EXHIBIT 10

NAVISTAR INTERNATIONAL CORPORATION

AND CONSOLIDATED SUBSIDIARIES

MATERIAL CONTRACTS

The following documents of Navistar International Corporation, its principal subsidiary Navistar, Inc., and its indirect subsidiary Navistar Financial Corporation are incorporated herein by reference:

10.1	Pooling and Servicing Agreement dated as of June 8, 1995, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Chemical Bank, as 1990 Trust Trustee, and The Bank of New York, as Master Trust Trustee. Filed as Exhibit 4.1 to Navistar Financial Securities Corporation’s Form 8-K dated and filed December 12, 2003. Commission File No. 033-87374.

10.2	First Amendment to the Pooling and Servicing Agreement dated as of September 12, 1995, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller and The Bank of New York, as Master Trust Trustee. Filed as Exhibit 10.103 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.3	Second Amendment to the Pooling and Servicing Agreement dated as of March 27, 1996, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller and The Bank of New York, as Master Trust Trustee. Filed as Exhibit 10.104 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.4	Third Amendment to the Pooling and Servicing Agreement dated as of July 17, 1998, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller and The Bank of New York, as Master Trust Trustee. Filed as Exhibit 10.105 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.5	Fourth Amendment to the Pooling and Servicing Agreement dated as of June 2, 2000, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller and The Bank of New York, as Master Trust Trustee. Filed as Exhibit 4.7 to Navistar Financial Securities Corporation’s Form S-3/A dated and filed June 12, 2000. Commission File No. 333-32960.

10.6	Fifth Amendment to the Pooling and Servicing Agreement dated as of July 13, 2000, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller and The Bank of New York, as Master Trust Trustee. Filed as Exhibit 4.2 to Navistar Financial Dealer Note Master Trust’s Form 8-K dated July 13, 2000 and filed July 14, 2000. Commission File No. 033-36767-03.

10.7	Sixth Amendment to the Pooling and Servicing Agreement dated as of October 31, 2003, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller and The Bank of New York, as Master Trust Trustee. Filed as Exhibit 4.7 to Navistar Financial Dealer Note Master Owner Trust’s Form S-3/A dated and filed December 23, 2003. Commission File No. 333-104639-01.

10.8	Seventh Amendment to the Pooling and Servicing Agreement dated as of June 10, 2004, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller and The Bank of New York, as Master Trust Trustee. Filed as Exhibit 4.6 to Navistar Financial Dealer Note Master Owner Trust’s Form 8-K dated June 10, 2004 and filed June 14, 2004. Commission File No. 333-104639-01.

10.9	Series 1998-1 Supplement to the Pooling and Servicing Agreement dated as of July 17, 1998, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and the Bank of New York, as Master Trust Trustee on behalf of the Series 1998-1 Certificateholders. Filed as Exhibit 4.1 to Navistar Financial Securities Corporation’s Form 8-K dated and filed December 4, 2003. Commission File No. 033-87374.

10.10	Series 2000-VFC Supplement to the Pooling and Servicing Agreement, dated as of January 28, 2000, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and the Bank of New York, as Master Trust Trustee on behalf of the Series 2000-VFC Certificateholders. Filed as Exhibit 10.71 to Navistar Financial Corporation’s Form 10-Q for the period ended January 31, 2005, which was dated and filed April 19, 2005. Commission File No. 001-04146.

10.11	Amendment No. 1 to the Series 2000-VFC Supplement to the Pooling and Servicing Agreement, dated as of January 22, 2003, by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and the Bank of New York, as Master Trust Trustee. Filed as Exhibit 10.72 to Navistar Financial Corporation’s Form 10-Q for the period ended January 31, 2005, which was dated and filed April 19, 2005. Commission File No. 001-04146.

10.12	Certificate Purchase Agreement, dated as of January 28, 2000, by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Receivables Capital Corporation, as the Conduit Purchaser and Bank of America, National Association, as Administrative Agent for the Purchasers, and as a Committed Purchaser. Filed as Exhibit 1.1 to Navistar Financial Securities Corporation’s Form 8-K dated and filed February 24, 2000. Commission File No. 033-87374.

10.13	Extension to the Certificate Purchase Agreement, dated as of January 25, 2001, by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Receivables Capital Corporation, as the Conduit Purchaser and Bank of America, National Association, as a Committed Purchaser. Filed as Exhibit 10.106 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.14	Extension and Amendment to the Certificate Purchase Agreement, dated as of January 23, 2002, by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Receivables Capital Corporation, as the Conduit Purchaser and Bank of America, National Association, as a Committed Purchaser. Filed as Exhibit 10.107 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.15	First Amendment to the Certificate Purchase Agreement, dated as of January 27, 2003, by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Receivables Capital Corporation, as the Conduit Purchaser and Bank of America, National Association, as Administrative Agent for the Purchasers and as a Committed Purchaser. Filed as Exhibit 10.108 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.16	Amended and Restated Certificate Purchase Agreement, dated as of December 27, 2004, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding Corp., as a Conduit Purchaser, Bank of America, National Association, as Administrative Agent for the Purchasers, a Managing Agent, and as a Committed Purchaser and the Bank of Nova Scotia, as a Committed Purchaser and as a Managing Agent. Filed as Exhibit 10.73 to Navistar Financial Corporation’s Form 10-Q for the period ended January 31, 2005, which was dated and filed April 19, 2005. Commission File No. 001-04146.

10.17	Extension to Amended and Restated Certificate Purchase Agreement, dated as of December 19, 2005, by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding Corporation, as a Conduit Purchaser, Bank of America, National Association, as Administrative Agent for the Purchasers and as a Managing Agent and as a Committed Purchaser and the Bank of Nova Scotia, as a Committed Purchaser and as a Managing Agent. Filed as Exhibit 10.109 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.18	Amendment dated October 31, 2006 to the Amended and Restated Certificate Purchase Agreement, dated as of December 27, 2004, by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Bank of America, National Association, as Administrative Agent for the Purchasers and as a Managing Agent and as a Committed Purchaser and the Bank of Nova Scotia, as a Committed Purchaser and as a Managing Agent. Filed as Exhibit 10.132 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.19	Amendment, Wavier and Extension dated March 24, 2006 to the Amended and Restated Certificate Purchase Agreement, dated as of December 27, 2004, by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding Corporation, as a Conduit Purchaser, Bank of America, National Association, as Administrative Agent for the Purchasers and as a Managing Agent and as a Committed Purchaser and the Bank of Nova Scotia, as a Committed Purchaser and as a Managing Agent. Filed as Exhibit 10.133 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.20	Amendment, Waiver and Extension to Amended and Restated Certificate Purchase Agreement, dated as of May 26, 2006, by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding Corporation, as a Conduit Purchaser, Bank of America, National Association, as Administrative Agent for the Purchasers and as a Managing Agent and as a Committed Purchaser and the Bank of Nova Scotia, as a Committed Purchaser and as a Managing Agent. Filed as Exhibit 10.110 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.21	Amendment, Waiver and Extension to Amended and Restated Certificate Purchase Agreement, dated as of January 31, 2007, by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding Corporation, as a Conduit Purchaser, Bank of America, National Association, as Administrative Agent for the Purchasers and as a Managing Agent and as a Committed Purchaser and the Bank of Nova Scotia, as a Committed Purchaser and as a Managing Agent. Filed as Exhibit 10.111 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.22	Master Owner Trust Agreement dated as of June 10, 2004, between Navistar Financial Securities Corporation, as Seller and Chase Manhattan Bank USA, N.A. as Master Owner Trust Trustee. Filed as Exhibit 4.5 to Navistar Financial Dealer Note Master Owner Trust’s Form 8-K dated June 10, 2004 and filed June 14, 2004. Commission File No. 333-104639-01.

10.23	Indenture, dated as of June 10, 2004, between Navistar Financial Dealer Notes Master Owner Trust, as Issuer and the Bank of New York, as Indenture Trustee. Filed as Exhibit 4.2 to Navistar Financial Dealer Note Master Owner Trust’s Form 8-K dated June 10, 2004 and filed June 14, 2004. Commission File No. 333-104639-01.

10.24	Series 2005-1 Indenture Supplement to the Indenture, dated as of February 28, 2005, between Navistar Financial Dealer Note Master Owner Trust, as Issuer, and The Bank of New York, as Indenture Trustee. Filed as Exhibit 4.1 to Navistar Financial Dealer Note Master Owner Trust’s Form 8-K dated March 3, 2005 and filed March 4, 2005. Commission File No. 333-104639-01.

10.25	Receivables Purchase Agreement, dated as of April 8, 2004, among Truck Retail Accounts Corporation, as Seller, Navistar Financial Corporation, as Servicer, Bank One, NA, as Agent, and Jupiter Securitization Corporation, as Conduit. Filed as Exhibit 10.112 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.26	Amendment No. 1 to Receivables Purchase Agreement, dated as of March 31, 2005, among Truck Retail Accounts Corporation, as Seller, Navistar Financial Corporation, as Servicer, Bank One, NA, as Agent, and Jupiter Securitization Corporation, as Conduit. Filed as Exhibit 10.123 to Navistar Financial Corporation’s Form 10-K dated and December 10, 2007. Commission File No. 001-04146.

10.27	Amendment No. 2 to Receivables Purchase Agreement, dated as of August 14, 2005, among Truck Retail Accounts Corporation, as Seller, Navistar Financial Corporation, as Servicer, Bank One, NA, as Agent, and Jupiter Securitization Corporation, as Conduit. Filed as Exhibit 10.124 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.28	Amendment No. 3 to Receivables Purchase Agreement, dated as of August 11, 2006, among Truck Retail Accounts Corporation, as Seller, Navistar Financial Corporation, as Servicer, Bank One, NA, as Agent, and Jupiter Securitization Corporation, as Conduit. Filed as Exhibit 10.125 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.29	Amendment No. 4 to Receivables Purchase Agreement, dated as of August 10, 2007, among Truck Retail Accounts Corporation, as Seller, Navistar Financial Corporation, as Servicer, JP Morgan Chase Bank, N.A. (as successor by merger to Bank One, NA), as Agent, and Jupiter Securitization Corporation, as Conduit. Filed as Exhibit 10.128 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.30	Amendment No. 5 to Receivables Purchase Agreement, dated as of August 15, 2007, among Truck Retail Accounts Corporation, as Seller, Navistar Financial Corporation, as Servicer, JP Morgan Chase Bank, N.A. (as successor by merger to Bank One, NA), as Agent, and Jupiter Securitization Corporation, as Conduit. Filed as Exhibit 10.135 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.31	Waiver No. 1 to Receivables Purchase Agreement, dated as of January 28, 2005, among Truck Retail Accounts Corporation, as Seller, Navistar Financial Corporation, as Servicer, Bank One, NA, as Agent, and Jupiter Securitization Corporation, as Conduit. Filed as Exhibit 10.114 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.32	Waiver No. 2 to Receivables Purchase Agreement, dated as of March 14, 2005, among Truck Retail Accounts Corporation, as Seller, Navistar Financial Corporation, as Servicer, Bank One, NA, as Agent, and Jupiter Securitization Corporation, as Conduit. Filed as Exhibit 10.115 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.33	Waiver No. 3 to Receivables Purchase Agreement, dated as of April 14, 2005, among Truck Retail Accounts Corporation, as Seller, Navistar Financial Corporation, as Servicer, JP Morgan Chase Bank, N.A. (successor by merger to Bank One, NA), as Agent, and Jupiter Securitization Corporation, as Conduit. Filed as Exhibit 10.116 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.34	Waiver No. 4 to Receivables Purchase Agreement, dated as of July 20, 2005, among Truck Retail Accounts Corporation, as Seller, Navistar Financial Corporation, as Servicer, JP Morgan Chase Bank, N.A. (successor by merger to Bank One, NA), as Agent, and Jupiter Securitization Corporation, as Conduit. Filed as Exhibit 10.117 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.35	Waiver No. 5 to Receivables Purchase Agreement, dated as of January 17, 2006, among Truck Retail Accounts Corporation, as Seller, Navistar Financial Corporation, as Servicer, JP Morgan Chase Bank, N.A. (successor by merger to Bank One, NA), as Agent, and Jupiter Securitization Corporation, as Conduit. Filed as Exhibit 10.118 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.36	Waiver No. 6 to Receivables Purchase Agreement, dated as of March 21, 2006, among Truck Retail Accounts Corporation, as Seller, Navistar Financial Corporation, as Servicer, JP Morgan Chase Bank, N.A. (successor by merger to Bank One, NA), as Agent, and Jupiter Securitization Corporation, as Conduit. Filed as Exhibit 10.119 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.37	Waiver No. 7 to Receivables Purchase Agreement, dated as of January 31, 2007, among Truck Retail Accounts Corporation, as Seller, Navistar Financial Corporation, as Servicer, JP Morgan Chase Bank, N.A. (successor by merger to Bank One, NA), as Agent, and Jupiter Securitization Corporation, as Conduit. Filed as Exhibit 10.120 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.38	Receivables Sale Agreement, dated as of April 8, 2004, between Navistar Financial Corporation, as Transferor, and Truck Retail Accounts Corporation, as Transferee. Filed as Exhibit 10.113 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.39	Waiver No. 1 to Receivables Sale Agreement, dated as of March 21, 2006, between Navistar Financial Corporation, as Transferor, and Truck Retail Accounts Corporation, as Transferee. Filed as Exhibit 10.121 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.40	Waiver No. 2 to Receivables Sale Agreement, dated as of January 31, 2007, between Navistar Financial Corporation, as Transferor, and Truck Retail Accounts Corporation, as Transferee. Filed as Exhibit 10.122 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

*10.41	Navistar International Corporation 1988 Non-Employee Director Stock Option Plan amended as of March 20, 1996. Filed as Exhibit 10.19 to Form 10-K for the period ended October 31, 1997, which was dated and filed December 22, 1997. Commission File No. 001-09618.

*10.42	Navistar International Corporation 1994 Performance Incentive Plan, as amended. Filed as Exhibit 10.31 to Form 10-Q for the period ended January 31, 2002, which was dated and filed March 11, 2002. Commission File No. 001-09618.

*10.43	Navistar International Corporation 1998 Supplemental Stock Plan, as amended and supplemented by the Restoration Stock Option Program. Filed as Exhibit 10.32 to Form 10-Q for the period ended January 31, 2002, which was dated and filed March 11, 2002 Commission File No. 1-9618.

*10.44	Navistar International Corporation Amended and Restated Executive Stock Ownership Program dated September 1, 2004. Filed as Exhibited 99.1 to Form 8-K dated and filed August 31, 2004. Commission File No. 1-9618.

*10.45	Board of Directors resolution amending the 1994 Performance Incentive Plan, the 1998 Supplemental Stock Plan and the 1998 Non-Employee Director Stock Option Plan to prohibit the repricing and discounting of options. Filed as Exhibit 10.36 to Form 10-K for the period ended October 31, 2003, which was dated December 18, 2003 and filed December 19, 2003. Commission File No. 001-09618.

*10.46	Board of Directors resolution terminating the 1998 Non-Employee Directors Plan. Filed as Exhibit 10.39 to Form 10-Q for the period ended April 30, 2004, which was dated and filed June 9, 2004. Commission File No. 001-09618.

*10.47	Navistar International Corporation’s offer of employment to William Caton, a new executive officer of Navistar, which contains the terms and conditions of certain compensation awards. Filed as Exhibit 10.1 to Form 8-K dated and filed October 4, 2005. Commission File No. 001-09618.

*10.48	Navistar International Corporation Non-Employee Director’s Deferred Fee Plan, as amended and restated January 1, 2005. Filed as Exhibit 10.65 to Form 8-K dated and filed December 16, 2005. Commission File No. 001-09618.

10.49	Credit Agreement dated February 22, 2006 among Navistar International Corporation, as Borrower, the Subsidiary Guarantors party thereto, the Lenders party thereto, Credit Suisse, as administrative agent for the Lenders, and the other Agents party thereto. Filed as Exhibit 99(B)(1) to Form SC TO-I filed February 24, 2006. Commission File No. 005-39182. PLEASE NOTE THIS CREDIT AGREEMENT IS NO LONGER IN EFFECT AND HAS BEEN REFINANCED WITH THE CREDIT AGREEMENT REFERENCE IN 10.52 BELOW.

10.50	Amendment No 1. dated August 2, 2006 to that certain Credit Agreement dated February 22, 2006 among Navistar International CORPORATION, as Borrower, the Subsidiary Guarantors party thereto, the Lenders party thereto, Credit Suisse, as administrative agent for the Lenders, and the other Agents party thereto. Filed as Exhibit 99(B)(2) to Form SC TO-I/A filed August 3, 2006. Commission File No. 005-39182. PLEASE NOTE THIS CREDIT AGREEMENT IS NO LONGER IN EFFECT AND HAS BEEN REFINANCED WITH THE CREDIT AGREEMENT REFERENCE IN 10.52 BELOW.

*10.51	Compensation Committee of the Board of Directors resolutions approving the Annual Incentive Plan Criteria for 2007 for named executive officers. Filed as Exhibit 10.57 to Form 8-K dated and filed October 24, 2006. Commission File No. 001-09618.

10.52	Credit Agreement dated January 19, 2007 among Navistar International Corporation, as Borrower, the Subsidiary Guarantors party thereto, the Lenders party thereto, JP Morgan Chase Bank, N.A., as administrative agent for the Lenders, and the other Agents party thereto. Filed as Exhibit 10.59 to Form 8-K/A dated and filed January 25, 2007. Commission File No. 001-09618.

*10.53	Board of Directors resolution approving an amended to Navistar International Corporation’s Amended and Restated Executive Stock Ownership Program dated September 1, 2004 to toll the time period in which a participant has for meeting the stock ownership requirements of, and ability to earn premium shares under, the program. Filed as Exhibit 10.68 to Form 8-K dated and filed February 26, 2007. Commission File No. 001-09618.

*10.54 &10.55	Compensation Committee and Board of Directors resolutions approving certain technical amendments to Navistar’s 1994 Performance Incentive Plan, 1998 Supplemental Stock Plan, 1998 Interim Stock Plan, 1998 Non-Employee Directors Stock Option Plan and 2004 Performance Incentive Plan. Filed as Exhibits 10.69 and 10.70 to Form 8-K dated and filed April 20, 2007. Commission File No. 001-09618.

*10.56 &10.57	Compensation Committee and Board of Directors resolutions approving certain change of control amendments to Navistar’s 2004 Performance Incentive Plan, 1998 Non-Employee Directors Stock Option Plan, 1988 Non-Employee Directors Stock Option Plan, 1994 Performance Incentive Plan, 1998 Supplemental Stock Plan and 1998 Interim Stock Plan. Filed as Exhibits 10.72 and 10.73 to Form 8-K dated and filed June 22, 2007. Commission File No. 001-09618.

10.58	Amended and Restated Credit Agreement dated July 1, 2005 among Navistar Financial Corporation, Arrendadora Financiera Navistar, S.A. De C.V., Servicios Financieros Navistar, S.A. De C.V. and Navistar Comercial, S.A. De C.V., as Borrowers, JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A., as the Syndication Agent, the Bank of Nova Scotia, as Documentation Agent, J.P Morgan Securities Inc. and Banc of America Securities, LLC, as Joint Book Managers and Joint Lead Arrangers and the lenders party thereto. Filed as Exhibit 10.01 to Navistar Financial Corporation’s Form 8-K dated and filed September 1, 2005. Commission File No. 001-04146.

10.59	Amended and Restated Security, Pledge and Trust Agreement dated as of July 1, 2005, between Navistar Financial Corporation and Deutsche Bank Trust Company Americas, as Trustee, pursuant to the terms of the Credit Agreement. Filed as Exhibit 10.02 to Navistar Financial Corporation’s Form 8-K dated and filed July 1, 2005. Commission File No. 001-04146.

10.60	First Waiver and Consent dated January 17, 2006 to Amended and Restated Credit Agreement dated July 1, 2005 among Arrendadora Financiera Navistar, S.A. De C.V., Organizacion Auxiliar del Credito, Servicios Financieros Navistar, S.A. De C.V., Sociedad Financiera De Objecto Limitado, Navistar Comercial, S.A. De C.V., the lenders party thereto, JP Morgan Chase Bank, N.A., as administrative agent, Bank of America, N.A., as syndication agent and The Bank of Nova Scotia, as documentation agent. Filed as Exhibit 99.1 to Navistar Financial Corporation’s Form 8-K dated and filed March 8, 2006. Commission File No. 001-04146.

10.61	Second Waiver and Consent dated March 2, 2006 to Amended and Restated Credit Agreement dated July 1, 2005 among Arrendadora Financiera Navistar, S.A. De C.V., Organizacion Auxiliar del Credito, Servicios Financieros Navistar, S.A. De C.V., Sociedad Financiera De Objecto Limitado, Navistar Comercial, S.A. De C.V., the lenders party thereto, JP Morgan Chase Bank, N.A., as administrative agent, Bank of America, N.A., as syndication agent and The Bank of Nova Scotia, as documentation agent. Filed as Exhibit 99.2 to Navistar Financial Corporation’s Form 8-K dated and filed March 8, 2006. Commission File No. 001-04146.

10.62	Third Waiver and Consent dated November 16, 2006 to Amended and Restated Credit Agreement dated July 1, 2005 among Arrendadora Financiera Navistar, S.A. De C.V., Organizacion Auxiliar del Credito, Servicios Financieros Navistar, S.A. De C.V., Sociedad Financiera De Objecto Limitado, Navistar Comercial, S.A. De C.V., the lenders party thereto, JP Morgan Chase Bank, N.A., as administrative agent, Bank of America, N.A., as syndication agent and The Bank of Nova Scotia, as documentation agent. Filed as Exhibit 10.1 to Navistar Financial Corporation’s Form 8-K dated and filed November 20, 2006. Commission File No. 001-04146.

10.63	First Amendment dated March 28, 2007 to Amended and Restated Credit Agreement dated July 1, 2005 among Arrendadora Financiera Navistar, S.A. De C.V., Organizacion Auxiliar del Credito, Servicios Financieros Navistar, S.A. De C.V., Sociedad Financiera De Objecto Limitado, Navistar Comercial, S.A. De C.V., the lenders party thereto, JP Morgan Chase Bank, N.A., as administrative agent, Bank of America, N.A., as syndication agent and The Bank of Nova Scotia, as documentation agent. Filed as Exhibit 10.1 to Navistar Financial Corporation’s Form 8-K dated March 28, 2007 and filed April 3, 2007. Commission File No. 001-04146.

10.64	ABL Credit Agreement dated June 15, 2007 among International Truck and Engine Corporation and four of its other manufacturing subsidiaries, namely, IC Corporation, IC of Oklahoma, LLC, SST Truck Company LP and International Diesel of Alabama, LLC, the lenders thereto, Credit Suisse, as administrative agent, Bank of America, N.A., as collateral agent, Banc of America Securities LLC and JPMorgan Chase Bank, N.A., as co-syndication agents, General Electric Capital Corporation and Wachovia Capital Finance Corporation (Central), as co-documentation agents, Credit Suisse Securities (USA) LLC, Banc of America Securities LLC and J.P. Morgan Securities Inc. as joint lead bookrunners, and Credit Suisse Securities (USA) LLC and Banc of America Securities LLC, as joint lead arrangers. Filed as Exhibit 10.71 to Form 8-K dated and filed June 19, 2007. Commission File No. 001-09618.

10.65	Second Amendment and Fourth Waiver dated October 23, 2007 to Amended and Restated Credit Agreement dated July 1, 2005 among Arrendadora Financiera Navistar, S.A. De C.V., Organizacion Auxiliar del Credito, Servicios Financieros Navistar, S.A. De C.V., Sociedad Financiera De Objecto Limitado, Navistar Comercial, S.A. De C.V., the lenders party thereto, JP Morgan Chase Bank, N.A., as administrative agent, Bank of America, N.A., as syndication agent and The Bank of Nova Scotia, as documentation agent. Filed as Exhibit 10.1 to Navistar Financial Corporation’s Form 8-K dated and filed October 23, 2007. Commission File No. 001-04146.

*10.66	Compensation Committee of the Board of Directors resolution recommending the appointment of Mr. William A. Caton as Executive Vice President and Chief Financial Officer of Navistar, increasing his annual base salary by $95,000 to $625,000, authorizing the award of a discretionary cash bonus in an amount not to exceed $200,000 and providing Mr. Caton certain other benefits commensurate with his Chief Financial Officer position. Filed as Exhibit 10.101 to Form 10-K for the period ended October 31, 2005, which was dated December 7, 2007 and filed December 10, 2007. Commission File No. 001-09618.

*10.67	Board of Directors resolutions (i) providing for a cash payment in the amount of $43,200 to each non-employee director in lieu of the 2006 annual grant to each director of 4,000 shares of company common stock as part of the company’s overall director compensation, (ii) suspending the requirement that each director receive at least one-fourth of their annual retainer in the form of restricted stock during such period in which Regulation BTR applies (accordingly, each director will receive the entire annual retainer of $60,000 in four equal quarterly cash payments) and (iii) suspending for calendar year 2007 each director’s ability to elect to receive stock in lieu of a cash payment in accordance with the Non-Employee Directors Deferred Fee Plan. Filed as Exhibit 10.102 to Form 10-K for the period ended October 31, 2005, which was dated December 7, 2007 and filed December 10, 2007. Commission File No. 001-09618.

*10.68	Agreement between Navistar International Corporation and Mr. John Correnti (a director of Navistar) to cancel the extension of the expiration date of an option to purchase 2,000 shares of Navistar Common Stock as previously disclosed on Form 8-K dated October 23, 2006. Please refer to Navistar’s Form 8-K dated and filed April 20, 2007 for more information on this subject. Commission File No. 001-09618. Filed as Exhibit 10.103 to Form 10-K for the period ended October 31, 2005, which was dated December 7, 2007 and filed December 10, 2007. Commission File No. 001-09618.

10.69	Amended and Restated Parents’ Side Agreement dated July 1, 2005 among Navistar International Corporation and JPMorgan Chase Bank, N.A., as Administrative Agent for the lenders indicated therein in respect of Navistar Financial Corporation’s Amended and Restated Credit Agreement dated July 1, 2005. Filed as Exhibit 10.104 to Form 10-K for the period ended October 31, 2005, which was dated December 7, 2007 and filed December 10, 2007. Commission File No. 001-09618.

10.70	Amended and Restated Parent Guarantee dated July 1, 2005 among Navistar International Corporation and JPMorgan Chase Bank, N.A., as Administrative Agent for the lenders indicated therein in respect of Navistar Financial Corporation’s Amended and Restated Credit Agreement dated July 1, 2005. Filed as Exhibit 10.105 to Form 10-K for the period ended October 31, 2005, which was dated December 7, 2007 and filed December 10, 2007. Commission File No. 001-09618.

*10.71	Compensation Committee of the Board of Directors resolutions approving the Annual Incentive Plan Criteria for 2008 for named executive officers. Filed as Exhibit 10.106 to Form 8-K dated and filed December 14, 2007. Commission File No. 001-09618.

*10.72	Form of revised Executive Severance Agreement which is executed with all executive officers dated December 31, 2007. Filed as Exhibit 10.107 to Form 8-K dated and filed December 14, 2007. Commission File No. 001-09618.

10.73	Fifth Waiver dated November 28, 2007 to Amended and Restated Credit Agreement dated July 1, 2005 among Arrendadora Financiera Navistar, S.A. De C.V., Organizacion Auxiliar del Credito, Servicios Financieros Navistar, S.A. De C.V., Sociedad Financiera De Objecto Limitado, Navistar Comercial, S.A. De C.V., the lenders party thereto, JP Morgan Chase Bank, N.A., as administrative agent, Bank of America, N.A., as syndication agent and The Bank of Nova Scotia, as documentation agent. Filed as Exhibit 10.1 to Navistar Financial Corporation’s Form 8-K dated and filed December 14, 2007. Commission File No. 001-04146.

10.74	Amendment, Waiver and Extension dated December 7, 2007 to the Amended and Restated Certificate Purchase Agreement, dated as of December 27, 2004, by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding LLC (f/k/a Liberty Street Funding Corporation), as a Conduit Purchaser, Bank of America, National Association, as Administrative Agent for the Purchasers and as a Managing Agent and as a Committed Purchaser and the Bank of Nova Scotia, as a Committed Purchaser and as a Managing Agent. Filed as Exhibit 10.6 to Navistar Financial Corporation’s Form 8-K dated and filed December 14, 2007. Commission File No. 001-04146.

10.75	Wavier No. 3 dated October 23, 2007 to the Receivables Sale Agreement dated as of April 8, 2004, between Navistar Financial Corporation, as Transferor, and Truck Retail Accounts Corporation, as Transferee. Filed as Exhibit 10.151 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.76	Waiver No. 8 dated October 23, 2007 to Receivables Purchase Agreement, dated as of April 8, 2004, among Truck Retail Accounts Corporation, as Seller, Navistar Financial Corporation, as Servicer, JP Morgan Chase Bank, N.A. (successor by merger to Bank One, NA), as Agent, and Jupiter Securitization Corporation, as Conduit. Filed as Exhibit 10.150 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.77	Wavier No. 4 dated November 28, 2007 to the Receivables Sale Agreement dated as of April 8, 2004, between Navistar Financial Corporation, as Transferor, and Truck Retail Accounts Corporation, as Transferee. Filed as Exhibit 10.11 to Navistar Financial Corporation’s Form 8-K dated and filed December 14, 2007. Commission File No. 001-04146.

10.78	Waiver No. 9 dated November 28, 2007 to Receivables Purchase Agreement, dated as of April 8, 2004, among Truck Retail Accounts Corporation, as Seller, Navistar Financial Corporation, as Servicer, JP Morgan Chase Bank, N.A. (successor by merger to Bank One, NA), as Agent, and Jupiter Securitization Corporation, as Conduit. Filed as Exhibit 10.11 to Navistar Financial Corporation’s Form 8-K dated and filed December 14, 2007. Commission File No. 001-04146

*10.79	Form of Indemnification Agreement which is executed with all non-employee directors dated December 11, 2007. Filed as Exhibit 10.93 to Form 10-K for the period ended October 31, 2007, which was dated and filed May 29, 2008. Commission File No. 001-09618.

*10.80	Board of Directors resolution approving an additional retainer for the lead director of the Board of Directors. Filed as Exhibit 10.94 to Form 10-K for the period ended October 31, 2007, which was dated and filed May 29, 2008. Commission File No. 001-09618.

*10.81	Compensation Committee and Board of Directors approval of 2008 long term emergence incentive grants to non-employee directors and named executive officers. Filed as Exhibit 10.95 to Form 10-Q for the period ended April 30, 2008, which was dated and filed June 27, 2008. Commission File No. 001-09618.

The following documents of Navistar International Corporation, its principal subsidiary Navistar, Inc., and its indirect subsidiary Navistar Financial Corporation are filed herewith:

*10.82	Navistar, Inc. Supplemental Executive Retirement Plan, as amended and restated effective as of January 1, 2005 (including amendment through July 31, 2008).

*10.83	Navistar, Inc. Managerial Retirement Objective Plan, as amended and restated effective as of January 1, 2005 (including amendments through July 31, 2008).

*10.84	Navistar Financial Corporation Managerial Retirement Objective Plan, as amended and restated effective as of January 1, 2005 (including amendments through July 31, 2008).

*10.85	Navistar, Inc. Supplemental Retirement Accumulation Plan, effective as of January 1, 2005 (including amendments through July 31, 2008).

*10.86	Navistar International Corporation 2004 Performance Incentive Plan, as amended and restated as of May 27, 2008.

*10.87	Form of Incentive Stock Option Award Agreement.

*10.88	Form of Supplement to Incentive Stock Option Award Agreement.

*10.89	Form of Non-Qualified Stock Option Award Agreement.

*10.90	Form of Supplement to Non-Qualified Stock Option Award Agreement.

*10.91	Form of Restoration Stock Option Award Agreement.

*10.92	Form of Supplement to Restoration Stock Option Award Agreement.

*10.93	Form of Non-Employee Director Stock Option Award Agreement.

*10.94	Form of Supplement to Non-Employee Director Stock Option Award Agreement.

*10.95	Form of Restricted Stock Award Agreement.

*10.96	Form of Premium Share Unit Certificate.

*10.97	Form of Deferred Share Unit Certificate.

*10.98	Board of Directors resolution amending the 1998 Non-Employee Director Stock Option Plan to permit net settlement of shares.

*10.99	Compensation Committee resolutions amending the Navistar’s 1994 Performance Incentive Plan, 1998 Interim Stock Plan, 1998 Supplemental Stock Plan, 2004 Performance Incentive Plan and the 1998 Non-Employee Director Stock Option Plan, to permit net settlement of shares.

*10.100	Amendment No. 1 to William A. Caton’s Executive Severance Agreement.

*10.101	Form of Restricted Stock Unit Award Agreement.

*	Indicates a management contract or compensatory plan or arrangement required to be filed or incorporated by reference as an exhibit to this report.

EXHIBIT 10.82

NAVISTAR, INC.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

As Amended and Restated Effective as of January 1, 2005

(including amendments through July 31, 2008)

(Continued)

NAVISTAR, INC.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

As Amended and Restated Effective As of January 1, 2005,

(including amendments through July 31, 2008)

Introduction

The Plan and Its Effective Date

Navistar, Inc. (named International Truck and Engine Corporation immediately prior to February 27, 2008 and formerly named Navistar International Transportation Corp. immediately prior to February 23, 2000) maintains the Supplemental Executive Retirement Plan, which was established effective November 1, 1985 for the benefit of its eligible employees. The Plan has been amended from time to time thereafter. The provisions of this document shall be applicable to Employees, as hereinafter defined, who retire or otherwise terminate employment on or after January 1, 2005. With regard to employees who retired or otherwise terminated employment with the Company prior to such date, the provisions of the Plan as in effect at the time of such retirement or termination shall apply.

Compliance with Code Section 409A

The Plan is designed to comply in all respects with Code Section 409A. Accordingly, the Plan is hereby amended and restated, effective as of January 1, 2005, to conform to the requirements of Code Section 409A, and final Treasury regulations issued thereunder, with respect to any Non-Grandfathered Amount, as hereinafter defined, under the Plan. Notwithstanding the foregoing or any other provision of the Plan to the contrary, prior to January 1, 2009, it is intended that the Plan be construed and administered with respect to any Non-Grandfathered Amount both pursuant to and in accordance with a good faith interpretation of Code Section 409A and in a manner consistent with published guidance and other applicable authorities promulgated thereunder. Treatment of any Non-Grandfathered Amount under the Plan pursuant to and in accordance with any transition rules provided under such published guidance and other applicable authorities shall be expressly authorized hereunder and shall be administered in accordance with procedures established by the Committee, as hereinafter defined.

Section 1

Plan Name and Definitions

1.1 Plan Name. This plan, as may be amended from time to time, shall be known as the Navistar, Inc. Supplemental Executive Retirement Plan (known as the International Truck and Engine Corporation Supplemental Executive Retirement Plan immediately prior to February 27, 2008 and formerly known as the Navistar International Transportation Corp. Supplement Executive Retirement Plan immediately prior to February 23, 2000), hereinafter referred to as the “Plan.” Notwithstanding the foregoing, to the extent (and only to the extent) required under Code Section 409A with respect to a Participant’s Non-Grandfathered Amount, the term “Plan” shall also mean any other plan with which the Plan is required to be aggregated under Code Section 409A. This Plan is intended to constitute a non-account balance plan, as defined in Treasury regulation §1.409A-1(c)(2)(i)(c).

1.2 “Annual Compensation” shall mean the Participant’s annual base salary plus incentive compensation, as used for purposes of determining “Final Average Compensation” under the Managerial Retirement Objective Plan.

1.3 “Actual Retirement Date” shall mean the first day of the month coincident with or next following the date on which a Participant actually Retires.

1.4 “Board” shall mean the Board of Directors of Navistar International Corporation, the parent corporation of the Company, and each successor thereto.

1.5 “Code” shall mean the Internal Revenue Code of 1986, as amended, including any applicable regulations, authorities, or such other guidance of general applicability promulgated thereunder.

1.6 “Committee” shall mean the Compensation Committee of the Board (formerly named the Committee on Compensation and Governance), or any successor committee thereto. To the extent the Committee considers necessary and advisable to properly carry out the administration of the Plan, it shall have discretionary authority to employ and rely upon information and opinions of agents, attorneys, accountants or other persons (who also may be employed by the Company) and to delegate to them any or all of the powers, rights and duties conferred on the Committee under the Plan. Any reference in the Plan to the term “Committee” with respect to any such delegation of powers, rights, and duties shall be deemed a reference to the Committee’s respective delegate.

1.7 “Company” shall mean Navistar, Inc. (named International Truck and Engine Corporation immediately prior to February 27, 2008 and formerly named Navistar International Transportation Corp. immediately prior to February 23, 2000) and any entity succeeding to its business which shall acquire its rights and assume its obligations under the Plan and, to the extent not specifically provided in the Plan, includes any Participating Company for purposes of Sections 1.22, 3, 4, 7.1, 7.4, 7.5, and 7.7; provided that, to the extent (and only to the extent) required under Code Section 409A with respect to any Non-Grandfathered Amount, the term “Company” shall mean the entity for whom the Participant performs services and with respect to whom the legally binding right to payments under the Plan arises, and all entities with whom such entity would be considered a single employer under Code Section 414(b) or 414(c).

1.8 “Credited Service” shall mean Credited Service as used for purposes of the Managerial Retirement Objective Plan.

1.9 “Early Retirement Date” shall mean the first day of the month prior to the Participant’s Normal Retirement Date and coincident with or next following a Participant’s attainment of age 55 and completion of 5 years of Credited Service.

1.10 “Employee” shall mean any person employed full time by the Company or a Participating Company.

1.11 “Final Average Compensation” shall mean the Participant’s Annual Compensation in the highest consecutive 60-month period during the 120-month period prior to his/her Actual Retirement Date, as used for purposes of the Managerial Retirement Objective Plan; provided, however, that with regard to a Participant who, as of January 1, 1990, has both attained age 55 and completed 5 years of Credited Service, “Final Average Compensation” shall never be less than the Participant’s Annual Compensation in the highest consecutive 36-month period during the 60-month period prior to January 1, 1990, as used for purposes of the Managerial Retirement Objective Plan.

1.12 “Grandfathered Amount” shall mean, with respect to each Participant, the present value of the benefits, if any, to which he/she would have been entitled under the Plan if he/she voluntarily terminated services without cause on December 31, 2004 and received a payment of such benefits on the earliest possible date allowed under the Plan to receive a payment of such benefits following termination of services, and received such benefits in the form with the maximum value, each determined by reference to the terms of the Plan in effect as of October 3, 2004, but only to the extent such Plan terms have not been materially modified (within the meaning of Treasury Regulation §1.409A-6(a)(4)) after October 3, 2004. Notwithstanding the foregoing, for any subsequent taxable year of the Participant, the Grandfathered Amount may increase to (a) equal the present value of the benefits the Participant actually becomes entitled to, in the form and at the time actually paid, determined under the terms of the Plan, as in effect on October 3, 2004, without regard to any further services rendered by the Participant after December 31, 2004, or any other events affecting the amount of or the entitlement to such benefits (other than a Participant election with respect to the time or form of an available benefit, if applicable), and (b) include any earnings (within the meaning of Treasury Regulation §1.409A-6(a)(4)) attributable thereto due solely to the passage of time; provided that in no event shall the Participant’s Grandfathered Amount exceed the present value of the benefits to which he would have been entitled under the Plan. For purposes of calculating the present value of each Participant’s Grandfathered Amount, if any, reasonable actuarial assumptions and methods shall be used. Whether actuarial assumptions and methods are reasonable for this purpose shall be determined as of each date the Participant’s benefits are valued for purposes of determining the Grandfathered Amount; provided that any reasonable actuarial assumptions and methods that were used by the Company with respect to such benefits as of December 31, 2004 will continue to be treated as reasonable assumptions and methods for this purpose; provided further that actuarial assumptions and methods shall be presumed reasonable if they are the same as those used to value benefits under the RPSE (or such other a “qualified” plan sponsored by the Company the benefits under which are part of the benefit formula under, or otherwise impact the amount of a Participant’s benefits under, the Plan).

1.13 “Managerial Objective Plan” shall mean the Company’s Managerial Retirement Objective Plan or the Navistar Financial Corporation Managerial Retirement Objective Plan, whichever is applicable, as may be amended from time to time.

1.14 “Non-Grandfathered Amount” shall mean, with respect to each Participant, the present value of the benefits to which he/she is entitled under the Plan less any portion of such benefits constituting his/her Grandfathered Amount.

1.15 “Normal Retirement Date” shall mean the first day of the month coincident with or next following a Participant’s attainment of age 65 and completion of 5 years of Credited Service.

1.16 “Participant” shall mean any Employee who participates in the Plan as provided in Section 2, and further, the term Participant shall be deemed to include any Employee who has Retired under the Plan.

1.17 “Participating Company” shall mean any corporation which is a member of the group of corporations under common control with the Company and which elects to be included under the Plan with the consent of the Company, and each successor thereto.

1.18 “Retire” or “Retires” or “Retired” shall mean an Eligible Employee’s termination of employment with the Company and all of its affiliates (other than by reason of death) on or after his/her Normal Retirement Date, Early Retirement Date, or Disability Retirement Date, whichever is applicable; provided that with respect to a Participant’s Non-Grandfathered Amount, such Participant’s termination of employment must be deemed a “separation from service” within the meaning of Treasury Regulation §1.409A-1(h) (using a percentage of 80% to determine the controlled group of corporations and businesses under common control).

1.19 “RPSE” shall mean the Company’s Retirement Plan for Salaried Employees (named the International Truck and Engine Corporation Retirement Plan for Salaried Employees immediately prior to February 27, 2008 and formerly named the Navistar International Transportation Corp. Retirement Plan for Salaried Employees immediately prior to February 23, 2000) or the Navistar Financial Corporation Retirement Plan for Salaried Employees, whichever is applicable, as may be amended from time to time.

1.20 “Social Security Benefit” shall mean the annual amount of Primary Social Security Benefit payable to the Participant at Actual Retirement Date or earliest commencement date, if later, as used for purposes of the RPSE. It shall also include any amounts (annual) payable to the Participant under the Canada Pension Plan (CPP), the Quebec Pension Plan (QPP) and the Canadian Old Age Security Act, if applicable.

1.21 “Specified Employee” shall mean any Participant who is a “specified employee,” as defined in Treasury Regulation §1.409A-1(i), including any elections described in Treasury Regulation §1.409A-1(i)(2) through (7) made by the Company.

1.22 “Vacation Service” shall mean Company service accumulated from the most recent date of hire by the Company as used for purposes of determining the amount of vacation for which the Employee is eligible under Company policy, as determined by the Company.

Section 2

Eligibility for Participation

The following Employees shall be eligible for participation in the Plan, effective as of the dates specified herein:

(a) All Employees whose job classification on January 1, 1990 or, if hired subsequent to that date, on the date of hire is in Organization Level 9 or above (or its equivalent under prior or future organization structures) are eligible to participate in the Plan upon attainment of age 55 or, if later, upon such Employee’s date of hire,

(b) All persons who are Employees on or after June 16, 2008 and whose job classification on the date of hire is not Organization Level 9 or above (or its equivalent under prior or future organization structures), but whose job classification due to promotion becomes Organization Level 9 or above (or its equivalent under prior or future organization structures) subsequent to the date of hire, are eligible to participate in the Plan upon attainment of age 55 or, if later, upon the date on which such Employee’s job classification becomes Organization Level 9 or above (or its equivalent under prior or future organization structures) subsequent to the date of hire, or

(c) Such other Employees as the Committee may approve from time to time.

Section 3

Retirement Dates and Conditions

3.1 Normal Retirement

A Participant who reaches his/her Normal Retirement Date while in the employment of the Company may elect to Retire, unless the Committee determines otherwise, and shall be entitled to receive a Normal Retirement Benefit as specified in Section 4.1.

3.2 Early Retirement

A Participant who reaches his/her Early Retirement Date while in the employment of the Company may elect to Retire. In the event of such Early Retirement, the Participant shall be entitled to receive an Early Retirement Benefit as specified in Section 4.2.

3.3 Disability Retirement

(a) A Participant who has completed 5 years of Credited Service and who thereafter while in the employment of the Company is determined to be totally and permanently disabled, as defined in paragraph (b) below, prior to reaching his/her Normal Retirement Date, and who has not elected to Retire under Section 3.2 upon reaching his/her Early Retirement Date, may elect to Retire on his/her Disability Retirement Date and shall be entitled to receive a Disability Retirement Benefit as specified in Section 4.3. A Participant’s “Disability Retirement Date” shall be the later of (1) or (2) below:

(1) the first day of the month following the month in which required evidence of disability is received, except that the notification under subparagraph (b) (2) will be deemed to have been received in the month the Social Security disability award is effective; or

(2) the first day of the month next following the date that is six months after the commencement date of such disability.

(b) A Participant shall be deemed to be “totally and permanently disabled” when:

(1) on the basis of objective medical evidence, it is determined by the Company that he/she is wholly and permanently prevented from engaging in any occupation or employment for wage or profit (except for purposes of rehabilitation) as a result of bodily injury or disease, either occupational or non-occupational in cause, but excluding disabilities resulting from service in the armed forces of any country for which he/she receives a military pension, and

(2) notification is received that the Participant is eligible for and receiving disability income benefits under the Federal Social Security Act.

Section 4

Amount and Payment of Benefits

4.1 Normal Retirement Benefit

The monthly Normal Retirement Benefit for a Participant who Retires under Section 3.1 shall be an amount, commencing as of the Participant’s Actual Retirement Date, equal to one-twelfth of the quantity (a) minus (b) minus (c), below:

(a) Final Average Compensation multiplied by the lesser of (1) below or (2) below:

(1) the sum of (i), (ii), (iii) and (iv) below:

(i) 1/2% for each year of age up to age 55; plus

(ii) 1/2% for each year of Credited Service earned prior to age 55; plus

(iii) 1% for each additional year of age beyond age 55; plus

(iv) 1% for each additional year of Credited Service earned after age 55, or

(2) 50%,

(b) 50% of the Participant’s Social Security Benefit (as defined in Section 1.20),

(c) The sum of the annual amounts of the following benefits payable to the Participant under:

(1) the RPSE,

(2) the Managerial Retirement Objective Plan,

(3)(i) any other plan or program of the Company providing defined benefit retirement benefits, including individual special deferred compensation or special retirement benefit arrangements,

(ii)(on an actuarial equivalent basis) the Company’s Retirement Accumulation Plan, to the extent of benefits arising from Company contributions other than salary reduction contributions and matching contributions described in Code Sections 401(k) and 401(m), respectively,

(iii)(on an actuarial equivalent basis) the Company’s 401(k) Retirement Savings Plan, to the extent of benefits arising from Company contributions made on or after January 1, 2005 other than salary reduction contributions and matching contributions described in Code Sections 401(k) and 401(m), respectively, and

(iv) effective January 1, 2005, (on an actuarial equivalent basis) any non-qualified account balance type plan or program of the Company,

(4) any defined benefit pension plan (qualified or non-qualified) of a prior employer, and

(5)(on an actuarial equivalent basis) benefits arising from employer contributions under any defined contribution pension plan (qualified or non-qualified) of a prior employer which is an integral part of its overall retirement program, excluding salary reduction contributions and matching contributions described in Code Sections 401(k) and 401(m), respectively, and other benefit arrangements which in the opinion of the Committee should not be considered.

4.2 Early Retirement Benefit

The Early Retirement Benefit for a Participant who Retires under Section 3.2 shall be computed as in Section 4.1 based on his/her Annual Compensation and Credited Service up to his/her Actual Retirement Date, and shall be (1) payable in the full, unreduced amount, if his/her Actual Retirement Date is on or after his/her 62nd birthday, or (2) reduced 1/4% for each month or partial month a Participant’s age at his/her Actual Retirement Date is less than age 62; such reduction shall be applied to the amount determined in Section 4.1(a), prior to the reduction by the amounts in paragraphs (b) and (c) of Section 4.1. For purposes of determining the Social Security Benefit offset under paragraph (b) of Section 4.1, it will be assumed that there are no Social Security earnings after the Actual Retirement Date.

4.3 Disability Retirement Benefit

The Disability Retirement Benefit for a Participant who Retires under Section 3.3 shall be computed as in Section 4.1, based on the Participant’s Annual Compensation and Credited Service up to the Participant’s Disability Retirement Date, without reduction because of commencement of benefit payments before the Participant’s Normal Retirement Date; provided, however, such benefit shall be reduced by the amount of any other benefit the Participant is eligible to receive from the Company’s Salary Continuation program, Long Term Disability program or any other program or arrangement provided by the Company as the result of such disability.

4.4 Survivor Benefit – Before Retirement

The surviving spouse of a Participant who dies after becoming eligible to Retire under Section 3.1 or 3.2, whichever is applicable, but who dies before he/she actually Retires, shall be entitled to receive a monthly Survivor Benefit equal to 55% of the monthly benefit determined in accordance with the provisions of Section 4.1 or 4.2, as applicable, that the Participant would have been entitled to receive had the Participant Retired immediately prior to his/her death. The benefit so determined shall be reduced by the amount of any monthly benefits the surviving spouse is eligible to receive under the Company’s Survivor Income Program. A surviving spouse who was not married to the deceased Participant for at least one year at the date of death shall not be eligible for the benefit under this Section 4.4.

4.5 Survivor Benefit – After Retirement

The surviving spouse of a Participant who dies after the commencement date of his/her monthly benefit under the Plan shall be entitled to receive a monthly Survivor Benefit equal to 55% of the Participant’s monthly Normal, Early or Disability Retirement Benefit as determined under Section 4.1, 4.2, or 4.3, respectively (or deferred vested benefit as determined under Section 9). The benefit so determined shall be payable only to the person who is the Participant’s spouse at the commencement date of his/her monthly benefit under the Plan and, if not married to the deceased Participant for at least one year at the date of his/her death, such surviving spouse shall not be eligible for the benefit under this Section 4.5.

4.6 Form of Benefit Payments

The benefit payable under Section 4.1, 4.2, or 4.3 shall be payable for the life of the Participant. Benefits payable under Section 4.4 or 4.5 shall be payable for the life of the surviving spouse.

4.7 Time of Benefit Payments

The benefits payable under Section 4.1, 4.2, or 4.3 shall be payable in monthly installments commencing on the Participant’s Actual Retirement Date. Such benefits shall cease with the payment made on the first of the month in which the Participant’s death occurs, except to the extent payments after death are provided by the form of benefit which is then in effect. Notwithstanding the foregoing or any other provision of the Plan to the contrary, in the event the Participant is a Specified Employee, no portion of his/her benefits under the Plan that constitutes a Non-Grandfathered Amount shall be paid before the end of the six-month period following the

Participant’s Actual Retirement Date, except in the event of the Participant’s death before the end of such period; provided that on the first date on which such benefit payments may be paid to the Participant at the end of such six-month period, the Participant shall receive payment of all monthly benefit payments due from his/her Actual Retirement Date, with an appropriate adjustment for interest for delayed payment (computed in a manner consistent with computing interest adjustments for delayed pension payments under the RPSE).

The benefits payable under Section 4.4 or 4.5 shall be payable in monthly installments for the lifetime of the surviving spouse and the timing and amount of such benefit shall determined in the same manner that the corresponding survivor benefit would be determined under the Managerial Retirement Objective Plan (or, in the event the surviving spouse is not eligible to receive such corresponding survivor benefit under the Managerial Retirement Objective Plan, determined as if the surviving spouse was so eligible to receive such survivor benefit).

4.8 Benefits Unfunded

The benefits payable under this Plan shall be paid by the Company each year out of its general assets and shall not be funded in any manner.

4.9 Tax Withholding

To the extent required by law in effect at the time distribution is made from the Plan (or at such earlier date on which any taxes are due, as prescribed by law), the Company shall withhold any taxes required to be withheld by federal, state or local taxing authorities.

4.10 Errors in Distributions

In the event of an error in a distribution, the Participant’s or his/her beneficiary’s benefits under the Plan shall, immediately upon the discovery of such error, be adjusted to reflect such underpayment or overpayment and, if possible, the next distribution shall be adjusted upward or downward, as appropriate, to correct such prior error. If the remaining benefits owed to the Participant or his/her beneficiary is insufficient to cover an erroneous overpayment, the Company may, at its complete and sole discretion, offset other amounts payable to the Participant from the Company or bring a lawsuit or proceeding against the Participant or his/her beneficiary to recoup the amount of any such overpayment and any costs and expenses, including, without limitation, court costs and reasonable attorneys’ fees, incurred by the Plan, the Company, or the Committee, in connection with recouping any such overpayment.

Section 5

Administration

5.1 Duties of Committee

This Plan shall be administered by the Committee in accordance with its terms and purposes. The Committee shall have discretionary authority to construe the terms of the Plan and determine eligibility for and the amount and manner of payment of benefits due to or on behalf of each Participant from this Plan and shall cause them to be paid by the Company accordingly.

5.2 Finality of Decisions

The decisions made by and the actions taken by the Committee in the administration of this Plan shall be final and conclusive on all persons.

Section 6

Amendment and Termination

6.1 Amendment and Termination

While the Company intends to maintain this Plan for as long as necessary, the Company reserves the right to amend and/or terminate it at any time for whatever reasons it may deem appropriate, except that any such amendment and/or termination shall not reduce the accrued benefit under this Plan for any Participant who has completed 5 years of Credited Service as of the date of such amendment and/or termination.

Supplements may be added to the Plan. Each Supplement will form a part of the Plan, and will modify the terms of the Plan as applied to those employees or groups of employees identified in that Supplement.

6.2 Contractual Obligation

Notwithstanding Section 6.1, the Company hereby makes a contractual commitment to pay the benefits accrued under this Plan to the extent it is financially capable of meeting such obligations.

Section 7

Miscellaneous

7.1 No Employment Rights

Nothing contained in this Plan shall be construed as a contract of employment between the Company and an Employee, or as a right of any Employee to be continued in the employment of the Company, or as a limitation of the right of the Company to discharge any of its Employees, with or without Cause (as defined in Section 9.3).

7.2 Assignment

The benefits payable under this Plan may not be assigned or alienated.

7.3 Applicable Law

This Plan shall be construed and administered in accordance with applicable federal laws and, to the extent not inconsistent therewith or preempted thereby, with the laws of the State of Illinois, determined without regard to the choice of law rules of any jurisdiction. Without limiting the generality and applicability of the foregoing and notwithstanding any provision in the Plan to the contrary, if and to the extent that the payment of any Plan benefits would otherwise violate the requirements of Code Section 409A, such Plan benefits shall be paid under such other conditions determined by the Committee that cause the payment of such benefits to comply with Code Section 409A and the Plan shall be construed and administered accordingly to achieve that objective, and in the event of any inconsistency between the terms of the Plan and Code Section 409A, the terms of Code Section 409A shall prevail and govern.

7.4 Facility of Payment; Missing Persons

When a person entitled to benefits under the Plan is under legal disability, or, in the Committee’s opinion, is in any way incapacitated so as to be unable to manage his/her financial affairs, the Committee may, in its sole discretion, direct payment of benefits to such person’s legal representative or estate, to any person who is judicially appointed or authorized to receive payment of benefits for such person’s benefit, or to a relative or friend of such person for such person’s benefit, or the Committee may direct the application of such benefits for the benefit of such person. Any payment made in accordance with the preceding sentence shall be a full and complete discharge of any liability for such payment under the Plan.

Neither the Committee nor the Company is required to search for or locate any person entitled to benefits under the Plan. If the Committee attempts to notify a person that he/she is entitled to benefits under the Plan, and such person fails to claim his/her benefits or make his/her whereabouts known to the Committee within a reasonable period of time after the notification is sent to such person, the benefits payable to such person shall be forfeited; provided that such benefits shall be reinstated if the person entitled thereto subsequently makes a claim for the forfeited benefits.

7.5 Validity

If any provision of the Plan is deemed invalid, illegal, or unenforceable by appropriate authority under the law of any jurisdiction applicable to the Plan, the same shall not affect, in any respect whatsoever, the validity, legality, or enforceability of any other provision of the Plan, and the Plan shall continue, to the fullest extent permitted by law, as if such invalid, illegal, or unenforceable provision were omitted and/or modified by such appropriate authority so as to preserve its validity, legality, or enforceability, unless such omission or modification would substantially impair the rights or benefits under the Plan of any affected Participant or beneficiary, the Company, or the Committee.

7.6 Claims Procedure

The Committee will provide notice in writing to any Participant or beneficiary whose claim for benefits under the Plan is denied, and the Committee shall also afford such Participant or beneficiary a full and fair review of its decision if so requested. The Committee has discretionary authority and responsibility to construe and interpret the provisions of the Plan and make factual determinations thereunder, including the power to determine the rights or eligibility of Employees or Participants and any other persons, and the amounts of their benefits under the Plan, and to remedy ambiguities, inconsistencies or omissions. Each such determination by the Committee shall be binding on all parties. Any interpretation of the provisions of the Plan and any decisions on any matter within the discretion of the Committee made in good faith shall be final and binding on all persons. Benefits under the Plan will be paid only if the Committee decides in its discretion that the applicant is entitled to them.

7.7 Responsibility For Legal Effect

No representations or warranties, express or implied, are made by the Company or the Committee and neither the Company nor the Committee assumes any responsibility concerning the legal, tax, or other implications or effects of the Plan.

Section 8

Involuntary Termination

8.1 Except as provided in Section 8.3, an Employee who is otherwise eligible to participate in the Plan except for not having attained the age of 55, whose employment with the Company and all of its affiliates is terminated by the Company for reasons other than “Cause” and whose age plus continuous Vacation Service as of the date of termination total 55 or more shall be eligible to “Grow In” to Early Retirement under Section 3.2 of the Plan, with benefits based on the Plan as in effect on the date of such termination, provided:

(a) the Employee has accrued at least 10 years of Credited Service as of his/her date of retirement,

(b) the Employee does not experience a break in service under the RPSE by reason of retirement under the RPSE, death, voluntary election to break such service or the elapse of a period of time equal to the Employee’s continuous Vacation Service prior to his/her date of retirement, and

(c) the Employee is not rehired by the Company or an affiliated company prior to his/her date of retirement.

8.2 For purposes of this Section 8, the term “Grow-In” means that a former Employee will be treated for purposes of the Plan as if he/she were on layoff for purposes of the RPSE. Such terminated Employee who, by virtue of aging and/or accruing additional Credited Service in accordance with the provisions of the RPSE subsequent to termination of employment, meets the age, service and other requirements for early retirement under Section 3.2 of the Plan, except for being an Employee of the Company on his/her early retirement date, shall be eligible for Early Retirement Benefits under Section 4.2 of the Plan, shall be deemed to have Retired under Section 3.2 upon such early retirement date, and, with respect to any Non-Grandfathered Amount, shall be deemed to have elected an Actual Retirement Date on the earliest date on which he/she could otherwise have elected to Retire under Section 3.2 of the Plan, unless and to the extent the Employee elects to defer commencement in accordance with the requirements of Code Section 409A.

8.3 Notwithstanding the foregoing, such “Grow-In” shall not apply to an Employee who refuses a reasonable offer of employment from the purchaser of a business or facility unless the Employee had the option to refuse the offer by the terms of the sale agreement or without breaking his/her continuity of service under the applicable Company policy with respect to the particular sale; provided, further, however, that an Employee who is employed by or is offered a reasonable position with such a purchaser, but is not eligible to participate in a plan of the purchaser which is the same as or substantially comparable to the RPSE and which plan of the purchaser provides that the Employee will receive credit for all service recognized under the Company’s plan, will be eligible for “Grow-In.”

8.4 The term “Cause” means termination by the Company for willful misconduct involving an offense of a serious nature, for conviction of a felony as defined by the state in which the act was committed or for continued intentional failure to perform required duties with the Company after written notice of such failure.

Section 9

Change in Control

9.1 In the event of a “Change in Control,” as defined in Section 9.3, the Company makes a contractual commitment to pay the benefits under the Plan (1) in accordance with Section 8.1 with respect to an Employee who meets the requirements of said section and whose employment is terminated by the Company within two years following a Change in Control, and (2) in accordance with Section 9.2.

9.2 An Employee who is otherwise eligible to participate in the Plan except for not having attained the age of 55, whose employment with the Company and all of its affiliates is terminated by the Company for reasons other than “Cause” within two years following a Change of Control, who is not eligible to “Grow In” to early retirement in accordance with Section 8, and who has accrued at least 5 years of Credited Service will be provided a deferred vested benefit under the Plan, commencing on the first day of the month coincident with or next following the later of his/her attainment of age 55 or the date he/she terminates employment with the Company and all of its affiliates, which date shall be deemed to be his/her Actual Retirement Date, computed in the same manner as is used to compute a deferred vested pension under the RPSE, except that the deferred vested benefit so computed shall be reduced by 50% of the individual’s Social Security Benefit, in lieu of the percentage specified in the RPSE, and shall be further reduced by the amounts in Section 4.1(c) of the Plan. With respect to a Participant’s Non-Grandfathered Amount, any benefits otherwise payable under this Section 9 on account of an Employee’s termination of employment must be deemed a “separation from service” within the meaning of Treasury Regulation §1.409A-1(h) (using a percentage of 80% to determine the controlled group of corporations and businesses under common control).

9.3 For purposes of this Section 9, a “Change in Control” shall be deemed to have occurred if (A) any “Person” or “group” (as such terms are used in Section 13 (d) and 14 (d) of the Securities Exchange Act of 1934) other than employee or retiree benefit plans or trusts sponsored or established by NIC or the Company is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of NIC representing 25% or more of the combined voting power of NIC’s then outstanding securities, (B) as the result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets, proxy or consent solicitation, contested election or substantial stock accumulation (a “Control Transaction”), the members of the Board of Directors of NIC immediately prior to the first public announcement relating to such Control Transaction shall immediately thereafter, or within two years, cease to constitute a majority of the Board of Directors of NIC or (C) any dissolution or liquidation of NIC or the Company or an agreement for the sale or disposition of all or substantially all (more than 50%) of the assets of NIC or the Company occurs. Notwithstanding the foregoing, the sale or disposition of any or all of the assets or stock of Navistar Financial Corporation, and each successor thereto, shall not be deemed a Change in Control.

EXHIBIT 10.83

NAVISTAR, INC.

MANAGERIAL RETIREMENT OBJECTIVE PLAN

As Amended and Restated Effective As of January 1, 2005

(including amendments through July 31, 2008)

Page
Section 1 Plan Name and Definitions		E-45
1.1	Plan Name	E-45
1.2	Actual Retirement Date	E-45
1.3	Code	E-46
1.4	Company	E-46
1.5	Credited Service	E-46
1.6	Early Retirement Date	E-46
1.7	Eligible Employee	E-46
1.8	Employee	E-46
1.9	Final Average Compensation	E-46
1.10	Formula Benefit Service	E-46
1.11	Grandfathered Amount	E-46
1.12	NIC	E-47
1.13	Non-Grandfathered Amount	E-47
1.14	Normal Retirement Date	E-47
1.15	Participant	E-47
1.16	Participating Company	E-47
1.17	Plan Administrator	E-47
1.18	Retire or Retired or Retires	E-47
1.19	RPSE	E-47
1.20	Social Security Benefit	E-47
1.21	Specified Employee	E-47
1.22	Vacation Service	E-48

Section 2 Eligibility for Participation		E-48
2.1	Eligible Employees	E-48
2.2	Newly Hired Employees Not Eligible to Participate	E-48
2.3	Closure of Plan to Future Promoted, Hired, or Rehired Employees and Elimination of Eligibility to Participate for Employees Whose Dates of Birth Are Subsequent to January 1, 1960	E-48

Section 3 Retirement Dates and Conditions		E-49
3.1	Normal Retirement	E-49
3.2	Early Retirement	E-49
3.3	Employees Eligible for Long Term Disability Benefits	E-49

Section 4 Amount and Payment of Benefits		E-49
4.1	Normal Retirement Allowance	E-49
4.2	Early Retirement Allowance	E-50
4.3	Final Average Compensation	E-51
4.4	No Decrease in Plan Benefits	E-52
4.5	Assumptions and Adjustments in Computing Benefits	E-52
4.6	Preservation of Benefits Accrued As of December 31, 1988	E-52
4.7	Payment of Retirement Allowances	E-53
4.8	Allowances Unfunded	E-53
4.9	Enhancement to Retirement Allowances for Certain Participants	E-53
4.10	Special Recalculation of MRO Payments for Certain Participants Whose Actual Retirement Dates are On or After February 1, 2006 and Prior to May 1, 2008	E-54
4.11	Tax Withholding	E-54
4.12	Errors in Distributions	E-54

(Continued)

NAVISTAR, INC.

MANAGERIAL RETIREMENT OBJECTIVE PLAN

As Amended and Restated Effective As of January 1, 2005,

(including amendments through July 31, 2008)

Introduction

The Plan and Its Effective Date

Navistar, Inc. (named International Truck and Engine Corporation immediately prior to February 27, 2008 and formerly named Navistar International Transportation Corp. immediately prior to February 23, 2000) has provided retirement income for employees (previously classified as managerial or professional) for many years under various Company plans and policies. In particular, it has provided for a retirement income objective under its Managerial Retirement Objective (MRO) Policy that was restated to include amendments effective as of January 1, 1965 and June 1, 1965. The Policy has been amended from time to time thereafter, including an amendment and complete restatement as of January 1, 1990. The Policy was subsequently amended from time to time and this document constitutes a further amendment and restatement as of January 1, 2005, with further amendments through and including July 31, 2008. The provisions of this document shall be applicable to Employees, as hereinafter defined, who retire or otherwise terminate employment on or after January 1, 2005. With regard to employees who retired or otherwise terminated employment with the Company prior to such date, the provisions of such Policy as in effect at the time of such retirement or termination shall apply.

Compliance with Code Section 409A

The Plan is designed to comply in all respects with Code Section 409A. Accordingly, the Plan is hereby amended and restated, effective as of January 1, 2005, to conform to the requirements of Code Section 409A, and final Treasury regulations issued thereunder, with respect to any Non-Grandfathered Amount, as hereinafter defined, under the Plan. Notwithstanding the foregoing or any other provision of the Plan to the contrary, prior to January 1, 2009, it is intended that the Plan be construed and administered with respect to any Non-Grandfathered Amount both pursuant to and in accordance with a good faith interpretation of Code Section 409A and in a manner consistent with published guidance and other applicable authorities promulgated thereunder. Treatment of any Non-Grandfathered Amount under the Plan pursuant to and in accordance with any transition rules provided under such published guidance and other applicable authorities shall be expressly authorized hereunder and shall be administered in accordance with procedures established by the Plan Administrator, as hereinafter defined.

Section 1

Plan Name and Definitions

1.1 Plan Name. This plan, as may be amended from time to time, shall be known as the Navistar, Inc. Managerial Retirement Objective (MRO) Plan (known as the International Truck and Engine Corporation Managerial Retirement Objective (MRO) Plan immediately prior to February 27, 2008 and formerly known as the Navistar International Transportation Corp. Managerial Retirement Objective (MRO) Plan immediately prior to February 23, 2000), hereinafter referred to as the “Plan.” The Plan also has been known as the Navistar International Transportation Corp. Managerial Retirement Objective (MRO) Policy. Notwithstanding the foregoing, to the extent (and only to the extent) required under Code Section 409A with respect to a Participant’s Non-Grandfathered Amount, the term “Plan” shall also mean any other plan with which the Plan is required to be aggregated under Code Section 409A. This Plan is intended to constitute a non-account balance plan, as defined in Treasury regulation §1.409A-1(c)(2)(i)(c).

1.2 “Actual Retirement Date” shall mean the first day of the month coincident with or next following the date on which an Eligible Employee actually Retires.

1.3 “Code” shall mean the Internal Revenue Code of 1986, as amended, including any applicable regulations, authorities, or such other guidance of general applicability promulgated thereunder.

1.4 “Company” shall mean Navistar, Inc. (named International Truck and Engine Corporation immediately prior to February 27, 2008 and formerly named Navistar International Transportation Corp. immediately prior to February 23, 2000) and any entity succeeding to its business which shall acquire its rights and assume its obligations under the Plan and, to the extent not specifically provided in the Plan, includes any Participating Company for purposes of Sections 1.22, 3, 4, 7.1, 7.2, 8.1, 8.4, 8.5, and 8.7; provided that, to the extent (and only to the extent) required under Code Section 409A with respect to any Non-Grandfathered Amount, the term “Company” shall mean the entity for whom the Participant performs services and with respect to whom the legally binding right to payments under the Plan arises, and all entities with whom such entity would be considered a single employer under Code Section 414(b) or 414(c).

1.5 “Credited Service” shall mean Credited Pension Service as used for purposes of the RPSE.

1.6 “Early Retirement Date” shall mean the first day of any month prior to an Eligible Employee’s Normal Retirement Date and coincident with or next following the later of his/her attainment of age 55 and completion of 10 years of Credited Service.

1.7 “Eligible Employee” shall mean any Employee who has met the eligibility requirements of Section 2 (including through application of Section 9 or 10) and, with regard to earnings or periods of service before January 1, 1979, the contribution requirements of Section 6.1.

1.8 “Employee” shall mean any person employed full time by the Company or a Participating Company.

1.9 “Final Average Compensation” shall mean the Participant’s annual base salary plus eligible incentive compensation, as prescribed in Section 4.3, in the highest consecutive 60-month period during the 120-month period prior to his/her Actual Retirement Date, determined in accordance with Section 4.3. “Enhanced Final Average Compensation” shall have the meaning assigned to that term in Section 4.3.

1.10 “Formula Benefit Service” shall mean an Employee’s Formula Benefit Service as determined under the provisions of the RPSE, as modified in Section 6.2.

1.11 “Grandfathered Amount” shall mean, with respect to each Participant, the present value of the benefits, if any, to which he/she would have been entitled under the Plan if he/she voluntarily terminated services without cause on December 31, 2004 and received a payment of such benefits on the earliest possible date allowed under the Plan to receive a payment of such benefits following termination of services, and received such benefits in the form with the maximum value, each determined by reference to the terms of the Plan in effect as of October 3, 2004, but only to the extent such Plan terms have not been materially modified (within the meaning of Treasury Regulation §1.409A-6(a)(4)) after October 3, 2004. Notwithstanding the foregoing, for any subsequent taxable year of the Participant, the Grandfathered Amount may increase to (a) equal the present value of the benefits the Participant actually becomes entitled to, in the form and at the time actually paid, determined under the terms of the Plan, as in effect on October 3, 2004, without regard to any further services rendered by the Participant after December 31, 2004, or any other events affecting the amount of or the entitlement to such benefits (other than a Participant election with respect to the time or form of an available benefit, if applicable), and (b) include any earnings (within the meaning of Treasury Regulation §1.409A-6(a)(4)) attributable thereto due solely to the passage of time; provided that in no event shall the Participant’s Grandfathered Amount exceed the present value of the benefits to which he would have been entitled under the Plan. For purposes of calculating the present value of each Participant’s Grandfathered Amount, if any, reasonable actuarial assumptions and methods shall be used. Whether actuarial assumptions and methods are reasonable for this purpose shall be determined as of each date the Participant’s benefits are valued for purposes of determining the Grandfathered Amount; provided that any reasonable actuarial assumptions and methods that were used by the Company with respect to such benefits as of December 31, 2004 will continue to be treated as reasonable assumptions and methods for this purpose; provided further that actuarial assumptions and methods shall be presumed reasonable if they are the same as those used to value benefits under the RPSE (or such other a “qualified” plan sponsored by the Company the benefits under which are part of the benefit formula under, or otherwise impact the amount of a Participant’s benefits under, the Plan).

1.12 “NIC” shall mean Navistar International Corporation, the parent corporation of the Company, and each successor thereto.

1.13 “Non-Grandfathered Amount” shall mean, with respect to each Participant, the present value of the benefits to which he/she is entitled under the Plan less any portion of such benefits constituting his/her Grandfathered Amount.

1.14 “Normal Retirement Date” shall mean the first day of the month coincident with or next following an Eligible Employee’s attainment of age 65 and completion of 10 years of Credited Service.

1.15 “Participant” shall mean any Eligible Employee who participates in the Plan as provided in Section 2, and further, the term “Participant” shall be deemed to include any Employee who is or becomes eligible for an allowance under the Plan pursuant to Section 9 or 10.

1.16 “Participating Company” shall mean any corporation which is a member of the group of corporations under common control with the Company and which elects to be included under the Plan with the consent of the Company, and each successor thereto.

1.17 “Plan Administrator” shall mean the Company. To the extent the Plan Administrator considers necessary and advisable to properly carry out the administration of the Plan, it shall have discretionary authority to employ and rely upon information and opinions of agents, attorneys, accountants or other persons (who also may be employed by the Company) and to delegate to them any or all of the powers, rights and duties conferred on the Plan Administrator under the Plan. Any reference in the Plan to the term “Plan Administrator” with respect to any such delegation of powers, rights, and duties shall be deemed a reference to the Plan Administrator’s respective delegate.

1.18 “Retire” or “Retired” or “Retires” shall mean an Eligible Employee’s termination of employment with the Company and all of its affiliates (other than by reason of death) on or after his/her Normal Retirement Date or Early Retirement Date, whichever is applicable; provided that with respect to a Participant’s Non-Grandfathered Amount, such Participant’s termination of employment must be deemed a “separation from service” within the meaning of Treasury Regulation §1.409A-1(h) (using a percentage of 80% to determine the controlled group of corporations and businesses under common control).

1.19 “RPSE” shall mean the Navistar, Inc. Retirement Plan for Salaried Employees (named the International Truck and Engine Corporation Retirement Plan for Salaried Employees immediately prior to February 27, 2008 and formerly named the Navistar International Transportation Corp. Retirement Plan for Salaried Employees immediately prior to February 23, 2000), as may be amended from time to time.

1.20 “Social Security Benefit” shall mean the annual amount of Primary U.S. Social Security Benefit payable to the Participant at Actual Retirement Date or earliest commencement date, if later, as used for purposes of the RPSE. It shall also include any amounts (annual) payable to the Participant under the Canada Pension Plan (CPP), the Quebec Pension Plan (QPP) and the Canadian Old Age Security Act, if applicable.

1.21 “Specified Employee” shall mean any Participant who is a “specified employee,” as defined in Treasury Regulation §1.409A-1(i), including any elections described in Treasury Regulation §1.409A-1(i)(2) through (7) made by the Company.

1.22 “Vacation Service” shall mean Company service accumulated from the most recent date of hire by the Company as used for purposes of determining the amount of vacation for which the Employee is eligible under Company policy, as determined by the Company.

Section 2

Eligibility for Participation

2.1 Eligible Employees

All Eligible Employees who are in Organization Levels 5 and above at their Actual Retirement Date are eligible for participation in the Plan upon their Actual Retirement Date. Any Employee who was in Organization Level 12 or above and continues in employment with the Company or a Participating Company in a position for which an Organization Level is not in effect on the Employee’s Actual Retirement Date will be eligible for participation in the Plan upon his/her Actual Retirement Date.

2.2 Newly Hired Employees Not Eligible to Participate

Notwithstanding any other provision of the Plan, a person who first becomes an Employee of the Company or a Participating Company after December 31, 1995 is not eligible to participate in the Plan. In the case of any former Eligible Employee who is reemployed after December 31, 1995 by the Company or a Participating Company after a break in service, benefits shall accrue with respect to service after December 31, 1995 only if otherwise provided by the terms of the Plan. For further clarity, and subject to the provisions of Section 2.3:

(a) A person who first becomes an Employee after December 31, 1995 of the Company or a Participating Company by direct transfer from Navistar Financial Corporation or an employer participating in the Navistar Financial Corporation Managerial Retirement Objective Plan (the “NFC MRO Plan”), who at the time of such transfer was an Eligible Employee in the NFC MRO Plan (as defined therein), shall at the time of such transfer become an Eligible Employee in the Plan and cease being an Eligible Employee in the NFC MRO Plan.

(b) In the case of any former Eligible Employee who is reemployed by the Company or a Participating Company by direct transfer subsequent to December 31, 2005, from a member of the controlled group of corporations that includes the Company that is not an employer participating in the Plan or in the NFC MRO Plan at the time of such transfer, such former Eligible Employee shall not become an Eligible Employee and shall not recommence active participation under the Plan following the date of such transfer and no benefits shall accrue with respect to service or compensation subsequent to the date of such transfer.

2.3 Closure of Plan to Future Promoted, Hired, or Rehired Employees and Elimination of Eligibility to Participate for Employees Whose Dates of Birth Are Subsequent to January 1, 1960

Subject to Section 7.3, notwithstanding any provision of the Plan to the contrary, effective December 31, 2004, eligibility to participate in the Plan upon Actual Retirement Date is limited to Eligible Employees whose dates of birth are on or before January 1, 1960, and who, as of December 31, 2004 (or as of their last day worked, in the case of individuals described in subparagraph (1) or (2) below):

(a) are employed in Organization Level 7 or above (or were employed in Organization Level 12 or above prior to December 31, 2004, and continued in employment with the Company or a Participating Company in a position for which an Organization Level is not in effect on said date), or

(b) are employed in Organization Level 5 or 6 and who either are described in Section 6.2 of the Plan, or, during the period beginning January 1, 1995 and ending December 31, 2004, received a short-term incentive award of the type recognized for purposes of the Plan pursuant to Section 4.3;

provided, however, that this Section 2.3 shall not apply to an Employee or former Employee who, as of December 31, 2004:

(1) is receiving (or is eligible to receive) a long term disability benefit under a program of the Company or a Participating Company (as described in Section 3.3), or

(2) has been involuntarily terminated and is eligible for “Grow In” to early retirement under Section 3.2 of the Plan pursuant to Section 9,

unless and until such Employee or former Employee returns to active employment with the Company or a Participating Company.

No allowance shall be payable under the Plan with respect to any Employee (including a rehired former Employee) who is not eligible to participate in the Plan pursuant to this Section 2.3.

Section 3

Retirement Dates and Conditions

3.1 Normal Retirement

An Eligible Employee who reaches his/her Normal Retirement Date while in the employment of the Company may elect to Retire and shall be entitled, subject to the forfeiture provisions of Sections 7.1 and 8.4, to receive a Normal Retirement Allowance as specified in Section 4.1.

3.2 Early Retirement

An Eligible Employee who reaches his/her Early Retirement Date while in the employment of the Company may elect to Retire. In the event of such Early Retirement with Company consent and approval, an Eligible Employee shall be entitled, subject to the forfeiture provisions of Sections 7.1 and 8.4, to receive an Early Retirement Allowance as specified in Section 4.2. In the absence of such consent and approval, an Employee may retire and will be entitled only to such benefits as may be provided under the RPSE.

3.3 Employees Eligible for Long Term Disability Benefits

An Employee who is receiving (or is eligible to receive) a long term disability benefit which commences on or after November 1, 1979 under a benefit program of the Company or a Participating Company shall not be eligible to Retire under Section 3.1 or 3.2, whichever is applicable, until the expiration of (or the cessation of eligibility for) such long term disability benefits. Accordingly, on or after November 1, 1979, no allowance shall be payable under the Plan with respect to any such period during which an Employee is receiving or is eligible to receive a long term disability benefit under a benefit program of the Company or a Participating Company.

Section 4

Amount and Payment of Benefits

4.1 Normal Retirement Allowance

The monthly Normal Retirement Allowance of a Participant who Retires under Section 3.1 shall be an amount, commencing as of the Participant’s Actual Retirement Date, equal to one-twelfth of the quantity (a) the Managerial Retirement Objective (“MRO”) below, minus (b) the Social Security Offset below, minus (c) below:

(a) The MRO shall be equal to Final Average Compensation multiplied by the lesser of (1) or (2), below:

(1) the sum of (i) and (ii):

(i) 2.4% for each year of Formula Benefit Service accrued prior to January 1, 1989,

(ii) 1.7% for each year of Formula Benefit Service accrued on or after January 1, 1989, or

(2) 60% minus 2.4% for each year prior to 1979 that the Employee failed to make or repay the required employee contributions pursuant to Section 6.

(b) The Social Security Offset shall be equal to the Participant’s Social Security Benefit (as defined in Section 1.20) multiplied by the lesser of (1) or (2), below:

(1) 1.7% for each year of Formula Benefit Service, or

(2) 60%

(c) Other Offsets

The sum of the annual amounts of the following benefits payable to the Participant under:

(1) the RPSE,

(2) any plan or program of Navistar Canada, Inc. (named International Truck and Engine Corporation Canada immediately prior to February 20, 2008), and each successor thereto, providing defined benefit retirement benefits,

(3) the following former deferred profit sharing plans: Employees’ Retirement Savings and Profit Sharing Plan of the Frank G. Hough Co.; Solar Aircraft Company Employees’ Profit Sharing Retirement Plan; or former Navistar International Transportation Corp. Profit Sharing Plan for Eligible Employees, with such amounts determined on the basis of the actuarial equivalent of distributions related to account balances thereunder;

(4) any other pension plan or program of the Company or of its foreign or domestic subsidiaries providing defined benefit retirement benefits, but excluding the Navistar, Inc. Supplemental Executive Retirement Plan (named the International Truck and Engine Corporation Supplemental Executive Retirement Plan immediately prior to February 27, 2008),

(5) any foreign social security program, excluding amounts defined in Section 1.20. (In cases where the Employee is eligible for U.S. Social Security Benefits and has not been compensated for his/her contributions to the foreign social security programs, only the estimated Company-purchased portion of foreign social security benefits shall be used. In cases where the Employee is not eligible for U.S. Social Security Benefits, the entire amount of foreign social security shall be used.), and

(6) any severance or termination benefits required by a foreign government.

The determination of the retirement benefits that the Participant is eligible to receive from the retirement plan of the foreign subsidiary or affiliated company and foreign social security benefits shall be made at time of the Employee’s Actual Retirement Date or the first date the Participant is eligible to receive such benefits, if later, and shall not be subject to change thereafter for purposes of determining the Allowance under the Plan.

4.2 Early Retirement Allowance

The Early Retirement Allowance for a Participant who Retires under Section 3.2 on or after his/her 62nd birthday shall be the amount computed under Section 4.1, with the amount computed under Section 4.1(a) unreduced for commencement of benefits prior to Normal Retirement Date.

The Early Retirement Allowance for a Participant who Retires under Section 3.2 on or after his/her 55th birthday but prior to his/her 62nd birthday shall be the amount computed under Section 4.1(a) reduced by 1/4 of 1% for each month or partial month his/her age at Actual Retirement Date is less than age 62, then further reduced by the amounts under paragraphs (b) and (c) of Section 4.1. For purposes of determining the Social Security Offset under paragraph (b) of Section 4.1, it will be assumed there are no Social Security earnings after the Actual Retirement Date.

4.3 Final Average Compensation

“Final Average Compensation” shall mean an Employee’s average annual base salary plus certain short-term incentive awards, as designated by the Plan Administrator in its discretion, in the highest consecutive 60-month period during the 120-month period prior to his/her Actual Retirement Date, except as provided in (a) and (b), below. Except as provided in Section 4.10, such incentive awards will relate to the month in which payment is actually made. No more than five annual awards or twenty quarterly awards (or equivalent combination thereof) shall be included within any 60-month period and, except as provided in Section 4.10, only such incentive awards paid before a Participant’s Actual Retirement Date shall be considered. In the event more than five annual or twenty quarterly awards (or equivalent combination thereof) occur within any given 60-month period, only the five annual or twenty quarterly awards (or equivalent combination thereof) which are in consecutive sequence with one another and which produce the highest resulting average, as indicated above, will be considered. The short-term incentive awards recognized for purposes of the Plan are Annual Incentive Awards or their equivalent and certain sales and marketing incentive compensation programs (excluding compensation for contests and other forms of sales promotions) as designated by the Plan Administrator from time to time in its discretion.

Annual Incentive Awards for fiscal year 1999 and each subsequent year shall be taken into account only to the extent of the ratio specified below for the Organization Level of each Employee as of the last day of each fiscal year for which an Award is payable.

Organization Level On Last Day of Fiscal Year	Ratio
CEO (without Organization Level)	50/100
13	50/65
12	50/65
11	45/55
10	40/50
9	35/40

Annual Incentive Awards for fiscal year 2000 and each subsequent year shall be taken into account only to the extent of the ratio specified below for the Organization Level of each Employee as of the last day of each fiscal year for which an Award is payable, and shall not exceed the amount set out as the “Cap” for the fiscal year.

Organization Level On Last Day of Fiscal Year	Ratio	Cap (As a Percentage of Annualized Base Salary On Last Day of Fiscal Year)
CEO (without Organization Level)	50/110	75.0%
13	50/75	75.0%
12	50/75	75.0%
11	45/65	67.5%
10	40/55	60.0%
9	35/40	52.5%

Long Term Incentive Awards, cash profit sharing/enhanced profit sharing payments, and “lump-sum” increase and recognition awards (excluded from base salary) are specifically excluded.

(a) For an Employee described in Section 3.3, the 120-month period described above shall be the 120-month period prior to the expiration of salary continuation, and

(b) For an Employee described in Section 9.1, the 120-month period described above shall be the 120-month period prior to the last day worked.

For the purpose of this Section 4.3, compensation shall not include incentive compensation attributable to fiscal year 2001 and thereafter which compensation:

(i) is attributable to service while the Employee was in Organization Level 5 or 6, or

(ii) is attributable to service while the Employee is in Organization Level 7 or 8, and is attributable to an incentive compensation program other than the Annual Incentive Award program (or an equivalent award program), to the extent such incentive compensation paid for a fiscal year exceeds 37.5% of the annualized base salary as of the end of that fiscal year for an Employee in Organization Level 7 and 45.0% of the annualized base salary as of the end of that fiscal year for an Employee in Organization Level 8.

“Enhanced Final Average Compensation” shall mean, for certain Participants as described in Section 4.9, the Participant’s Final Average Compensation determined in accordance with the foregoing provisions of this Section 4.3 by substituting for the “120-month period” described above the “period from January 1, 1995 to the Participant’s Actual Retirement Date”; provided, however, that for purposes of applying paragraph (a), above, in determining the Enhanced Final Average Compensation, such substituted 120-month period shall instead be the “period from January 1, 1995 to the expiration of salary continuation” and for purposes of applying paragraph (b), above, in determining the Enhanced Final Average Compensation, such substituted 120-month period shall instead be the “period from January 1, 1995 to the last day worked.”

4.4 No Decrease in Plan Benefits

There will be no decrease in the amount of monthly benefits payable in the case of (a) a Participant or beneficiary who is receiving benefits or (b) an Eligible Employee whose employment is terminated by the Company for reasons other than Cause (as defined in Section 9.3) and who has a nonforfeitable right to (deferred) benefits pursuant to Section 9 or 10, by reason of any general increase in the benefit levels payable under Title II of the Social Security Act, or under the comparable acts related to the CPP or QPP or under the Canadian Old Age Security Act or any increase in the wage base under such Act(s), or any post-retirement increase in the amounts in Section 4.1(c) subsequent to the Participant’s Actual Retirement Date or the Participant’s termination from employment with the Company, respectively.

4.5 Assumptions and Adjustments in Computing Benefits

(a) If an Eligible Employee elects (or is deemed to have elected) an optional form of payment of retirement or survivor income, such as the Survivor Benefit or the Qualified Pre-Retirement Survivor Annuity (QPSA) under the RPSE, the amounts in 4.1(c), above, will be computed as if the option had not been elected.

(b) Contributory benefits under the RPSE, non-contributory benefits under the RPSE, and annuity benefits under other Company plans under which annuities are provided will be deemed to have commenced (on a reduced basis, to the extent such benefits would be subject to reduction if commencement occurred on the Actual Retirement Date) as of the Actual Retirement Date.

(c) Social Security Benefits will be taken into account in determining any MRO allowance under this Plan even though the Participant either does not apply for, or loses part or all of such payments through delay in not applying for them, by entering into employment, or otherwise.

4.6 Preservation of Benefits Accrued As of December 31, 1988

Notwithstanding the foregoing, the amount of a Participant’s allowance determined under Section 4.1 or 4.2, whichever is applicable, shall not be less than an amount determined by substituting both the “Preserved MRO” in paragraph (a), below, for the MRO in Section 4.1(a) and the “Preserved Social Security Offset” in paragraph (b), below, for the Social Security Offset in Section 4.1(b).

(a) The “Preserved MRO” shall be equal to the “Preserved Final Average Compensation” multiplied by the lesser of

(1) 2.4% for each year of Formula Benefit Service accrued prior to January 1, 1989, or

(2) 60% minus 2.4% for each year prior to 1979 that the Employee failed to make or repay the required employee contributions pursuant to Section 6.

(b) The “Preserved Social Security Offset” shall be equal to 65% of the Participant’s Social Security Benefit determined as of December 31, 1988, using the Social Security law as then in effect and assuming there are no Social Security earnings after such date, but based on the Employee’s age at Actual Retirement Date rather than his/her age on December 31, 1988.

(c) The “Preserved Final Average Compensation” shall mean Final Average Compensation determined under Section 4.3 as if the Participant’s Actual Retirement Date were January 1, 1989 and by substituting “36-month” and “60-month,” respectively, for “60-month” and “120-month” and by substituting “three” and “twelve,” respectively, for “five” and “twenty,” wherever they occur in that Section.

4.7 Payment of Retirement Allowances

A Participant’s allowances under the Plan, subject to Sections 7.1 and 8.4, are payable in monthly installments commencing on the Participant’s Actual Retirement Date. Allowances cease with the payment made on the first day of the month in which the Participant’s death occurs, except to the extent payments after death are provided by the form of allowance which is then in effect. Notwithstanding the foregoing or any other provision of the Plan to the contrary, in the event the Participant is a Specified Employee, no portion of his/her benefits under the Plan that constitutes a Non-Grandfathered Amount shall be paid before the end of the six-month period following the Participant’s Actual Retirement Date, except in the event of the Participant’s death before the end of such period; provided that on the first date on which such benefit payments may be paid to the Participant at the end of such six-month period, the Participant shall receive payment of all monthly benefit payments due from his/her Actual Retirement Date, with an appropriate adjustment for interest for delayed payment (computed in a manner consistent with computing interest adjustments for delayed pension payments under the RPSE).

4.8 Allowances Unfunded

The allowances payable under this Plan shall be paid by the Company each month out of its general assets and shall not be funded in any manner.

4.9 Enhancement to Retirement Allowances for Certain Participants

With regard to certain Participants, as further provided in this Section 4.9, whose dates of birth are on or before January, 1, 1955, and who Retire or otherwise terminate employment with the Company and all of its affiliates on or after December 31, 2005, such Participants shall receive enhancements to their allowances otherwise determined under the Plan without regard to this Section 4.9. The amount of such enhancements, which shall constitute a Non-Grandfathered Amount and shall be subject to Code Section 409A, shall be equal to the excess, if any, by which the allowances determined by substituting the Participant’s Enhanced Final Average Compensation for the Participant’s Final Average Compensation exceed the allowances otherwise determined under the Plan absent this Section 4.9. Such enhancements to the allowances of a Participant or of a Participant’s surviving spouse, if applicable, shall be paid at the same time and in the same frequency, form and manner, and for the same duration as such Participant’s or surviving spouse’s allowances are otherwise payable under the Plan, except to the extent otherwise required by law.

The above provisions of this Section 4.9 shall not apply to a Participant who, as of December 31, 2005:

(a) is receiving (or is eligible to receive) a long term disability benefit under a program of the Company or a Participating Company (as described in Section 3.3), or

(b) has been involuntarily terminated and is eligible for “Grow In” to early retirement under Section 3.2 of the Plan pursuant to Section 9,

unless and until such Participant returns to active employment with the Company.

4.10 Special Recalculation of MRO Payments for Certain Participants Whose Actual Retirement Dates are On or After February 1, 2006 and Prior to May 1, 2008

A Participant whose Actual Retirement Date is on or after February 1, 2006 and prior to May 1, 2008, and who Retired prior to the payment of his or her Achievement Bonus attributable to the fiscal year ending October 31, 2005 and/or the payment of his/her Annual Incentive Award for the fiscal year ending October 31, 2006, will have his/her amounts under this Section 4 recalculated as soon as administratively practicable after the payment of any such awards. The recalculation will recognize such awards in the determination of such Participant’s Final Average Compensation and Enhanced Final Average Compensation under Section 4.3 and, such award(s) will be considered as having been paid during the last month of the applicable “120-month period” with respect to Final Average Compensation and of the comparable period with respect to Enhanced Final Average Compensation described in Section 4.3, but only to the extent that such award(s) were paid after the end of such applicable periods. Any net increases in such Participant’s allowances under the Plan resulting from such recalculation shall be effective retroactive to such Participant’s Actual Retirement Date, shall constitute a Non-Grandfathered Amount, and shall be subject to Code Section 409A.

4.11 Tax Withholding

To the extent required by law in effect at the time distribution is made from the Plan (or at such earlier date on which any taxes are due, as prescribed by law), the Company shall withhold any taxes required to be withheld by federal, state or local taxing authorities.

4.12 Errors in Distributions

In the event of an error in a distribution, the Participant’s or his/her beneficiary’s benefits under the Plan shall, immediately upon the discovery of such error, be adjusted to reflect such underpayment or overpayment and, if possible, the next distribution shall be adjusted upward or downward, as appropriate, to correct such prior error. If the remaining benefits owed to the Participant or his/her beneficiary is insufficient to cover an erroneous overpayment, the Company may, at its complete and sole discretion, offset other amounts payable to the Participant from the Company or bring a lawsuit or proceeding against the Participant or his/her beneficiary to recoup the amount of any such overpayment and any costs and expenses, including, without limitation, court costs and reasonable attorneys’ fees, incurred by the Plan, the Company, or the Plan Administrator, in connection with recouping any such overpayment.

Section 5

Survivor Benefits

5.1 Survivor Allowance – Before Retirement

The surviving spouse of an Eligible Employee (i) who dies after attaining age 55 and after becoming eligible to Retire, but before he/she actually Retires, and (ii) who if he/she had Retired at the date of his/her death, would have been eligible for the survivor benefits under Section 5.2, shall be entitled to a monthly “Automatic Survivor Allowance” during the spouse’s lifetime, terminating with the last monthly payment before the spouse’s death. The monthly allowance payable to the surviving spouse shall be the amount such spouse would have been entitled to receive under Section 5.2 if the Employee had Retired under Section 3.1 or 3.2, whichever is applicable, on the date of his/her death with allowances commencing the first of the following month with the Survivor Benefit under Section 5.2 in effect. A surviving spouse who was not married to the deceased Employee for at least one year at the date of death shall not be eligible for this Automatic Survivor Allowance.

5.2 Survivor Allowance – After Retirement

(a) For a married Employee who elects to Retire with an allowance payable pursuant to Section 4.1 or 4.2, whichever is applicable, (or for a married Employee who commences his/her deferred vested allowance pursuant to Section 10) whose designated spouse shall be living at the Employee’s death after the effective date in paragraph (b) below, a Survivor Allowance shall be payable to such spouse during the spouse’s further lifetime.

(b) The provisions of paragraph (a) shall become effective on the later of (i) the commencement date of the Employee’s monthly allowance, or (ii) the first day of the month in which the Employee has been married one year if he/she is married when such Survivor Allowance provisions would otherwise become effective but such marriage has been in effect less than one year at that date.

(c) The beneficiary of a Survivor Allowance shall be only the person who is the Employee’s spouse at the effective date of the Survivor Allowance and who has been his/her spouse for at least one year immediately prior to such date.

(d) The Survivor Allowance provided in this Section 5.2 shall not be applicable upon the death of the Employee or his/her designated spouse, or both, prior to the effective date of the Survivor Allowance.

(e) For an Employee for whom and during the period in which a Survivor Allowance is in effect, the monthly allowance otherwise payable to the Employee shall be decreased by one-half of one percent (1/2%) for each full year in excess of ten (10) years that the spouse’s age is less than the Employee’s age (the age of each for purposes hereof being the age at his/her last birthday prior to the effective date of the Survivor Allowance); except that, in the case of an Employee who Retires under Section 3.2 prior to age 62, the amount of reduction in his/her monthly benefit before age 62 attributable to the Survivor Allowance shall be based on the monthly allowance payable to such Employee after age 62.

(f) In the event the spouse for whom a Survivor Allowance is in effect predeceases the Employee or they are divorced by court decree, the Survivor Allowance shall be cancelled on the date of such death or court decree. Any reduction pursuant to (e) above shall be eliminated effective the first day of the third month following the month in which the Company receives evidence satisfactory to the Company of the spouse’s death or of a final decree of divorce.

(g) The Survivor Allowance payable to the surviving spouse of a Participant who dies after both the commencement date of his/her monthly allowance and the effective date of the Survivor Allowance shall be a monthly allowance for the further lifetime of such surviving spouse equal to 55% of the amount of such Participant’s monthly allowance payable after age 62 after any applicable reduction pursuant to paragraph (e) above.

(h) An Employee whose allowance would be reduced under paragraph (e) above may revoke the Survivor Allowance otherwise provided in this Section 5.2 by executing and filing with the Company at or prior to the commencement date of his/her monthly allowance a specific written election, which (for elections other than elections changing a previous revocation) includes the written consent of the Employee’s spouse witnessed by a Plan representative or notary public, on a form approved by the Company.

5.3 Survivor Allowance Election After Retirement

A Participant who Retires with an allowance pursuant to Section 4.1 or 4.2, whichever is applicable, and for whom no Survivor Allowance is in effect pursuant to Section 5.2 may file a written application with the Company for a Survivor Allowance provided:

(i) the Participant was not married at a time when the Survivor Allowance would otherwise have been available pursuant to Section 5.2 and has subsequently married, or

(ii) the Participant had a Survivor Allowance in effect pursuant to Section 5.2 which is no longer in effect and has remarried.

Such Survivor Allowance shall be provided under the terms and conditions of Section 5.2 and shall become effective on the first day of the month following the month in which the Company receives a completed application on a form approved by the Company, but in no event before the first day of the month following the month in which the Participant has been married to the designated spouse for one year. No Survivor Allowance provided hereunder shall become effective for a Participant whose application form is received by the Company after the first day of the month in which the Participant has been married to the designated spouse for one year. Notwithstanding the foregoing or any other provision of the Plan to the contrary, any such application by a Participant for such Survivor Allowance with respect to that portion of his/her benefits under the Plan that constitutes a Non-Grandfathered Amount shall be permitted only to the extent the provision of such Survivor Allowance does not otherwise violate the requirements of Code Section 409A.

Section 6

Employee Contribution Requirements

6.1 Employee Contribution Requirements For the Period Prior to January 1, 1979

In addition to the requirements under Sections 2 and 3, to be eligible for benefits under the Plan upon an Eligible Employee’s Actual Retirement Date, an Employee must have regularly contributed to the Contributory Annuity Plan (“CAP”) or the RPSE (Part B), whichever was applicable, with regard to earnings and periods of service prior to January 1, 1979, on the following bases: (1) If the Employee was not a member of the CAP on December 21, 1950, but was a managerial employee over age 30 and had two years of credited pension service, he/she must have joined the CAP within 60 days after that date (that is before February 20, 1951), and contributed continuously thereafter, to the extent permitted by his/her earnings; (2) If the Employee was not so eligible for membership in the CAP on December 21, 1950, he/she must have joined within 60 days after becoming eligible, within 60 days after being promoted to a managerial position, or by age 30, whichever is later; and have contributed continuously thereafter, to the extent permitted by his/her earnings. (The two-year service requirement for CAP participation was eliminated on January 1, 1965 for an Employee age 30 and over. The age 30 requirement was changed to age 25 effective August 1, 1977.); and (3) If a managerial employee was participating in the CAP or the RPSE (Part B), whichever is applicable, and prior to August 1, 1977 requested discontinuance of contributions after reaching age 30, or on or after August 1, 1977 requested discontinuance of contributions after reaching age 25, such Employee is ineligible for benefits under the Plan.

Ineligible managerial Employees on January 1, 1976 who by June 30, 1977 agreed to make special contributions in amounts equal to the contributions which they would have made had they elected to contribute in eligible years prior to 1977 shall become eligible for benefits under the Plan with respect to service prior to January 1, 1976. However, failure to continuously contribute thereafter in any year prior to 1979 in which such Employee was eligible to do so will make such Employee ineligible for benefits under the Plan.

No Employee contributions are required or permitted with regard to earnings or periods of service on or after January 1, 1979.

6.2 Adjustments to Formula Benefit Service For 1976

For an Employee who at any time during the period January 1, 1976 through July 31, 1977 had attained the age of 25 but not 30 and who, solely on account of not making contributions to the RPSE during such period but prior to attaining the age of 30 incurred a reduction on account of the year 1976 in the determination of such Employee’s Formula Benefit Service under the provisions of the RPSE shall have such reduction on account of the year 1976 disregarded for all purposes of the Plan.

Section 7

General Conditions

7.1 Forfeitures

Subject to Section 10.1, if, without the written consent of the Company, a Participant engages in a business, whether as owner, partner, officer, employee or otherwise, which is in competition with the Company or one of its affiliates, and if the Participant’s participation in such a business is deemed by the Company to be detrimental to the best interests of the Company, any allowance otherwise payable thereafter to or on account of him/her under the Plan will be forfeited, notwithstanding any other provisions of this Plan. The determination as to whether such business is in competition with the Company or any of its affiliates, and whether such participation by such person is detrimental to the best interests of the Company, shall be made by the Company in its absolute discretion, and the decision of the Company with respect thereto, including its determination as to when the participation in such competitive business commenced, shall be conclusive.

7.2 Applicability

This Plan shall not apply to Employees of any division or operation to the extent and during the time excluded by the Company because of the existence or establishment of a separate pattern of benefits within a particular area or industry.

7.3 Amendment and Termination

The Company expects to continue the Plan indefinitely, but reserves the right to modify or discontinue the Plan if, in its judgment, such a change should be deemed necessary or desirable. However, even if the Company should modify or discontinue the Plan, the allowances already granted to Eligible Employees who Retired under Section 3.1 or 3.2, whichever is applicable, will be continued under the terms of the Plan as in effect when the Eligible Employee so Retired.

In the event the Company were to modify or discontinue the Plan, any such modification or discontinuance shall not reduce the “accrued objective” under the Plan for an Eligible Employee in Organization Level 5 or above who has attained the age of 55 and accrued at least ten years of Credited Service as of the effective date of such modification or discontinuance; and as of the date the Employee actually Retires under Section 3.1 or 3.2, whichever is applicable, the Company shall pay such Employee an allowance which together with the amounts computed under Section 4.1(b) and (c) shall be sufficient to bring such Employee’s total retirement income up to such accrued objective. For purposes of this provision, an Employee’s “accrued objective” shall be the MRO computed under Section 4.1(a) as if the Employee had Retired under Section 3.1 or 3.2, whichever is applicable, on the effective date of such modification or discontinuance, based on the provisions of the Plan as in effect immediately prior to such amendment. In the event the Employee Retired under Section 3.2, such accrued objective shall be reduced in accordance with Section 4.2, based on the provisions of the Plan as in effect immediately prior to such amendment (as if Section 4.2 had continued in effect until Actual Retirement Date) and on the Employee’s age at Actual Retirement Date.

Supplements may be added to the Plan. Each Supplement will form a part of the Plan, and will modify the terms of the Plan as applied to those employees or groups of employees identified in that Supplement.

7.4 Contractual Obligation

Notwithstanding any provision (other than Section 7.1 or 8.4) to the contrary, the Company hereby makes a contractual commitment to pay the allowances under and in accordance with the Plan with respect to an Eligible Employee in Organization Level 5 or above who has attained the age of 55 and accrued at least ten years of Credited Service.

7.5 Interpretation of the Plan

The Plan Administrator is granted discretionary authority to determine eligibility for and the amount of allowances, and to construe the terms of the Plan, and such determinations by the Plan Administrator shall be final and binding on all persons.

7.6 Special Considerations

It is recognized that retirements of Eligible Employees may involve unusual circumstances or conditions which do not meet all of the provisions of this Plan. Only the Compensation Committee (or any successor committee thereto) of the Board of Directors of NIC shall have the power and authority to review such cases and to determine whether or not the unusual circumstances or conditions warrant granting an exception to the provisions.

Section 8

Miscellaneous

8.1 No Employment Rights

Nothing contained in this Plan shall be construed as a contract of employment between the Company and an Employee, or as a right of any Employee to be continued in the employment of the Company, or as a limitation of the right of the Company to discharge any of its Employees, with or without Cause (as defined in Section 9.3).

8.2 Assignment

(a) The benefits payable under this Plan may not be assigned or alienated, except that with respect to benefits being paid to Participants, all or a portion of such benefits may be paid in accordance with the provisions of a Qualified Domestic Relations Order (“QDRO”) as defined by the Retirement Equity Act of 1984, in which case, the amount of any benefits otherwise payable under the Plan shall be reduced accordingly by the value of any benefits paid or payable to any alternate payee(s) pursuant to such QDRO.

(b) A Participant or beneficiary may direct that any portion of his/her Plan benefit be paid to a third party (which includes the Company and affiliates) in payment of amounts such as federal, state, or local tax withholding; a direct deposit to an account in a bank, savings and loan association, or credit union; and contributions under a life insurance, medical, or other employee benefit plan; provided that:

(1) Such payment direction will be revocable by the Participant or beneficiary at any time prior to the payment being made;

(2) The payment is for a category of payments for which the Plan Administrator has authorized payment direction; and

(3) Payments to third parties shall not exceed in the aggregate 10% of any benefit payment, except that the following payments shall not individually or in the aggregate be subject to the 10% limitation:

(i) Payments (including but not limited to contributions under a life insurance, medical, or other employee benefit plan) directed to be made to a third party who has filed a written acknowledgment with the Plan Administrator stating that the third party has no enforceable right in, or to, any Plan benefit payment or portion thereof (except to the extent of payments actually received pursuant to the terms of the payment direction);

(ii) Any arrangement for the withholding of federal, state, or local tax;

(iii) Any arrangement for the recovery by the Plan of overpayments of benefits previously made to a Participant or beneficiary; and

(iv) Any arrangement for direct deposit to an account in a bank, savings and loan association, or credit union.

8.3 Applicable Law

This Plan shall be construed and administered in accordance with applicable federal laws and, to the extent not inconsistent therewith or preempted thereby, with the laws of the State of Illinois, determined without regard to the choice of law rules of any jurisdiction. Without limiting the generality and applicability of the foregoing and notwithstanding any provision in the Plan to the contrary, if and to the extent that the payment of any Plan benefits would otherwise violate the requirements of Code Section 409A, such Plan benefits shall be paid under such other conditions determined by the Plan Administrator that cause the payment of such benefits to comply with Code Section 409A and the Plan shall be construed and administered accordingly to achieve that objective, and in the event of any inconsistency between the terms of the Plan and Code Section 409A, the terms of Code Section 409A shall prevail and govern.

8.4 Facility of Payment; Missing Persons

When a person entitled to benefits under the Plan is under legal disability, or, in the Plan Administrator’s opinion, is in any way incapacitated so as to be unable to manage his/her financial affairs, the Plan Administrator may, in its sole discretion, direct payment of benefits to such person’s legal representative or estate, to any person who is judicially appointed or authorized to receive payment of benefits for such person’s benefit, or to a relative or friend of such person for such person’s benefit, or the Plan Administrator may direct the application of such benefits for the benefit of such person. Any payment made in accordance with the preceding sentence shall be a full and complete discharge of any liability for such payment under the Plan.

Neither the Plan Administrator nor the Company is required to search for or locate any person entitled to benefits under the Plan. If the Plan Administrator attempts to notify a person that he/she is entitled to benefits under the Plan, and such person fails to claim his/her benefits or make his/her whereabouts known to the Plan Administrator within a reasonable period of time after the notification is sent to such person, the benefits payable to such person shall be forfeited; provided that such benefits shall be reinstated if the person entitled thereto subsequently makes a claim for the forfeited benefits.

8.5 Validity

If any provision of the Plan is deemed invalid, illegal, or unenforceable by appropriate authority under the law of any jurisdiction applicable to the Plan, the same shall not affect, in any respect whatsoever, the validity, legality, or enforceability of any other provision of the Plan, and the Plan shall continue, to the fullest extent permitted by law, as if such invalid, illegal, or unenforceable provision were omitted and/or modified by such appropriate authority so as to preserve its validity, legality, or enforceability, unless such omission or modification would substantially impair the rights or benefits under the Plan of any affected Participant or beneficiary, the Company, or the Plan Administrator.

8.6 Claims Procedure

The Plan Administrator will provide notice in writing to any Participant or beneficiary whose claim for benefits under the Plan is denied, and the Plan Administrator shall also afford such Participant or beneficiary a full and fair review of its decision if so requested. The Plan Administrator has discretionary authority and responsibility to construe and interpret the provisions of the Plan and make factual determinations thereunder, including the power to determine the rights or eligibility of Employees or Participants and any other persons, and the amounts of their benefits under the Plan, and to remedy ambiguities, inconsistencies or omissions. Each such determination by the Plan Administrator shall be binding on all parties. Any interpretation of the provisions of the Plan and any decisions on any matter within the discretion of the Plan Administrator made in good faith shall be final and binding on all persons. Except to the extent reserved under Section 7.6, benefits under the Plan will be paid only if the Plan Administrator decides in its discretion that the applicant is entitled to them.

8.7 Responsibility For Legal Effect

No representations or warranties, express or implied, are made by the Company or the Plan Administrator and neither the Company nor the Plan Administrator assumes any responsibility concerning the legal, tax, or other implications or effects of the Plan.

Section 9

Involuntary Termination

9.1 Except as provided in Section 9.2, an Eligible Employee in Organization Level 5 or above whose employment with the Company and all of its affiliates is terminated by the Company for reasons other than “Cause” and whose age plus continuous Vacation Service as of the date of termination total 55 or more shall be eligible to “Grow-In” to early retirement under Section 3.2 of the Plan, with benefits based on the Plan as in effect on the date of such termination, provided:

(a) the Employee has accrued at least ten years of Credited Service as of his/her date of retirement,

(b) the Employee does not experience a break in service under the RPSE by reason of retirement under the RPSE, death, voluntary election to break such service or the elapse of a period of time equal to the Employee’s continuous Vacation Service prior to his/her date of retirement, and

(c) the Employee is not rehired by the Company or an affiliated company prior to his/her date of retirement.

9.2 Notwithstanding the foregoing, such “Grow-In” shall not apply to an Employee who refuses a reasonable offer of employment from the purchaser of a business or facility unless the Employee had the option to refuse the offer by the terms of the sale agreement or without breaking his/her continuity of service under the applicable Company policy with respect to the particular sale; provided, further, however, that an Employee who is employed by or is offered a reasonable position with such a purchaser, but is not eligible to participate in a plan of the purchaser which is the same as or substantially comparable to the RPSE and which plan of the purchaser provides that the Employee will receive credit for all service recognized under the Company’s plan, will be eligible for “Grow-In.”

9.3 The term “Cause” means termination by the Company for willful misconduct involving an offense of a serious nature, for conviction of a felony as defined by the state in which the act was committed or for continued intentional failure to perform required duties with the Company after written notice of such failure.

9.4 The term “Grow-In” means that the former Employee will be treated for purposes of the Plan as if he/she were on layoff for purposes of the RPSE. Such terminated Employee who, by virtue of aging and/or accruing additional Credited Service in accordance with the provisions of the RPSE subsequent to termination of employment, meets the age, service and other requirements for early retirement under Section 3.2 of the Plan, except for being an Employee of the Company on his/her early retirement date, shall be eligible for an Early Retirement Allowance under Section 4.2 of the Plan, shall have Retired under Section 3.2 upon such early retirement date, and, with respect to any Non-Grandfathered Amount, shall be deemed to have elected an Actual Retirement Date on the earliest date on which he/she could have otherwise elected to Retire under Section 3.2 of the Plan, unless and to the extent the Employee elects to defer commencement in accordance with the requirements of Code Section 409A.

Section 10

Change in Control

10.1 In the event of a “Change in Control,” as defined in Section 10.2:

(a) the Company makes a contractual commitment to pay the allowances under the Plan (1) in accordance with Section 9, with respect to an Employee who meets the requirements of said Section and whose employment is terminated by the Company within two years following a Change in Control, and (2) in accordance with paragraph (c) of this Section 10.1,

(b) eligibility for Early Retirement Allowances shall not require the consent or approval of the Company, of NIC, or of any officer, committee or board of said companies,

(c) an Eligible Employee in Organization Level 5 or above whose employment with the Company and all of its affiliates is terminated by the Company for reasons other than Cause (as defined in Section 9.3) within two years following a Change in Control, who is not eligible to “Grow-In” to early retirement in accordance with Section 9, and who has accrued at least 5 years of Credited Service will be provided a deferred vested allowance under the Plan, commencing on the first day of the month coincident with or next following the later of his/her attainment of age 55 or the date he/she terminates employment with the Company and all of its affiliates, which date shall be deemed to be his/her Actual Retirement Date, computed in the same manner as is used to compute a deferred vested pension under the RPSE, except that “annual base salary plus the annual average of the short-term incentive compensation paid to the Employee during the 60-month period prior to the date of termination” shall be used in lieu of “annual base salary,” and the deferred vested allowance so computed shall be reduced by the amount of the deferred vested pension under the RPSE (without regard to an Employee’s election of a cash refund under the RPSE) and such other amounts under Section 4.1(c). With respect to a Participant’s Non-Grandfathered Amount, any benefits otherwise payable under this Section 10 on account of an Employee’s termination of employment must be deemed a “separation from service” within the meaning of Treasury Regulation §1.409A-1(h) (using a percentage of 80% to determine the controlled group of corporations and businesses under common control).

(d) Section 7.1 will not apply.

10.2 For purposes of this Section 10, a “Change in Control” shall be deemed to have occurred if (A) any “person” or “group” (as such terms are used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934) other than employee or retiree benefit plans or trusts sponsored or established by NIC or the Company is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of NIC representing 25% or more of the combined voting power of NIC’s then outstanding securities, (B) as the result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets, proxy or consent solicitation, contested election or substantial stock accumulation (a “Control Transaction”), the members of the Board of Directors of NIC immediately prior to the first public announcement relating to such Control Transaction shall immediately thereafter, or within two years, cease to constitute a majority of the Board of Directors of NIC or (C) any dissolution or liquidation of NIC or the Company or an agreement for the sale or disposition of all or substantially all (more than 50%) of the assets of NIC or the Company occurs. Notwithstanding the foregoing, the sale or disposition of any or all of the assets or stock of Navistar Financial Corporation shall not be deemed a Change in Control.

SUPPLEMENT A

IC Corporation (Conway) Supplement

Article I—Purpose and Background

1.1 Purpose, Use of Terms. The purpose of this Supplement A is to set forth the special provisions that apply to certain former employees of the Company’s wholly-owned subsidiary, IC Corporation, in Conway, Arkansas. The special provisions set forth in this Supplement A shall be subject to Code Section 409A. Except where the context indicates to the contrary, terms used and defined in the Plan shall have the same respective meanings for purposes of this Supplement A.

1.2 Background. IC Corporation (“Conway”) is not a Participating Company. Due to the unique circumstances of two individuals who were employed by Conway, however, participation in and benefits under the Plan will be provided to such persons in accordance with the respective special provisions of this Supplement A. These individuals are identified in this Supplement A by Participant numbers, which identification for the respective individuals is contained in Company records concerning the Plan.

1.3 Effective Date of this Supplement. With respect to Participant No. 1 described in Section 2.1, below, this Supplement A shall be effective as of June 1, 2004. With respect to Participant No. 2 described in Section 3.1, below, this Supplement A shall be effective as of January 1, 2004.

1.4 Conflicts between the Plan and this Supplement. This Supplement A together with the Plan comprises the Plan with respect to the employees covered under this Supplement. In the event of any inconsistencies between the provisions of the Plan and the provisions of this Supplement A, the terms and provisions of this Supplement A shall supersede the other provisions of the Plan to the extent necessary to eliminate such inconsistencies.

Article II—Participant No. 1

2.1 Participant No. 1. Participant No. 1 was a former employee of the Company and was eligible to participate in the Plan prior to becoming an employee of Conway, who was transferred to and re-employed by the Company and resumed active participation in the Plan subsequent to his Conway employment. For purposes of determining Participant No. 1’s benefits under the Plan, the following special provisions will apply.

2.2 Service. The period of employment by Conway will be recognized as Credited Service and Formula Benefit Service under Sections 1.5 and 1.10 of the Plan, respectively, in a manner similar to the service crediting provisions of the RPSE, as if Participant No. 1 had participated in said plan during his Conway employment, provided that there shall be no duplication of such service under the Plan by virtue of this provision.

2.3 Compensation. Compensation received during periods of employment with the Company will be treated as if such periods of employment had been contiguous, and no compensation received from Conway shall be recognized as compensation for purposes of the Plan, including, but not limited to, Sections 1.9, 4.3 and 4.9 of the Plan.

2.4 Offsets. The Retirement Plan for Employees of IC Corporation, as may be amended from time to time, shall specifically be included among the plans and programs described in Section 4.1(c)(4) of the Plan.

Article III—Participant No. 2

3.1 Participant No. 2, Prospective Participation. Participant No. 2 was an employee of Conway, who was provided participation in the Plan on a limited basis as described below. Among other things, Participant No. 2’s participation in the Plan, in general, is prospective only, commencing January 1, 2004, as further described in the following special provisions.

3.2 Service. In general, only the period of employment by Conway on and after January 1, 2004 will be recognized as Credited Service and Formula Benefit Service under Sections 1.5 and 1.10 of the Plan, respectively, in a manner similar to the service crediting provisions of the RPSE, as if Participant No. 2 had participated in said plan during his Conway employment, including, but not limited to, for purposes of determining the amount of benefits under the Plan pursuant to Sections 4.1, 4.2 and 9 of the Plan. The entire period of employment by Conway, however, will be recognized for purposes of determining eligibility for benefits under the Plan pursuant to the provisions of Sections 1.6, 1.14, 3.1, 3.2 and 9.1 of the Plan.

3.3 Compensation. Only compensation received during periods of employment by Conway on and after January 1, 2004 will be recognized as compensation for purposes of the Plan, including, but not limited to, Sections 1.9 and 4.3 of the Plan. Specifically, the provisions of Section 4.9 of the Plan will not be applicable to Participant No. 2.

3.4 Offsets. The Retirement Plan for Employees of IC Corporation, as may be amended from time to time, (the “Conway Pension Plan”) shall specifically be included among the plans and programs described in Section 4.1(c)(4) of the Plan; provided, however, that only a pro rata amount of the Participant’s benefit under the Conway Pension Plan, attributable to the period on and after January 1, 2004, shall be used as an offset under the Plan. Likewise, only a pro rata amount of the Participant’s Social Security Offset described in Section 4.1(b) of the Plan, attributable to the period on and after January 1, 2004, shall be used as an offset under the Plan.

EXHIBIT 10.84

NAVISTAR FINANCIAL CORPORATION

MANAGERIAL RETIREMENT OBJECTIVE PLAN

As Amended and Restated Effective As of January 1, 2005

(including amendments through July 31, 2008)

Page
Section 1 Plan Name and Definitions		E-67
1.1	Plan Name	E-67
1.2	Actual Retirement Date	E-67
1.3	Code	E-67
1.4	Company	E-67
1.5	Credited Service	E-68
1.6	Early Retirement Date	E-68
1.7	Eligible Employee	E-68
1.8	Employee	E-68
1.9	Final Average Compensation	E-68
1.10	Formula Benefit Service	E-68
1.11	Grandfathered Amount	E-68
1.12	NIC	E-68
1.13	Non-Grandfathered Amount	E-69
1.14	Normal Retirement Date	E-69
1.15	Participant	E-69
1.16	Participating Company	E-69
1.17	Plan Administrator	E-69
1.18	Retire or Retired or Retires	E-69
1.19	RPSE	E-69
1.20	Social Security Benefit	E-69
1.21	Specified Employee	E-69
1.22	Vacation Service	E-69

Section 2 Eligibility for Participation		E-69
2.1	Eligible Employees	E-69
2.2	Newly Hired Employees Not Eligible to Participate	E-70
2.3	Closure of Plan to Future Promoted, Hired, or Rehired Employees and Elimination of Eligibility to Participate for Employees Whose Dates of Birth Are Subsequent to January 1, 1960	E-70

Section 3 Retirement Dates and Conditions		E-71
3.1	Normal Retirement	E-71
3.2	Early Retirement	E-71
3.3	Employees Eligible for Long Term Disability Benefits	E-71

Section 4 Amount and Payment of Benefits		E-71
4.1	Normal Retirement Allowance	E-71
4.2	Early Retirement Allowance	E-72
4.3	Final Average Compensation	E-72
4.4	No Decrease in Plan Benefits	E-74
4.5	Assumptions and Adjustments in Computing Benefits	E-74
4.6	Preservation of Benefits Accrued As of December 31, 1988	E-74
4.7	Payment of Retirement Allowances	E-75
4.8	Allowances Unfunded	E-75
4.9	Enhancement to Retirement Allowances for Certain Participants	E-75
4.10	Special Recalculation of MRO Payments for Certain Participants Whose Actual Retirement Dates are On or After February 1, 2006 and Prior to May 1, 2008	E-75
4.11	Tax Withholding	E-76
4.12	Errors in Distributions	E-76

(Continued)

NAVISTAR FINANCIAL CORPORATION

MANAGERIAL RETIREMENT OBJECTIVE PLAN

As Amended and Restated Effective As of January 1, 2005

(including amendments through July 31, 2008)

Introduction

Navistar Financial Corporation has provided retirement income for employees (previously classified as managerial or professional) for many years under various Company plans and policies. In particular, it has provided for a retirement income objective under its Managerial Retirement Objective (MRO) Plan that was adopted effective as of January 1, 1982. The Plan has been amended from time to thereafter, including an amendment and complete restatement as of January 1, 1990. The Plan was subsequently amended from time to time and this document constitutes a further amendment and restatement as of January 1, 2005, with further amendments through and including July 31, 2008. The provisions of this document shall be applicable to Employees, as hereinafter defined, who retire or otherwise terminate employment on or after January 1, 2005. With regard to employees who retired or otherwise terminated employment with the Company prior to such date, the provisions of such Plan as in effect at the time of such retirement or termination shall apply.

Compliance with Code Section 409A

The Plan is designed to comply in all respects with Code Section 409A. Accordingly, the Plan is hereby amended and restated, effective as of January 1, 2005, to conform to the requirements of Code Section 409A, and final Treasury regulations issued thereunder, with respect to any Non-Grandfathered Amount, as hereinafter defined, under the Plan. Notwithstanding the foregoing or any other provision of the Plan to the contrary, prior to January 1, 2009, it is intended that the Plan be construed and administered with respect to any Non-Grandfathered Amount both pursuant to and in accordance with a good faith interpretation of Code Section 409A and in a manner consistent with published guidance and other applicable authorities promulgated thereunder. Treatment of any Non-Grandfathered Amount under the Plan pursuant to and in accordance with any transition rules provided under such published guidance and other applicable authorities shall be expressly authorized hereunder and shall be administered in accordance with procedures established by the Plan Administrator, as hereinafter defined.

Section 1

Plan Name and Definitions

1.1 Plan Name. This plan, as may be amended from time to time, shall be known as the Navistar Financial Corporation Managerial Retirement Objective (MRO) Plan, hereinafter referred to as the “Plan.” The Plan also has been known as the Navistar Financial Corporation Managerial Retirement Objective (MRO) Policy. Notwithstanding the foregoing, to the extent (and only to the extent) required under Code Section 409A with respect to a Participant’s Non-Grandfathered Amount, the term “Plan” shall also mean any other plan with which the Plan is required to be aggregated under Code Section 409A. This Plan is intended to constitute a non-account balance plan, as defined in Treasury regulation §1.409A-1(c)(2)(i)(c).

1.2 “Actual Retirement Date” shall mean the first day of the month coincident with or next following the date on which an Eligible Employee actually Retires.

1.3 “Code” shall mean the Internal Revenue Code of 1986, as amended, including any applicable regulations, authorities, or such other guidance of general applicability promulgated thereunder.

1.4 “Company” shall mean Navistar Financial Corporation and any entity succeeding to its business which shall acquire its rights and assume its obligations under the Plan and, to the extent not specifically provided in the

Plan, includes any Participating Company for purposes of Sections 1.22, 3, 4, 7.1, 7.2, 8.1, 8.4, 8.5, and 8.7; provided that, to the extent (and only to the extent) required under Code Section 409A with respect to any Non-Grandfathered Amount, the term “Company” shall mean the entity for whom the Participant performs services and with respect to whom the legally binding right to payments under the Plan arises, and all entities with whom such entity would be considered a single employer under Code Section 414(b) or 414(c).

1.5 “Credited Service” shall mean Credited Pension Service as used for purposes of the RPSE.

1.6 “Early Retirement Date” shall mean the first day of any month prior to an Eligible Employee’s Normal Retirement Date and coincident with or next following the later of his/her attainment of age 55 and completion of 10 years of Credited Service.

1.7 “Eligible Employee” shall mean any Employee who has met the eligibility requirements of Section 2 (including through application of Section 9 or 10) and, with regard to earnings or periods of service before January 1, 1979, the contribution requirements of Section 6.1.

1.8 “Employee” shall mean any person employed full time by the Company or a Participating Company.

1.9 “Final Average Compensation” shall mean the Participant’s annual base salary plus eligible incentive compensation, as prescribed in Section 4.3, in the highest consecutive 60-month period during the 120-month period prior to his/her Actual Retirement Date, determined in accordance with Section 4.3. “Enhanced Final Average Compensation” shall have the meaning assigned to that term in Section 4.3.

1.10 “Formula Benefit Service” shall mean an Employee’s Formula Benefit Service as determined under the provisions of the RPSE, as modified in Section 6.2.

1.11 “Grandfathered Amount” shall mean, with respect to each Participant, the present value of the benefits, if any, to which he/she would have been entitled under the Plan if he/she voluntarily terminated services without cause on December 31, 2004 and received a payment of such benefits on the earliest possible date allowed under the Plan to receive a payment of such benefits following termination of services, and received such benefits in the form with the maximum value, each determined by reference to the terms of the Plan in effect as of October 3, 2004, but only to the extent such Plan terms have not been materially modified (within the meaning of Treasury Regulation §1.409A-6(a)(4)) after October 3, 2004. Notwithstanding the foregoing, for any subsequent taxable year of the Participant, the Grandfathered Amount may increase to (a) equal the present value of the benefits the Participant actually becomes entitled to, in the form and at the time actually paid, determined under the terms of the Plan, as in effect on October 3, 2004, without regard to any further services rendered by the Participant after December 31, 2004, or any other events affecting the amount of or the entitlement to such benefits (other than a Participant election with respect to the time or form of an available benefit, if applicable), and (b) include any earnings (within the meaning of Treasury Regulation §1.409A-6(a)(4)) attributable thereto due solely to the passage of time; provided that in no event shall the Participant’s Grandfathered Amount exceed the present value of the benefits to which he would have been entitled under the Plan. For purposes of calculating the present value of each Participant’s Grandfathered Amount, if any, reasonable actuarial assumptions and methods shall be used. Whether actuarial assumptions and methods are reasonable for this purpose shall be determined as of each date the Participant’s benefits are valued for purposes of determining the Grandfathered Amount; provided that any reasonable actuarial assumptions and methods that were used by the Company with respect to such benefits as of December 31, 2004 will continue to be treated as reasonable assumptions and methods for this purpose; provided further that actuarial assumptions and methods shall be presumed reasonable if they are the same as those used to value benefits under the RPSE (or such other a “qualified” plan sponsored by the Company the benefits under which are part of the benefit formula under, or otherwise impact the amount of a Participant’s benefits under, the Plan).

1.12 “NIC” shall mean Navistar International Corporation, the parent corporation of the Company, and each successor thereto.

1.13 “Non-Grandfathered Amount” shall mean, with respect to each Participant, the present value of the benefits to which he/she is entitled under the Plan less any portion of such benefits constituting his/her Grandfathered Amount.

1.14 “Normal Retirement Date” shall mean the first day of the month coincident with or next following an Eligible Employee’s attainment of age 65 and completion of 10 years of Credited Service.

1.15 “Participant” shall mean any Eligible Employee who participates in the Plan as provided in Section 2, and further, the term Participant shall be deemed to include any Employee who is or becomes eligible for an allowance under the Plan pursuant to Section 9 or 10.

1.16 “Participating Company” shall mean any corporation which is a member of the group of corporations under common control with the Company and which elects to be included under the Plan with the consent of the Company, and each successor thereto.

1.17 “Plan Administrator” shall mean the Company. To the extent the Plan Administrator considers necessary and advisable to properly carry out the administration of the Plan, it shall have discretionary authority to employ and rely upon information and opinions of agents, attorneys, accountants or other persons (who also may be employed by the Company) and to delegate to them any or all of the powers, rights and duties conferred on the Plan Administrator under the Plan. Any reference in the Plan to the term “Plan Administrator” with respect to any such delegation of powers, rights, and duties shall be deemed a reference to the Plan Administrator’s respective delegate.

1.18 “Retire” or “Retired” or “Retires” shall mean an Eligible Employee’s termination of employment with the Company and all of its affiliates (other than by reason of death) on or after his/her Normal Retirement Date or Early Retirement Date, whichever is applicable; provided that with respect to a Participant’s Non-Grandfathered Amount, such Participant’s termination of employment must be deemed a “separation from service” within the meaning of Treasury Regulation §1.409A-1(h) (using a percentage of 80% to determine the controlled group of corporations and businesses under common control).

1.19 “RPSE” shall mean the Company’s Retirement Plan for Salaried Employees, as may be amended from time to time.

1.20 “Social Security Benefit” shall mean the annual amount of Primary U.S. Social Security Benefit payable to the Participant at Actual Retirement Date or earliest commencement date, if later, as used for purposes of the RPSE. It shall also include any amounts (annual) payable to the Participant under the Canada Pension Plan (CPP), the Quebec Pension Plan (QPP) and the Canadian Old Age Security Act, if applicable.

1.21 “Specified Employee” shall mean any Participant who is a “specified employee,” as defined in Treasury Regulation §1.409A-1(i), including any elections described in Treasury Regulation §1.409A-1(i)(2) through (7) made by the Company.

1.22 “Vacation Service” shall mean Company service accumulated from the most recent date of hire by the Company as used for purposes of determining the amount of vacation for which the Employee is eligible under Company policy, as determined by the Company.

Section 2

Eligibility for Participation

2.1 Eligible Employees

All Eligible Employees who are in Organization Levels 5 and above at their Actual Retirement Date are eligible for participation in the Plan upon their Actual Retirement Date.

2.2 Newly Hired Employees Not Eligible to Participate

Notwithstanding any other provision of the Plan, a person who first becomes an Employee of the Company or a Participating Company after December 31, 1995 is not eligible to participate in the Plan. In the case of any former Eligible Employee who is reemployed after December 31, 1995 by the Company or a Participating Company after a break in service, benefits shall accrue with respect to service after December 31, 1995 only if otherwise provided by the terms of the Plan. For further clarity, and subject to the provisions of Section 2.3:

(a) A person who first becomes an Employee after December 31, 1995 of the Company or a Participating Company by direct transfer from Navistar, Inc. (named International Truck and Engine Corporation immediately prior to February 27, 2008 and formerly named Navistar International Transportation Corp. immediately prior to February 23, 2000), or each successor thereto, or an employer participating in the Navistar, Inc. Managerial Retirement Objective Plan (known as the International Truck and Engine Corporation Managerial Retirement Objective Plan immediately prior to February 27, 2008 and formerly known as the Navistar International Transportation Corp. Managerial Retirement Objective Plan immediately prior to February 23, 2000) (the “Navistar, Inc. MRO Plan”), who at the time of such transfer was an Eligible Employee in the Navistar, Inc. MRO Plan (as defined therein), shall at the time of such transfer become an Eligible Employee in the Plan and cease being an Eligible Employee in the Navistar, Inc. MRO Plan.

(b) In the case of any former Eligible Employee who is reemployed by the Company or a Participating Company by direct transfer subsequent to December 31, 2005, from a member of the controlled group of corporations that includes the Company that is not an employer participating in the Plan or in the Navistar, Inc. MRO Plan at the time of such transfer, such former Eligible Employee shall not become an Eligible Employee and shall not recommence active participation under the Plan following the date of such transfer and no benefits shall accrue with respect to service or compensation subsequent to the date of such transfer.

2.3 Closure of Plan to Future Promoted, Hired, or Rehired Employees and Elimination of Eligibility to Participate for Employees Whose Dates of Birth Are Subsequent to January 1, 1960

Subject to Section 7.3, notwithstanding any provision of the Plan to the contrary, effective December 31, 2004, eligibility to participate in the Plan upon Actual Retirement Date is limited to Eligible Employees whose dates of birth are on or before January 1, 1960, and who, as of December 31, 2004 (or as of their last day worked, in the case of individuals described in subparagraph (1) or (2) below):

(a) are employed in Organization Level 7 or above (or were employed in Organization Level 12 or above prior to December 31, 2004, and continued in employment with the Company or a Participating Company in a position for which an Organization Level is not in effect on said date), or

(b) are employed in Organization Level 5 or 6 and who either are described in Section 6.2 of the Plan, or, during the period beginning January 1, 1995 and ending December 31, 2004, received a short-term incentive award of the type recognized for purposes of the Plan pursuant to Section 4.3;

provided, however, that this Section 2.3 shall not apply to an Employee or former Employee who, as of December 31, 2004:

(1) is receiving (or is eligible to receive) a long term disability benefit under a program of the Company or a Participating Company (as described in Section 3.3), or

(2) has been involuntarily terminated and is eligible for “Grow In” to early retirement under Section 3.2 of the Plan pursuant to Section 9,

unless and until such Employee or former Employee returns to active employment with the Company or a Participating Company.

No allowance shall be payable under the Plan with respect to any Employee (including a rehired former Employee) who is not eligible to participate in the Plan pursuant to this Section 2.3.

Section 3

Retirement Dates and Conditions

3.1 Normal Retirement

An Eligible Employee who reaches his/her Normal Retirement Date while in the employment of the Company may elect to Retire and shall be entitled, subject to the forfeiture provisions of Sections 7.1 and 8.4, to receive a Normal Retirement Allowance as specified in Section 4.1.

3.2 Early Retirement

An Eligible Employee who reaches his/her Early Retirement Date while in the employment of the Company may elect to Retire. In the event of such Early Retirement with Company consent and approval, an Eligible Employee shall be entitled, subject to the forfeiture provisions of Sections 7.1 and 8.4, to receive an Early Retirement Allowance as specified in Section 4.2. In the absence of such consent and approval, an Employee may retire and will be entitled only to such benefits as may be provided under the RPSE.

3.3 Employees Eligible for Long Term Disability Benefits

An Employee who is receiving (or is eligible to receive) a long term disability benefit which commences on or after November 1, 1979 under a benefit program of the Company or a Participating Company shall not be eligible to Retire under Section 3.1 or 3.2, whichever is applicable, until the expiration of (or the cessation of eligibility for) such long term disability benefits. Accordingly, on or after November 1, 1979, no allowance shall be payable under the Plan with respect to any such period during which an Employee is receiving or is eligible to receive a long term disability benefit under a benefit program of the Company or a Participating Company.

Section 4

Amount and Payment of Benefits

4.1 Normal Retirement Allowance

The monthly Normal Retirement Allowance of a Participant who Retires under Section 3.1 shall be an amount, commencing as of the Participant’s Actual Retirement Date, equal to one-twelfth of the quantity (a) the Managerial Retirement Objective (“MRO”) below, minus (b) the Social Security Offset below, minus (c) below:

(a) The MRO shall be equal to Final Average Compensation multiplied by the lesser of (1) or (2), below:

(1) the sum of (i) and (ii):

(i) 2.4% for each year of Formula Benefit Service accrued prior to January 1, 1989

(ii) 1.7% for each year of Formula Benefit Service accrued on or after January 1, 1989

(2) 60% minus 2.4% for each year prior to 1979 that the Employee failed to make or repay the required employee contributions pursuant to Section 6.

(b) The Social Security Offset shall be equal to the Participant’s Social Security Benefit (as defined in Section 1.20) multiplied by the lesser of (1) or (2), below:

(1) 1.7% for each year of Formula Benefit Service

(2) 60%

(c) Other Offsets

The sum of the annual amounts of the following benefits payable to the Participant under:

(1) the RPSE,

(2) any plan or program of Navistar Canada, Inc. (named International Truck and Engine Corporation Canada immediately prior to February 20, 2008), and each successor thereto, providing defined benefit retirement benefits,

(3) the following former deferred profit sharing plans: Employees’ Retirement Savings and Profit Sharing Plan of the Frank G. Hough Co.; Solar Aircraft Company Employees’ Profit Sharing Retirement Plan; or former Navistar International Transportation Corp. Profit Sharing Plan for Eligible Employees, with such amounts determined on the basis of actuarial equivalent of distributions related to account balances thereunder;

(4) any other pension plan or program of the Company, of an affiliated company, or of its foreign or domestic subsidiaries providing defined benefit retirement benefits, but excluding the Navistar, Inc. Supplemental Executive Retirement Plan (named the International Truck and Engine Corporation Supplemental Executive Retirement Plan immediately prior to February 27, 2008),

(5) any foreign social security program, excluding amounts defined in Section 1.20. (In cases where the Employee is eligible for U.S. Social Security Benefits and has not been compensated for his/her contributions to the foreign social security programs, only the estimated Company-purchased portion of foreign social security benefits shall be used. In cases where the Employee is not eligible for U.S. Social Security Benefits, the entire amount of foreign social security shall be used.), and

(6) any severance or termination benefits required by a foreign government.

The determination of the retirement benefits that the Participant is eligible to receive from the retirement plan of the foreign subsidiary or affiliated company and foreign social security benefits shall be made at time of the Employee’s Actual Retirement Date or the first date the Participant is eligible to receive such benefits, if later, and shall not be subject to change thereafter for purposes of determining the Allowance under the Plan.

4.2 Early Retirement Allowance

The Early Retirement Allowance for a Participant who Retires under Section 3.2 on or after his/her 62nd birthday shall be the amount computed under Section 4.1, with the amount computed under Section 4.1(a) unreduced for commencement of benefits prior to Normal Retirement Date.

The Early Retirement Allowance for a Participant who Retires under Section 3.2 on or after his/her 55th birthday but prior to his/her 62nd birthday shall be the amount computed under Section 4.1(a) reduced by 1/4 of 1% for each month or partial month his/her age at Actual Retirement Date is less than age 62, then further reduced by the amounts under paragraphs (b) and (c) of Section 4.1. For purposes of determining the Social Security Offset under paragraph (b) of Section 4.1, it will be assumed there are no Social Security earnings after the Actual Retirement Date.

4.3 Final Average Compensation

“Final Average Compensation” shall mean an Employee’s average annual base salary plus certain short-term incentive awards, as designated by the Plan Administrator in its discretion, in the highest consecutive 60-month period during the 120-month period prior his/her Actual Retirement Date, except as provided in (a) and (b), below. Except as provided in Section 4.10, such incentive awards will relate to the month in which payment is actually made. No more than five annual awards or twenty quarterly awards (or equivalent combination thereof) shall be included within any 60-month period and, except as provided in Section 4.10, only such incentive awards paid before a Participant’s Actual Retirement Date shall be considered. In the event more than five annual or twenty quarterly awards (or equivalent combination thereof) occur within any given 60-month period, only the five annual or twenty quarterly awards (or equivalent combination thereof) which are in consecutive sequence with one another and which produce the highest resulting average, as indicated above, will be considered. The short-term incentive awards recognized for purposes of the Plan are Annual Incentive Awards or their equivalent and certain sales and marketing incentive compensation programs (excluding compensation for contests and other forms of sales promotions) as designated by the Plan Administrator from time to time in its discretion.

Annual Incentive Awards for fiscal year 1999 and each subsequent year shall be taken into account only to the extent of the ratio specified below for the Organization Level of each Employee as of the last day of each fiscal year for which an Award is payable.

Organization Level On Last Day of Fiscal Year	Ratio
13	50/65
12	50/65
11	45/55
10	40/50
9	35/40

Annual Incentive Awards for fiscal year 2000 and each subsequent year shall be taken into account only to the extent of the ratio specified below for the Organization Level of each Employee as of the last day of each fiscal year for which an Award is payable, and shall not exceed the amount set out as the “Cap” for the fiscal year.

Organization Level On Last Day of Fiscal Year	Ratio	Cap (As a Percentage of Annualized Base Salary On Last Day of Fiscal Year)
13	50/75	75.0%
12	50/75	75.0%
11	45/65	67.5%
10	40/55	60.0%
9	35/40	52.5%

Long Term Incentive Awards, cash profit sharing/enhanced profit sharing payments, and “lump-sum” increase and recognition awards (excluded from base salary) are specifically excluded.

(a) For an Employee described in Section 3.3, the 120-month period described above shall be the 120-month period prior to the expiration of salary continuation, and

(b) For an Employee described in Section 9.1, the 120-month period described above shall be the 120-month period prior to the last day worked.

For the purpose of this Section 4.3, compensation shall not include incentive compensation attributable to fiscal year 2001 and thereafter which compensation:

(i) is attributable to service while the Employee was in Organization Level 5 or 6, or

(ii) is attributable to service while the Employee is in Organization Level 7 or 8, and is attributable to an incentive compensation program other than the Annual Incentive Award program (or an equivalent award program), to the extent such incentive compensation paid for a fiscal year exceeds 37.5% of the annualized base salary as of the end of that fiscal year for an Employee in Organization Level 7 and 45.0% of the annualized base salary as of the end of that fiscal year for an Employee in Organization Level 8.

“Enhanced Final Average Compensation” shall mean, for certain Participants as described in Section 4.9, the Participant’s Final Average Compensation determined in accordance with the foregoing provisions of this Section 4.3 by substituting for the “120-month period” described above the “period from January 1, 1995 to the Participant’s Actual Retirement Date”; provided, however, that for purposes of applying paragraph (a), above, in determining the Enhanced Final Average Compensation, such substituted 120-month period shall instead be the

“period from January 1, 1995 to the expiration of salary continuation” and for purposes of applying paragraph (b), above, in determining the Enhanced Final Average Compensation, such substituted 120-month period shall instead be the “period from January 1, 1995 to the last day worked.”

4.4 No Decrease in Plan Benefits

There will be no decrease in the amount of monthly benefits payable in the case of (a) a Participant or beneficiary who is receiving benefits or (b) an Eligible Employee whose employment is terminated by the Company for reasons other than Cause (as defined in Section 9.3) and who has a nonforfeitable right to (deferred) benefits pursuant to Section 9 or 10, by reason of any general increase in the benefit levels payable under Title II of the Social Security Act, or under the comparable acts related to the CPP or QPP or under the Canadian Old Age Security Act or any increase in the wage base under such Act(s), or any post-retirement increase in the amounts in Section 4.1(c) subsequent to the Participant’s Actual Retirement Date or the Participant’s termination from employment with the Company, respectively.

4.5 Assumptions and Adjustments in Computing Benefits

(a) If an Eligible Employee elects (or is deemed to have elected) an optional form of payment of retirement or survivor income, such as the Survivor Benefit or the Qualified Pre-Retirement Survivor Annuity (QPSA) under the RPSE, the amounts in 4.1(c), above, will be computed as if the option had not been elected.

(b) Contributory benefits under the RPSE, non-contributory benefits under the RPSE, and annuity benefits under other Company plans under which annuities are provided will be deemed to have commenced (on a reduced basis, to the extent such benefits would be subject to reduction if commencement occurred on the Actual Retirement Date) as of the Actual Retirement Date.

(c) Social Security Benefits will be taken into account in determining any MRO allowance under this Plan even though the Participant either does not apply for, or loses part or all of such payments through delay in not applying for them, by entering into employment, or otherwise.

4.6 Preservation of Benefits Accrued As of December 31, 1988

Notwithstanding the foregoing, the amount of a Participant’s allowance determined under Section 4.1 or 4.2, whichever is applicable, shall not be less than an amount determined by substituting both the “Preserved MRO” in paragraph (a), below, for the MRO in Section 4.1(a) and the “Preserved Social Security Offset” in paragraph (b), below, for the Social Security Offset in Section 4.1(b).

(a) The “Preserved MRO” shall be equal to the “Preserved Final Average Compensation” multiplied by the lesser of

(1) 2.4% for each year of Formula Benefit Service accrued prior to January 1, 1989, or

(2) 60% minus 2.4% for each year prior to 1979 that the Employee failed to make or repay the required employee contributions pursuant to Section 6.

(b) The “Preserved Social Security Offset” shall be equal to 65% of the Participant’s Social Security Benefit determined as of December 31, 1988, using the Social Security law as then in effect and assuming there are no Social Security earnings after such date, but based on the Employee’s age at Actual Retirement Date rather than his/her age on December 31, 1988.

(c) The “Preserved Final Average Compensation” shall mean Final Average Compensation determined under Section 4.3 as if the Participant’s Actual Retirement Date were January 1, 1989 and by substituting “36-month” and “60-month,” respectively, for “60-month” and “120-month” and by substituting “three” and “twelve,” respectively, for “five” and “twenty,” wherever they occur in that Section.

4.7 Payment of Retirement Allowances

A Participant’s allowances under the Plan, subject to Sections 7.1 and 8.4, are payable in monthly installments commencing on the Participant’s Actual Retirement Date. Allowances cease with the payment made on the first day of the month in which the Participant’s death occurs, except to the extent payments after death are provided by the form of allowance which is then in effect. Notwithstanding the foregoing or any other provision of the Plan to the contrary, in the event the Participant is a Specified Employee, no portion of his/her benefits under the Plan that constitutes a Non-Grandfathered Amount shall be paid before the end of the six-month period following the Participant’s Actual Retirement Date, except in the event of the Participant’s death before the end of such period; provided that on the first date on which such benefit payments may be paid to the Participant at the end of such six-month period, the Participant shall receive payment of all monthly benefit payments due from his/her Actual Retirement Date, with an appropriate adjustment for interest for delayed payment (computed in a manner consistent with computing interest adjustments for delayed pension payments under the RPSE).

4.8 Allowances Unfunded

The allowances payable under this Plan shall be paid by the Company each month out of its general assets and shall not be funded in any manner.

4.9 Enhancement to Retirement Allowances for Certain Participants

With regard to certain Participants, as further provided in this Section 4.9, whose dates of birth are on or before January, 1, 1955, and who Retire or otherwise terminate employment with the Company and all of its affiliates on or after December 31, 2005, such Participants shall receive enhancements to their allowances otherwise determined under the Plan without regard to this Section 4.9. The amount of such enhancements, which shall constitute a Non-Grandfathered Amount and shall be subject to Code Section 409A, shall be equal to the excess, if any, by which the allowances determined by substituting the Participant’s Enhanced Final Average Compensation for the Participant’s Final Average Compensation exceed the allowances otherwise determined under the Plan absent this Section 4.9. Such enhancements to the allowances of a Participant or of a Participant’s surviving spouse, if applicable, shall be paid at the same time and in the same frequency, form and manner, and for the same duration as such Participant’s or surviving spouse’s allowances are otherwise payable under the Plan, except to the extent otherwise required by law.

The above provisions of this Section 4.9 shall not apply to a Participant who, as of December 31, 2005:

(a) is receiving (or is eligible to receive) a long term disability benefit under a program of the Company or a Participating Company (as described in Section 3.3), or

(b) has been involuntarily terminated and is eligible for “Grow In” to early retirement under Section 3.2 of the Plan pursuant to Section 9,

unless and until such Participant returns to active employment with the Company.

4.10 Special Recalculation of MRO Payments for Certain Participants Whose Actual Retirement Dates are On or After February 1, 2006 and Prior to May 1, 2008

A Participant whose Actual Retirement Date is on or after February 1, 2006 and prior to May 1, 2008, and who Retired prior to the payment of his or her Achievement Bonus attributable to the fiscal year ending October 31, 2005 and/or the payment of his/her Annual Incentive Award for the fiscal year ending October 31, 2006, will have his/her amounts under this Section 4 recalculated as soon as administratively practicable after the payment of any such awards. The recalculation will recognize such awards in the determination of such Participant’s Final Average Compensation and Enhanced Final Average Compensation under Section 4.3 and, such award(s) will be considered as having been paid during the last month of the applicable “120-month period” with respect to Final Average Compensation and of the comparable period with respect to Enhanced Final Average Compensation described in Section 4.3, but only to the extent that such award(s) were paid after the end of such applicable periods. Any net increases in such Participant’s allowances under the Plan resulting from such recalculation shall be effective retroactive to such Participant’s Actual Retirement Date, shall constitute a Non-Grandfathered Amount, and shall be subject to Code Section 409A.

4.11 Tax Withholding

To the extent required by law in effect at the time distribution is made from the Plan (or at such earlier date on which any taxes are due, as prescribed by law), the Company shall withhold any taxes required to be withheld by federal, state or local taxing authorities.

4.12 Errors in Distributions

In the event of an error in a distribution, the Participant’s or his/her beneficiary’s benefits under the Plan shall, immediately upon the discovery of such error, be adjusted to reflect such underpayment or overpayment and, if possible, the next distribution shall be adjusted upward or downward, as appropriate, to correct such prior error. If the remaining benefits owed to the Participant or his/her beneficiary is insufficient to cover an erroneous overpayment, the Company may, at its complete and sole discretion, offset other amounts payable to the Participant from the Company or bring a lawsuit or proceeding against the Participant or his/her beneficiary to recoup the amount of any such overpayment and any costs and expenses, including, without limitation, court costs and reasonable attorneys’ fees, incurred by the Plan, the Company, or the Plan Administrator, in connection with recouping any such overpayment.

Section 5

Survivor Benefits

5.1 Survivor Allowance – Before Retirement

The surviving spouse of an Eligible Employee (i) who dies after attaining age 55 and after becoming eligible to Retire, but before he/she actually Retires, and (ii) who if he/she had Retired at the date of his/her death, would have been eligible for the survivor benefits under Section 5.2, shall be entitled to a monthly “Automatic Survivor Allowance” during the spouse’s lifetime, terminating with the last monthly payment before the spouse’s death. The monthly allowance payable to the surviving spouse shall be the amount such spouse would have been entitled to receive under Section 5.2 if the Employee had Retired under Section 3.1 or 3.2, whichever is applicable, on the date of his/her death with allowances commencing the first of the following month with the Survivor Benefit under Section 5.2 in effect. A surviving spouse who was not married to the deceased Employee for at least one year at the date of death shall not be eligible for this Automatic Survivor Allowance.

5.2 Survivor Allowance – After Retirement

(a) For a married Employee who elects to Retire with an allowance payable pursuant to Section 4.1 or 4.2, whichever is applicable, (or for a married Employee who commences his/her deferred vested allowance pursuant to Section 10) whose designated spouse shall be living at the Employee’s death after the effective date in paragraph (b) below, a Survivor Allowance shall be payable to such spouse during the spouse’s further lifetime.

(b) The provisions of paragraph (a) shall become effective on the later of (i) the commencement date of the Employee’s monthly allowance, or (ii) the first day of the month in which the Employee has been married one year if he/she is married when such Survivor Allowance provisions would otherwise become effective but such marriage has been in effect less than one year at that date.

(c) The beneficiary of a Survivor Allowance shall be only the person who is the Employee’s spouse at the effective date of the Survivor Allowance and who has been his/her spouse for at least one year immediately prior to such date.

(d) The Survivor Allowance provided in this Section 5.2 shall not be applicable upon the death of the Employee or his/her designated spouse, or both, prior to the effective date of the Survivor Allowance.

(e) For an Employee for whom and during the period in which a Survivor Allowance is in effect, the monthly allowance otherwise payable to the Employee shall be decreased by one-half of one percent (1/2%) for each full year in excess of ten (10) years that the spouse’s age is less than the Employee’s age (the age of each for purposes hereof being the age at his/her last birthday prior to the effective date of the Survivor Allowance); except that, in the case of an Employee who Retires under Section 3.2 prior to age 62, the amount of reduction in his/her monthly benefit before age 62 attributable to the Survivor Allowance shall be based on the monthly allowance payable to such Employee after age 62.

(f) In the event the spouse for whom a Survivor Allowance is in effect predeceases the Employee or they are divorced by court decree, the Survivor Allowance shall be cancelled on the date of such death or court decree. Any reduction pursuant to (e) above shall be eliminated effective the first day of the third month following the month in which the Company receives evidence satisfactory to the Company of the spouse’s death or of a final decree of divorce.

(g) The Survivor Allowance payable to the surviving spouse of a Participant who dies after both the commence date of his/her monthly allowance and the effective date of the Survivor Allowance shall be a monthly allowance for the further lifetime of such surviving spouse equal to 55% of the amount of such Participant’s monthly allowance payable after age 62 after any applicable reduction pursuant to paragraph (e) above.

(h) An Employee whose allowance would be reduced under paragraph (e) above may revoke the Survivor Allowance otherwise provided in this Section 5.2 by executing and filing with the Company at or prior to the commencement date of his/her monthly allowance a specific written election, which (for elections other than elections changing a previous revocation) includes the written consent of the Employee’s spouse witnessed by a Plan representative or notary public, on a form approved by the Company.

5.3 Survivor Allowance Election After Retirement

A Participant who Retires with an allowance pursuant to Section 4.1 or 4.2, whichever is applicable, and for whom no Survivor Allowance is in effect pursuant to Section 5.2 may file a written application with the Company for a Survivor Allowance provided:

(i) the Participant was not married at a time when the Survivor Allowance would otherwise have been available pursuant to Section 5.2 and has subsequently married, or

(ii) the Participant had a Survivor Allowance in effect pursuant to Section 5.2 which is no longer in effect and has remarried.

Such Survivor Allowance shall be provided under the terms and conditions of Section 5.2 and shall become effective on the first day of the month following the month in which the Company receives a completed application on a form approved by the Company, but in no event before the first day of the month following the month in which the Participant has been married to the designated spouse for one year. No Survivor Allowance provided hereunder shall become effective for a Participant whose application form is received by the Company after the first day of the month in which the Participant has been married to the designated spouse for one year. Notwithstanding the foregoing or any other provision of the Plan to the contrary, any such application by a Participant for such Survivor Allowance with respect to that portion of his/her benefits under the Plan that constitutes a Non-Grandfathered Amount shall be permitted only to the extent the provision of such Survivor Allowance does not otherwise violate the requirements of Code Section 409A.

Section 6

Employee Contribution Requirements

6.1 Employee Contribution Requirements For the Period Prior to January 1, 1979

In addition to the requirements under Sections 2 and 3, to be eligible for benefits under the Plan upon an Eligible Employee’s Actual Retirement Date, an Employee must have regularly contributed to the Contributory Annuity Plan (“CAP”) or the RPSE (Part B), whichever was applicable, with regard to earnings and periods of service prior to January 1, 1979, on the following bases: (1) If the Employee was not a member of the CAP on December 21, 1950, but was a managerial employee over age 30 and had two years of credited pension service, he/she must have joined the CAP within 60 days after that date (that is before February 20, 1951), and contributed continuously thereafter, to the extent permitted by his/her earnings; (2) If the Employee was not so eligible for membership in the CAP on December 21, 1950, he/she must have joined within 60 days after becoming eligible, within 60 days after being promoted to a managerial position, or by age 30, whichever is later; and have contributed continuously thereafter, to the extent permitted by his/her earnings. (The two-year service requirement for CAP participation was eliminated on January 1, 1965 for an Employee age 30 and over. The age 30 requirement was changed to age 25 effective August 1, 1977.); and (3) If a managerial employee was participating in the CAP or the RPSE (Part B), whichever is applicable, and prior to August 1, 1977 requested discontinuance of contributions after reaching age 30, or on or after August 1, 1977 requested discontinuance of contributions after reaching age 25, such Employee is ineligible for benefits under the Plan.

Ineligible managerial Employees on January 1, 1976 who by June 30, 1977 agreed to make special contributions in amounts equal to the contributions which they would have made had they elected to contribute in eligible years prior to 1977 shall become eligible for benefits under the Plan with respect to service prior to January 1, 1976. However, failure to continuously contribute thereafter in any year prior to 1979 in which such Employee was eligible to do so will make such Employee ineligible for benefits under the Plan.

No Employee contributions are required or permitted with regard to earnings or periods of service on or after January 1, 1979.

6.2 Adjustments to Formula Benefit Service For 1976

For an Employee who at any time during the period January 1, 1976 through July 31, 1977 had attained the age of 25 but not 30 and who, solely on account of not making contributions to the RPSE during such period but prior to attaining the age of 30 incurred a reduction on account of the year 1976 in the determination of such Employee’s Formula Benefit Service under the provisions of the RPSE shall have such reduction on account of the year 1976 disregarded for all purposes of the Plan.

Section 7

General Conditions

7.1 Forfeitures

Subject to Section 10.1, if, without the written consent of the Company, a Participant engages in a business, whether as owner, partner, officer, employee or otherwise, which is in competition with the Company or one of its affiliates, and if the Participant’s participation in such a business is deemed by the Company to be detrimental to the best interests of the Company, any allowance otherwise payable thereafter to or on account of him/her under the Plan will be forfeited, notwithstanding any other provisions of this Plan. The determination as to whether such business is in competition with the Company or any of its affiliates, and whether such participation by such person is detrimental to the best interests of the Company, shall be made by the Company in its absolute discretion, and the decision of the Company with respect thereto, including its determination as to when the participation in such competitive business commenced, shall be conclusive.

7.2 Applicability

This Plan shall not apply to Employees of any division or operation to the extent and during the time excluded by the Company because of the existence or establishment of a separate pattern of benefits within a particular area or industry.

7.3 Amendment and Termination

The Company expects to continue the Plan indefinitely, but reserves the right to modify or discontinue the Plan if, in its judgment, such a change should be deemed necessary or desirable. However, even if the Company should modify or discontinue the Plan, the allowances already granted to Eligible Employees who Retired under Section 3.1 or 3.2, whichever is applicable, will be continued under the terms of the Plan as in effect when the Eligible Employee so Retired.

In the event the Company were to modify or discontinue the Plan, any such modification or discontinuance shall not reduce the “accrued objective” under the Plan for an Eligible Employee in Organization Level 5 or above who has attained the age of 55 and accrued at least ten years of Credited Service as of the effective date of such modification or discontinuance; and as of the date the Employee actually Retires under Section 3.1 or 3.2, whichever is applicable, the Company shall pay such Employee an allowance which together with the amounts computed under Section 4.1(b) and (c) shall be sufficient to bring such Employee’s total retirement income up to such accrued objective. For purposes of this provision, an Employee’s “accrued objective” shall be the MRO computed under Section 4.1(a) as if the Employee had Retired under Section 3.1 or 3.2, whichever is applicable, on the effective date of such modification or discontinuance, based on the provisions of the Plan as in effect immediately prior to such amendment. In the event the Employee Retired under Section 3.2, such accrued objective shall be reduced in accordance with Section 4.2, based on the provisions of the Plan as in effect immediately prior to such amendment (as if Section 4.2 had continued in effect until Actual Retirement Date) and on the Employee’s age at Actual Retirement Date.

Supplements may be added to the Plan. Each Supplement will form a part of the Plan, and will modify the terms of the Plan as applied to those employees or groups of employees identified in that Supplement.

7.4 Contractual Obligation

Notwithstanding any provision (other than Section 7.1 or 8.4) to the contrary, the Company hereby makes a contractual commitment to pay the allowances under and in accordance with the Plan with respect to an Eligible Employee in Organization Level 5 or above who has attained the age of 55 and accrued at least ten years of Credited Service.

7.5 Interpretation of the Plan

The Plan Administrator is granted discretionary authority to determine eligibility for and the amount of allowances, and to construe the terms of the Plan, and such determinations by the Plan Administrator shall be final and binding on all persons.

7.6 Special Considerations

It is recognized that retirements of Eligible Employees may involve unusual circumstances or conditions which do not meet all of the provisions of this Plan. Only the Compensation Committee (or any successor committee thereto) of the Board of Directors of NIC shall have the power and authority to review such cases and to determine whether or not the unusual circumstances or conditions warrant granting an exception to the provisions.

Section 8

Miscellaneous

8.1 No Employment Rights

Nothing contained in this Plan shall be construed as a contract of employment between the Company and an Employee, or as a right of any Employee to be continued in the employment of the Company, or as a limitation of the right of the Company to discharge any of its Employees, with or without Cause (as defined in Section 9.3).

8.2 Assignment

(a) The benefits payable under this Plan may not be assigned or alienated, except that with respect to benefits being paid to Participants, all or a portion of such benefits may be paid in accordance with the provisions of a Qualified Domestic Relations Order (“QDRO”) as defined by the Retirement Equity Act of 1984, in which case, the amount of any benefits otherwise payable under the Plan shall be reduced accordingly by the value of any benefits paid or payable to any alternate payee(s) pursuant to such QDRO.

(b) A Participant or beneficiary may direct that any portion of his/her Plan benefit be paid to a third party (which includes the Company and affiliates) in payment of amounts such as federal, state, or local tax withholding; a direct deposit to an account in a bank, savings and loan association, or credit union; and contributions under a life insurance, medical, or other employee benefit plan; provided that:

(1) Such payment direction will be revocable by the Participant or beneficiary at any time prior to the payment being made;

(2) The payment is for a category of payments for which the Plan Administrator has authorized payment direction; and

(3) Payments to third parties shall not exceed in the aggregate 10% of any benefit payment, except that the following payments shall not individually or in the aggregate be subject to the 10% limitation:

(i) Payments (including but not limited to contributions under a life insurance, medical, or other employee benefit plan) directed to be made to a third party who has filed a written acknowledgment with the Plan Administrator stating that the third party has no enforceable right in, or to, any Plan benefit payment or portion thereof (except to the extent of payments actually received pursuant to the terms of the payment direction);

(ii) Any arrangement for the withholding of federal, state, or local tax;

(iii) Any arrangement for the recovery by the Plan of overpayments of benefits previously made to a Participant or beneficiary; and

(iv) Any arrangement for direct deposit to an account in a bank, savings and loan association, or credit union.

8.3 Applicable Law

This Plan shall be construed and administered in accordance with applicable federal laws and, to the extent not inconsistent therewith or preempted thereby, with the laws of the State of Illinois, determined without regard to the choice of law rules of any jurisdiction. Without limiting the generality and applicability of the foregoing and notwithstanding any provision in the Plan to the contrary, if and to the extent that the payment of any Plan benefits would otherwise violate the requirements of Code Section 409A, such Plan benefits shall be paid under such other conditions determined by the Plan Administrator that cause the payment of such benefits to comply with Code Section 409A and the Plan shall be construed and administered accordingly to achieve that objective, and in the event of any inconsistency between the terms of the Plan and Code Section 409A, the terms of Code Section 409A shall prevail and govern.

8.4 Facility of Payment; Missing Persons

When a person entitled to benefits under the Plan is under legal disability, or, in the Plan Administrator’s opinion, is in any way incapacitated so as to be unable to manage his/her financial affairs, the Plan Administrator may, in its sole discretion, direct payment of benefits to such person’s legal representative or estate, to any person who is judicially appointed or authorized to receive payment of benefits for such person’s benefit, or to a relative or friend of such person for such person’s benefit, or the Plan Administrator may direct the application of such benefits for the benefit of such person. Any payment made in accordance with the preceding sentence shall be a full and complete discharge of any liability for such payment under the Plan.

Neither the Plan Administrator nor the Company is required to search for or locate any person entitled to benefits under the Plan. If the Plan Administrator attempts to notify a person that he/she is entitled to benefits under the Plan, and such person fails to claim his/her benefits or make his/her whereabouts known to the Plan Administrator within a reasonable period of time after the notification is sent to such person, the benefits payable to such person shall be forfeited; provided that such benefits shall be reinstated if the person entitled thereto subsequently makes a claim for the forfeited benefits.

8.5 Validity

If any provision of the Plan is deemed invalid, illegal, or unenforceable by appropriate authority under the law of any jurisdiction applicable to the Plan, the same shall not affect, in any respect whatsoever, the validity, legality, or enforceability of any other provision of the Plan, and the Plan shall continue, to the fullest extent permitted by law, as if such invalid, illegal, or unenforceable provision were omitted and/or modified by such appropriate authority so as to preserve its validity, legality, or enforceability, unless such omission or modification would substantially impair the rights or benefits under the Plan of any affected Participant or beneficiary, the Company, or the Plan Administrator.

8.6 Claims Procedure

The Plan Administrator will provide notice in writing to any Participant or beneficiary whose claim for benefits under the Plan is denied, and the Plan Administrator shall also afford such Participant or beneficiary a full and fair review of its decision if so requested. The Plan Administrator has discretionary authority and responsibility to construe and interpret the provisions of the Plan and make factual determinations thereunder, including the power to determine the rights or eligibility of Employees or Participants and any other persons, and the amounts of their benefits under the Plan, and to remedy ambiguities, inconsistencies or omissions. Each such determination by the Plan Administrator shall be binding on all parties. Any interpretation of the provisions of the Plan and any decisions on any matter within the discretion of the Plan Administrator made in good faith shall be final and binding on all persons. Except to the extent reserved under Section 7.6, benefits under the Plan will be paid only if the Plan Administrator decides in its discretion that the applicant is entitled to them.

8.7 Responsibility For Legal Effect

No representations or warranties, express or implied, are made by the Company or the Plan Administrator and neither the Company nor the Plan Administrator assumes any responsibility concerning the legal, tax, or other implications or effects of the Plan.

Section 9

Involuntary Termination

9.1 Except as provided in Section 9.2, an Eligible Employee in Organization Level 5 or above whose employment with the Company and all of its affiliates is terminated by the Company for reasons other than “Cause” and whose age plus continuous Vacation Service as of the date of termination total 55 or more shall be eligible to “Grow-In” to early retirement under Section 3.2 of the Plan, with benefits based on the Plan as in effect on the date of such termination, provided:

(a) the Employee has accrued at least ten years of Credited Service as of his/her date of retirement,

(b) the Employee does not experience a break in service under the RPSE by reason of retirement under the RPSE, death, voluntary election to break such service or the elapse of a period of time equal to the Employee’s continuous Vacation Service prior to his/her date of retirement, and

(c) the Employee is not rehired by the Company or an affiliated company prior to his/her date of retirement.

9.2 Notwithstanding the foregoing, such “Grow-In” shall not apply to an Employee who refuses a reasonable offer of employment from the purchaser of a business or facility unless the Employee had the option to refuse the offer by the terms of the sale agreement or without breaking his/her continuity of service under the applicable Company policy with respect to the particular sale; provided, further, however, that an Employee who is employed by or is offered a reasonable position with such a purchaser, but is not eligible to participate in a plan of the purchaser which is the same as or substantially comparable to the RPSE and which plan of the purchaser provides that the Employee will receive credit for all service recognized under the Company’s plan, will be eligible for “Grow-In.”

9.3 The term “Cause” means termination by the Company for willful misconduct involving an offense of a serious nature, for conviction of a felony as defined by the state in which the act was committed or for continued intentional failure to perform required duties with the Company after written notice of such failure.

9.4 The term “Grow-In” means that the former Employee will be treated for purposes of the Plan as if he/she were on layoff for purposes of the RPSE. Such terminated Employee who, by virtue of aging and/or accruing additional Credited Service in accordance with the provisions of the RPSE subsequent to termination of employment, meets the age, service and other requirements for early retirement under Section 3.2 of the Plan, except for being an Employee of the Company on his/her early retirement date, shall be eligible for an Early Retirement Allowance under Section 4.2 of the Plan, shall have Retired under Section 3.2 upon such early retirement date, and, with respect to any Non-Grandfathered Amount, shall be deemed to have elected an Actual Retirement Date on the earliest date on which he/she could have otherwise elected to Retire under Section 3.2 of the Plan, unless and to the extent the Employee elects to defer commencement in accordance with the requirements of Code Section 409A.

Section 10

Change in Control

10.1 In the event of a “Change in Control,” as defined in Section 10.2:

(a) the Company makes a contractual commitment to pay the allowances under the Plan (1) in accordance with Section 9, with respect to an Employee who meets the requirements of said Section and whose employment is terminated by the Company within two years following a Change in Control, and (2) in accordance with paragraph (b) of this Section 10.1,

(b) eligibility for Early Retirement Allowances shall not require the consent or approval of the Company, of NIC, or of any officer, committee or board of said companies,

(c) with regard to an Eligible Employee in Organization Level 5 or above whose employment with the Company and all of its affiliates is terminated by the Company for reasons other than Cause (as defined in Section 9.3) within two years following a Change in Control, who is not eligible to “Grow-In” to early retirement in accordance with Section 9, and who has accrued at least 5 years of Credited Service will be provided a deferred vested allowance under the Plan, commencing on the first day of the month coincident with or next following the later of his/her attainment of age 55 or the date he/she terminates employment with the Company and all of its affiliates, which date shall be deemed to be his/her Actual Retirement Date, computed in the same manner as is used to compute a deferred vested pension under the RPSE, except that “annual base salary plus the annual average of the short-term incentive compensation paid to the Employee during the 60-month period prior to the date of termination” shall be used in lieu of “annual base salary,” and the deferred vested allowance so computed shall be reduced by the amount of the deferred vested pension under the RPSE (without regard to an Employee’s election of a cash refund under the RPSE) and such other amounts under Section 4.1(c). With respect to a Participant’s Non-Grandfathered Amount, any benefits otherwise payable under this Section 10 on account of an Employee’s termination of employment must be deemed a “separation from service” within the meaning of Treasury Regulation §1.409A-1(h) (using a percentage of 80% to determine the controlled group of corporations and businesses under common control).

(d) Section 7.1 will not apply.

10.2 For purposes of this Section 10, a “Change in Control” shall be deemed to have occurred if (A) any “person” or “group” (as such terms are used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934) other than employee or retiree benefit plans or trusts sponsored or established by NIC or Navistar, Inc. (named International Truck and Engine Corporation immediately prior to February 27, 2008 and formerly named Navistar International Transportation Corp. immediately prior to February 23, 2000), or each successor thereto (“Navistar, Inc.”), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of NIC representing 25% or more of the combined voting power of NIC’s then outstanding securities, (B) as the result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets, proxy or consent solicitation, contested election or substantial stock accumulation (a “Control Transaction”), the members of the Board of Directors of NIC immediately prior to the first public announcement relating to such Control Transaction shall immediately thereafter, or within two years, cease to constitute a majority of the Board of Directors of NIC or (C) any dissolution or liquidation of the NIC or Navistar, Inc. or an agreement for the sale or disposition of all or substantially all (more than 50%) of the assets of the NIC or Navistar, Inc. occurs. Notwithstanding the foregoing, the sale or disposition of any or all of the assets or stock of the Company shall not be deemed a Change in Control.

EXHIBIT 10.85

NAVISTAR, INC.

SUPPLEMENTAL RETIREMENT ACCUMULATION PLAN

Effective as of January 1, 2005

(including amendments through July 31, 2008)

(Continued)

NAVISTAR, INC.

SUPPLEMENTAL RETIREMENT ACCUMULATION PLAN

Effective as of January 1, 2005

(including amendments through July 31, 2007)

Navistar, Inc. (named International Truck and Engine Corporation immediately prior to February 27, 2008), a Delaware corporation (the “Company”), on behalf of itself and each Participating Company, hereby establishes this Supplemental Retirement Accumulation Plan, effective January 1, 2005 (the “Effective Date”), for the purpose of attracting and retaining high-quality executives and promoting in its key executives an interest in the continued growth, development and future business success of the Company and each Participating Company. Except as otherwise authorized by the Company, the benefits provided under the Plan shall be provided in consideration for services to be performed by a Participant on or after the Effective Date and through his or her Retirement.

The Plan is designed to comply in all respects with Code Section 409A and those provisions of ERISA applicable to an unfunded plan maintained primarily to provide deferred compensation benefits for a select group of “management or highly compensated employees.” Notwithstanding the foregoing or any other provision of the Plan to the contrary, with respect to any period prior to January 1, 2009, it is intended that the Plan be construed and administered both pursuant to and in accordance with a good faith interpretation of Code Section 409A and in a manner consistent with published guidance and other applicable authorities promulgated thereunder. Treatment of amounts deferred under the Plan pursuant to and in accordance with any transition rules provided under such published guidance and other applicable authorities shall be expressly authorized hereunder and shall be administered in accordance with procedures established by the Administrator.

Article I—

Definitions

For purposes of the Plan, the following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

1.1 Account or Accounts shall mean, depending on the context, the notional account or accounts established on behalf of a particular Participant pursuant to Article 3 of the Plan, or all such notional accounts in the aggregate established on behalf of all Participants. The Account may be a bookkeeping entry only and may be utilized solely as a device for the measurement and determination of the benefits to be paid to a Participant or, in the case of a Participant’s death, his or her Beneficiaries.

1.2 Administrator shall mean the Board, or such other person or persons appointed by the Board to administer the Plan pursuant to Article 7 of the Plan. The Board may, by writing, verbally, or otherwise, delegate to and allocate among any committee, subcommittee or any of its members, or to any employee, officer, or agent of the Company or a Participating Company, its authority to perform any act under the Plan, including, without limitation, those matters involving the exercise of discretion. Any such delegation or allocation of authority will be subject to revocation at any time at the discretion of the Board. Any reference in the Plan to the term “Administrator” with respect to such delegated or allocated authority shall be deemed a reference to the Board’s respective delegate or delegates.

1.3 Base Salary shall mean the base rate of cash compensation that is paid to the Participant by the Employer during the Plan Year for services rendered while an Eligible Employee during that Plan Year, excluding any Bonus and other non-regular or variable forms of compensation, before reductions for applicable tax withholding and contributions to or deferrals under any pension, deferred compensation or benefit plans sponsored by the Employer.

1.4 Beneficiary or Beneficiaries shall mean one or more persons, trusts, estates, or other entities, designated as such in accordance with Article 6 of the Plan, that are entitled to receive benefits under the Plan upon the death of a Participant.

1.5 Board shall mean the board of directors of the Company.

1.6 Bonus shall mean amounts paid to the Participant by the Employer during the Plan Year for services rendered while an Eligible Employee in the form of discretionary or incentive cash compensation, including, without limitation, the amounts paid under the Company’s annual incentive (AI) plan or any other bonus designated by the Administrator, before reductions for applicable tax withholding and contributions to or deferrals under any pension, deferred compensation or benefit plans sponsored by the Employer; provided, however, the term “Bonus” shall specifically exclude long-term incentive awards, “lump sum” increases, and recognition awards paid to the Participant by the Employer during the Plan Year.

1.7 Change in Control shall mean (a) a “change in ownership” of the Company or the Parent, (b) a “change in effective control” of the Parent, or (c) a “change in the ownership of a substantial portion of the assets” of the Company or the Parent. For purposes of this Section 1.7, the terms “change in ownership,” “change in effective control,” and “change in the ownership of a substantial portion of the assets” shall have the respective meanings assigned to such terms under Treasury Regulation §1.409A-3(i)(5); provided that a Change in Control shall not occur under any circumstance with respect to any acquisition of ownership of stock or assets of the Company or the Parent by an employee or retiree benefit plan or trust sponsored or established by the Employer; provided further that a change in the ownership of a substantial portion of the assets of the Parent shall be determined without regard to the sale or disposition of any or all of the assets of Navistar Financial Corporation, and each successor thereto. For the avoidance of doubt, the sale or disposition of any or all of the assets or stock of any subsidiary or affiliate of the Parent (other than the sale or disposition of all or substantially all of the assets or stock of the Company, as described above) shall not be deemed a Change in Control.

1.8 Code shall mean the Internal Revenue Code of 1986, as amended from time to time. Any reference in the Plan to a specific Section of the Code shall include such Section, any valid regulation, applicable authorities, or such other guidance of general applicability promulgated thereunder, and any comparable provision of any future legislation amending, supplementing, or superseding such Section of the Code.

1.9 Company shall mean Navistar, Inc. (named International Truck and Engine Corporation immediately prior to February 27, 2008), and each successor thereto.

1.10 Compensation shall mean (a) with respect to any Former MRO Participant, the sum of such Former MRO Participant’s Base Salary paid to him or her by the Employer during the Plan Year in excess of the Code Section 401(a)(17) compensation limit for such Plan Year plus Bonus paid to him or her by the Employer during the Plan Year, determined without regard to the Code Section 401(a)(17) compensation limit for such Plan Year, and (b) with respect to any Participant who is not a Former MRO Participant, the sum of such Participant’s Base Salary plus Bonus paid to him or her by the Employer during the Plan Year in excess of the Code Section 401(a)(17) compensation limit for such Plan Year.

1.11 Crediting Rate shall mean the applicable rate for crediting notional earnings, including gains or losses, on the Participant’s Account pursuant to and in accordance with Section 3.3 of the Plan.

1.12 Eligible Employee shall mean the Chief Executive Officer of the Company or the Parent or such other management employee of the Company or a Participating Company who is employed in Organization Level 7 or above (or equivalent, as determined by the Administrator), upon designation by the Board to be eligible to participate in the Plan; provided that, except as otherwise authorized by the Company, such individual is not eligible to participate under the MRO as of January 1, 2005 (determined without regard to whether such individual is eligible to actually retire under the MRO and receive benefits thereunder at any time on or after January 1, 2005). Except as otherwise authorized by the Company, a management employee of a Participating Company who is employed in Organization Level 7 or above (or equivalent, as determined by the Administrator) shall not be deemed an Eligible Employee with respect to any period during which his or her Employer was not a Participating Company. An individual’s status as an “employee” will be determined by the Administrator and such determination will be conclusive and binding on all persons notwithstanding any contrary determination of “employee” status by any court or governmental agency, including, without limitation, the Internal Revenue Service.

1.13 Employer shall mean, depending on the context, the Company or a Participating Company, as the case may be, that is the legal employer of the Participant, or all such entities in the aggregate; provided that to the extent (and only to the extent) required under Code Section 409A, the “Employer” shall mean the entity for whom the Participant performs services and with respect to whom the legally binding right to payments under the Plan arises, and all entities with whom such entity would be considered a single employer under Code Section 414(b) or 414(c).

1.14 Employer Contribution(s) shall mean the notional contributions by or on behalf of the Employer to a Participant’s Account pursuant to and in accordance with Article 2 of the Plan.

1.15 ERISA shall mean the Employee Retirement Income Security Act of 1974, as may be amended from time to time. Any reference in the Plan to a specific Section of ERISA shall include such Section, any valid regulation, applicable authorities, or such other guidance of general applicability promulgated thereunder, and any comparable provision of any future legislation amending, supplementing, or superseding such Section of ERISA.

1.16 Former MRO Participant shall mean any Participant (a) who was first hired by the Employer (other than IC Corporation, International Diesel of Alabama, LLC, IC of Oklahoma, LLC, SST Truck Company LLC, and each successor thereto, or such other Participating Companies designated by the Administrator, and each successor thereto) prior to January 1, 1996, (b) whose date of birth is subsequent to January 1, 1960, and (c) who is employed in Organization Level 7 or above (or equivalent, as determined by the Administrator) as of December 31, 2004.

1.17 MRO shall mean the Company’s Managerial Retirement Objective Plan or the Navistar Financial Corporation Managerial Retirement Objective Plan, as the case may be, as each may be amended from time to time.

1.18 Parent shall mean the Company’s parent corporation, Navistar International Corporation, and each successor thereto.

1.19 Participant shall mean an Eligible Employee who participates in the Plan pursuant to and in accordance with Section 2.1.

1.20 Participating Company shall mean the (a) Parent, (b) International Truck and Engine Export Corporation, (c) International Truck and Engine Overseas Corporation, (d) Indianapolis Casting Corporation, (e) Navistar Financial Corporation, (f) International Truck Intellectual Property Company, LLC, (g) International Engine Intellectual Property Company, LLC, (h) IC Bus, LLC, effective January 1, 2006 (named IC, LLC immediately prior to March 6, 2008 and formerly named IC Corporation immediately prior to October 31, 2007), (i) Navistar Diesel of Alabama, LLC, effective January 1, 2006 (named International Diesel of Alabama, LLC immediately prior to February 19, 2008), (j) IC Bus of Oklahoma, LLC, effective January 1, 2006 (named IC of Oklahoma, LLC immediately prior to February 19, 2008)), (k) SST Truck Company LLC, effective January 1, 2006 (named SST Truck Company, LP immediately prior to October 31, 2007), (l) Navistar International Employee Leasing Company, effective December 1, 2005, and (m) Navistar Defense, LLC, effective February 1, 2006 (named International Military and Government LLC immediately prior to February 19, 2008), and each successor thereto, and each other U.S. subsidiary and affiliate of the Company that would be considered a single employer with the Company under Code Section 414(b) or 414(c), and each successor thereto, but only to the extent each such other subsidiary or affiliate has been designated by the Administrator as a Participating Company and has adopted the Plan pursuant to Section 8.7 of the Plan; provided, however, that each such entity shall cease being a Participating Company for purposes of determining its employees’ eligibility both to participate in the Plan and to receive Employer Contributions hereunder with respect to any period during which such entity would not be considered a single employer with the Company under Code Section 414(b) or 414(c) or effective on such earlier date prescribed by the Administrator.

1.21 Plan shall mean the Navistar, Inc. Supplemental Retirement Accumulation Plan (named the International Truck and Engine Corporation Supplemental Retirement Accumulation Plan immediately prior to February 27, 2008), as set forth in this instrument and as hereafter amended from time to time, and, to the extent (and only to the extent) required under Code Section 409A, any other plan with which the Plan is required to be aggregated under Code Section 409A. The Plan is intended to constitute a nonelective account balance plan, as defined in Treasury Regulation §1.409A-1(c)(2)(i)(B).

1.22 Plan Year shall mean the calendar year, but limited to calendar years beginning on or after January 1, 2005.

1.23 Points Factor Multiplier shall mean (a) with respect to any Former MRO Participant, five (5) percentage points multiplied by the Participant’s age (in whole years) as of January 1, 2005, plus eight (8) percentage points multiplied by the Participant’s Years of Service (in whole and tenths of years) as of January 1, 2005, and (b) with respect to any Participant who is not a Former MRO Participant, one (1).

1.24 Qualified Plan shall mean (a) the Company’s 401(k) Retirement Savings Plan, (b) the Company’s Retirement Accumulation Plan, (c) the IC Bus, LLC 401(k) Plan (named the IC Corporation 401(k) Plan immediately prior to October 31, 2007), or (d) such other defined contribution plan qualified under Code Section 401(a) in which a Participant participates and which is sponsored by the Employer in the relevant Plan Year and designated by the Administrator to be taken into account for purposes of the calculation of Employer Contributions made to the Plan, as each may be amended from time to time.

1.25 Retirement shall mean the date on which either of the following events occur with respect to a Participant (a) the Participant’s Termination of Employment on or after his or her Retirement Eligibility Date, or (b) the Participant’s involuntary Termination of Employment within two (2) years following the date of a Change in Control.

1.26 Retirement Eligibility Date shall mean the date on which the Participant has both attained at least age fifty-five (55) and completed at least ten (10) Years of Service.

1.27 Settlement Date shall mean the date on which a Participant’s Account (or any portion thereof) is paid (or, in the case of annual installment payments, the date on which the first annual installment amount from the Participant’s Account (or any portion thereof) is paid) to the Participant or, in the case of the Participant’s death before any payment from his or her Account is made, his or her Beneficiaries. Except as otherwise provided in the Plan or as otherwise required or permitted under Code Section 409A, the Settlement Date shall be within ninety (90) days following the Valuation Date; provided that, in the case of any Participant who is a Specified Employee as of his or her Retirement (other than by reason of death), the Settlement Date shall be the Valuation Date.

1.28 Specified Employee shall mean any Participant who is a “specified employee,” as defined in Treasury Regulation §1.409A-1(i), including any elections described in Treasury Regulation §1.409A-1(i)(2) through (7) made by the Employer.

1.29 Spouse shall mean the person to whom the Participant is legally married under applicable law.

1.30 Termination of Employment shall mean the date on which the Participant’s employment with the Employer is terminated for any reason whatsoever, whether voluntary or involuntary, including, without limitation, as a result of the Participant’s Retirement or death; provided that such termination of employment with the Employer would otherwise be deemed a “separation from service” within the meaning of Treasury Regulation §1.409A-1(h) (using a percentage of 80% to determine the controlled group of corporations and businesses under common control). For purposes of this Section 1.30, except as otherwise required or permitted under Code Section 409A, (a) the employment relationship shall be treated as continuing intact while the Participant is on military leave, sick leave, or other bona fide leave of absence if the period of any such leave does not exceed six months, or if longer, so long as the Participant retains the right to reemployment with the Employer under an applicable statute or by contract, (b) a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Participant will return to perform services for the Employer, and (c) if the period of leave exceeds six months and the Participant does not retain a right to reemployment under an applicable law or by contract, the employment relationship is deemed to terminate on the first date immediately following such six-month period.

1.31 Valuation Date shall mean, except as otherwise provided in the Plan, the later of (a) the last business day in March of the year immediately following the year in which the Participant’s Retirement occurs, or (b) in the case of any Participant who is a Specified Employee as of his or her Retirement (other than by reason of death), the last business day of the seventh month following the Participant’s Retirement; provided that the Valuation Date with respect to the annual installment portion of the payment option described in Section 4.1(a)(iii) shall mean the last business day in March of the second year following the year in which the Participant’s Retirement occurs.

1.32 Years of Service shall mean the years of service credited to the Participant for purposes of vesting under either the Qualified Plan or an Employer-sponsored defined benefit plan qualified under Code Section 401(a), whichever is greater.

Article II—

Participation and Allocations

2.1 Enrollment. An Eligible Employee shall automatically become a Participant in the Plan as of the date he or she becomes an Eligible Employee, and shall be eligible to receive Employer Contributions in accordance with this Article 2 with respect to any period of employment during which he or she is an Eligible Employee. An Eligible Employee shall cease being a Participant in the Plan as of the date on which all amounts credited to his or her Account have been fully distributed (or deemed fully distributed) in accordance with the terms of the Plan.

2.2 Discretionary Employer Contributions. The Employer shall have the discretion to make Employer Contributions to the Plan with respect to any Plan Year on behalf of any Participant. Employer Contributions shall be made in the complete and sole discretion of the Employer and no Participant shall have the right to receive any Employer Contribution regardless of whether Employer Contributions are made on behalf of any other Participant.

2.3 Formula-Based Employer Contributions. To the extent, and only to the extent, the Employer makes, in its complete and sole discretion, an Employer Contribution on behalf of a Participant with respect to a particular Plan Year, such Employer Contribution shall equal the excess of (a) over (b), below:

2.3.1 The product of the “applicable percentage” for such Plan Year, the Participant’s Compensation during such Plan Year, and the Participant’s applicable Points Factor Multiplier. For purposes of this paragraph (a), the “applicable percentage” for the applicable Plan Year shall be determined in accordance with the following table:

Participant’s Age on Last Day of Plan Year	Applicable Percentage
Under Age 30	2.0%
At Least Age 30 and Under Age 40	3.5%
At Least Age 40 and Under Age 50	5.0%
Age 50 or Older	6.5%

2.3.2 (i) With respect to any Former MRO Participant, the portion of the Former MRO Participant’s actual “employer retirement contribution” (as defined in the applicable Qualified Plan) attributable to his or her Bonus with respect to such Plan Year (determined by first attributing the Former MRO Participant’s Base Salary for such Plan Year) that is allocated on his or her behalf under the Qualified Plan for such Plan Year, and

(ii) With respect to any Participant who is not a Former MRO Participant, zero (0).

Article III—

Accounts

3.1 Participant Accounts. One Account (or multiple Accounts, as determined in the complete and sole discretion of the Administrator) shall be maintained for each Participant and credited with any Employer Contributions made on behalf of such Participant at the time specified by the Administrator. Each Account shall be deemed to be credited with notional earnings, including gains or losses, as provided in Section 3.3, from the date each such Employer Contribution is credited to such Account through the Valuation Date (or, in the case of annual installment payments, through the dates described in Section 4.1(c)).

3.2 Vesting of Accounts. All amounts credited to a Participant’s Account shall be vested and nonforfeitable upon the earlier of the Participant’s Retirement, the Participant’s Retirement Eligibility Date, upon a Change in Control, or, in the case of any Former MRO Participant, upon an involuntary Termination of Employment (for reasons other than Cause) occurring on or after January 1, 2008; provided that a Participant’s Account becoming vested and nonforfeitable upon a Change in Control shall be expressly conditioned upon such Participant’s involuntary Termination of Employment occurring within two (2) years following such Change in Control. Notwithstanding any other provision of the Plan to the contrary, in the event a Participant’s Termination of Employment occurs prior to becoming vested in his or her Account, all amounts credited to such Participant’s Account shall be immediately forfeited without any right to restoration whatsoever and the Participant shall be deemed to have received a lump sum payment of zero dollars ($0.00) as of his or her Termination of Employment. For purposes of this Section 3.2 and Section 4.2, the term “Cause” shall mean that the reason for the Participant’s involuntary Termination of Employment was (a) willful misconduct involving an offense of a serious nature that is demonstrably and materially injurious to any Employer, monetarily or otherwise, (b) conviction of, or entry of a plea of guilty or nolo contendere to, a felony as defined by the laws of the United States of America or by the laws of the State or other jurisdiction in which the Participant is so convicted, or (c) continued intentional failure to substantially perform required duties for the Employer after written demand to so perform by the Employer (other than a failure due to physical or mental disability). For purposes of determining whether “Cause” exists, no act, or failure to act, on the Participant’s part will be deemed “willful” unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that the Participant’s act, or failure to act, was in the best interest of the Employer.

3.3 Crediting Rate. The Crediting Rate on amounts credited to a Participant’s Account shall be the fixed rate of interest per annum, as determined by the Administrator in its complete and sole discretion, compounded daily (or over such other period, as determined by the Administrator, in its complete and sole discretion), for the three-year period beginning January 1, 2005 and ending December 31, 2007; provided that the Administrator, in its complete and sole discretion, may periodically revise and/or supplement the foregoing Crediting Rate anytime after the expiration of such three-year period. Absent any such revision or supplementation, such fixed Crediting Rate shall continue in effect unless and until so revised and/or supplemented by the Administrator. In lieu of and/or in addition to such fixed Crediting Rate, the Administrator may, in its complete and sole discretion, select one or more fixed Crediting Rates, investment Crediting Rates based on a rate of return on one or more predetermined investments, or a combination thereof; provided that if more than one Crediting Rate is selected by the Administrator, the Administrator may, in its complete and sole discretion and in accordance with procedures established by the Administrator, allow Participants to allocate their Accounts among such Crediting Rates. The Participant’s Account shall be increased or reduced, as the case may be, to reflect any notional earnings, including gains or losses, attributable to the applicable Crediting Rate. The Administrator’s choice of any investment shall be solely for purposes of calculation of the Crediting Rate. The Employer shall have no obligation to set aside or invest funds in any selected investment and, if the Employer elects to invest funds as directed by the Administrator or the Participant, as the case may be, the Participant shall have no more right to such investment than any other unsecured general creditor. The Participant’s Account shall continue to be credited at the Crediting Rate through the Valuation Date (or, in the case of annual installment payments, through the dates described in Section 4.1(c)).

3.4 Statement of Accounts. For each Plan Year, the Administrator shall provide each Participant with statements at least annually setting forth the Participant’s Account balance as of the end of each March 31 following the applicable Plan Year (or such other date specified by the Administrator, in its complete and sole discretion). Notwithstanding the foregoing, to the extent such statements are generated exclusively through electronic media (and not in paper form), the Administrator shall provide each Participant with periodic instructions (at least once per calendar year) regarding how to access the Participant’s Account balance.

Article IV—

Benefits

4.1 Retirement Benefit.

4.1.1 Form and Timing of Payment. In the event of the Participant’s Retirement, the Participant shall be entitled to receive a cash payment on the Settlement Date in an amount equal to the total balance of the Participant’s Account as of the Valuation Date (or, in the case of annual installment payments described in clause (ii) or (iii) below, a specified portion of the total balance of the Participant’s Account as of the Valuation Date, subject to any subsequent adjustments for prior installment payments and lump sum payment (if any), and notional earnings, including gains or losses, as described in Section 4.1(c)). A Participant may elect to receive such payment on the Settlement Date in any of the following optional forms of payment (i) in a lump sum payment, (ii) in annual installments over a period ranging from two (2) years to 20 years (in whole years), or (iii) a specified portion of the total balance of the Participant’s Account as of the Valuation Date payable in a lump sum payment, with any remaining balance of the Account as of such Valuation Date, subject to any subsequent adjustments for prior installment payments and such lump sum payment, and notional earnings, including gains or losses, as described in Section 4.1(c), payable in annual installments over a period ranging from two (2) years to 20 years (in whole years); provided that, notwithstanding any Participant form of payment election to the contrary and to the extent permitted under Code Section 409A, the total balance of the Participant’s Account (or any portion thereof) that was originally scheduled to be paid in the form of annual installments shall instead be paid on the Settlement Date in the form of a lump sum payment if the total balance of such Participant’s Account as of the Valuation Date (or, in the case of the payment option described in clause (iii) above, as of the Valuation Date applicable solely to the lump sum payment portion thereof) is less than one-hundred thousand dollars ($100,000). A Participant’s form of payment election shall be made by filing the appropriate election form(s) with the Administrator within thirty (30) days after the Participant initially becomes eligible to participate in the Plan (within the meaning of Treasury Regulation §1.409A-2(a)(7)) with respect to Compensation paid for services to be performed after the date on which such election is made, subject to the special election timing rule under Treasury Regulation §1.409A-2(a)(7)(iii) permitting such initial election to be effective retrospectively if made within thirty (30) days following the first year the Participant accrues a benefit under an excess benefit plan. Upon the expiration of the applicable thirty (30)-day election period described above, the Participant’s election shall become irrevocable, except as otherwise provided in Section 4.1(b). A Participant who fails to timely elect the form of payment shall be deemed to have elected to receive a lump sum payment under clause (i) of this paragraph (a).

4.1.2 Subsequent Change in the Form of Payment. Except to the extent otherwise required or permitted under Code Section 409A, the Participant shall not be permitted to change or revoke the form of payment with respect to his or her Account on or after the date on which such election would otherwise be irrevocable under Section 4.1(a) unless all of the following requirements are satisfied with respect to such Participant’s subsequent election to change the form of payment: (i) such election shall not take effect until twelve (12) months after the date on which the election is made; and (ii) except in the case of a payment on account of death, as described in Section 4.3, the payment with respect to which such election is must be deferred for a period of five (5) years from the date such payment would otherwise have been paid (or in the case of annual installment payments, five (5) years from the date the first annual installment payment would otherwise have been scheduled to be paid).

4.1.3 Amount and Timing of Annual Installment Payments. If the Participant elected and is entitled to receive annual installment payments in accordance with the provisions of this Section 4.1, the Participant’s first annual installment payment shall commence on the Settlement Date and shall equal the total balance of his or her Account as of the Valuation Date divided by the total number of years over which his or her annual installment payments are scheduled to be paid. Subject to the provisions of this Section 4.1, each subsequent annual installment payment shall be paid to the Participant within ninety (90) days of the last business day in March of each subsequent year following the year in which the Participant’s Settlement Date occurred, commencing in the year immediately following the year in which the Participant’s Settlement Date occurred and ending in the year in which the final annual installment payment is due. The amount of each subsequent annual installment payment shall be equal to the balance then credited to the Participant’s Account as of the last business day in March of each such subsequent year following the year in which the Participant’s Settlement Date occurred, which shall reflect both reductions for prior annual installment payments and lump sum payment (if any) made to the Participant, as described in this Section 4.1, and any adjustments for notional earnings, including gains or losses, as described in Section 3.3, divided by the total remaining number of years over which his or her annual installment payments are scheduled to be paid.

4.2 Termination. In the event of the Participant’s Termination of Employment, other than by reason of Retirement or, in the case of any Former MRO Participant, involuntary Termination of Employment (for reasons other than Cause) occurring on or after January 1, 2008, the Participant’s Account shall be forfeited in accordance with Section 3.2 and no benefits shall be payable or owed under the Plan to the Participant or, following such Participant’s death, his or her Beneficiaries.

4.3 Death Benefit. If the Participant dies on or after Retirement (including Termination of Employment as a result of the Participant’s death on or after his or her Retirement Eligibility Date), but prior to the date on which all amounts then credited to his or her Account have been fully distributed in accordance with the terms of the Plan, the Company shall pay to the Participant’s Beneficiaries a lump sum amount in cash equal to the remaining amount then credited to the Participant’s Account as of the last business day of the month in which the Participant’s death occurs, subject to any adjustments to the Participant’s Account through such date, as described in Section 4.1; provided that such date shall be deemed the Valuation Date in the case of the Participant’s death before any payment from his or her Account is made or shall be deemed a new Valuation Date in the case of the Participant’s death on or after any payment from his or her Account is made. Such lump sum amount shall be paid to the Participant’s Beneficiaries within ninety (90) days following the Participant’s date of death; provided that in the event any such Beneficiary survives the Participant but dies before the date on which such amount is paid to him or her, such amount shall be paid to that Beneficiary’s estate.

4.4 Effect of Payment. The full payment (including deemed full payment) of a Participant’s Account under the Plan shall completely discharge all obligations to a Participant and his or her Beneficiaries.

Article V—

Amendment and Termination of Plan

5.1 Amendment or Termination of Plan. The Company may, at any time, direct the Administrator to amend or terminate the Plan, in part or in its entirety, including, without limitation, with respect to any or all Participants and Employers, regardless of any resulting income tax or other consequences to Participants and their Beneficiaries, except that, unless and to the extent otherwise required by applicable law, no such amendment or termination may reduce the Account balance immediately preceding the date on which it is adopted or becomes effective, whichever is later, with respect to either any Participant who was vested in his or her Account as of such date in accordance with Section 3.2 or any Former MRO Participant. If the Company terminates the Plan, in part or its entirety, notwithstanding any other provision of the Plan to the contrary, (a) no additional Years of Service or age for any Participant (other than any Former MRO Participant) shall be credited under the Plan for the purpose of determining any affected Participant’s eligibility for Retirement with respect to any period after the effective date of such Plan termination, (b) no additional amounts, including, without limitation, Employer Contributions under Article 2 and notional earnings, including gains and losses, under Section 3.3, shall be credited under the Plan with respect to any affected Participant’s Account for the purpose of calculating Plan benefits with respect to any period after the effective date of such Plan termination, and (c) the Company shall pay to each Participant the benefits such Participant would be entitled to receive under Section 4.1 of the Plan at the same time and in the same form such benefits would otherwise have been payable under the terms of the Plan. Notwithstanding the foregoing, to the extent (and only to the extent) permitted under Code Section 409A, the Company may, in its complete and sole discretion, accelerate distributions hereunder, whether or not in-pay status, to be paid in a lump sum upon the termination of the Plan, in part or its entirety, including where such Plan termination is due to a Change in Control, corporate dissolution taxed under Code Section 331, bankruptcy of the Company that is approved by a bankruptcy court pursuant to 11 U.S.C. §503(b)(1)(A), or such other events and conditions prescribed under Code Section 409A, in which case the terms of the Plan shall be deemed to be modified as necessary and appropriate to effectuate such accelerated distributions, including, without limitation, modification of the Valuation Date to mean the date on which the event or condition giving rise to such accelerated distributions occurs.

Article VI—

Beneficiaries

6.1 Beneficiary Designation. In accordance with procedures established by the Administrator, the Participant shall have the right, at any time during his or her lifetime, to designate Beneficiaries (both primary and contingent) to whom payment under the Plan shall be made in the event of the Participant’s death. The Beneficiary designation shall be effective upon receipt by the Administrator.

6.2 Revision of Designation. The submission of a new Beneficiary designation shall cancel all prior Beneficiary designations. The Administrator shall be entitled to rely upon the last Beneficiary designation made by the Participant and received by the Administrator prior to the Participant’s death. Any finalized divorce or marriage of a Participant subsequent to the date of a Beneficiary designation shall revoke such designation, unless in the case of divorce the previous Spouse was not designated as Beneficiary and unless in the case of marriage the Participant’s new Spouse has previously been designated as Beneficiary. Notwithstanding any provision of the Plan to the contrary and any Beneficiary designation filed with the Administrator in accordance with this Article 6, the Participant’s Account shall be payable in full to the Participant’s surviving Spouse in accordance with this Article 6 (treating such Spouse as the Participant’s sole designated Beneficiary), unless prior to the Participant’s death the following requirements were met: (a) the Participant elected that his or her Account (in whole or in part) be paid to a Beneficiary other than the Participant’s surviving Spouse; (b) the Participant’s surviving Spouse consented in writing to such election; (c) the surviving Spouse’s consent acknowledged the effect of such election; and (d) such election designates a Beneficiary that may not be changed without further spousal consent, unless the surviving Spouse executed a general written consent expressly permitting changes to the Participant’s Beneficiary designation without any requirement of further consent of the surviving Spouse; provided that consent of the Participant’s surviving Spouse shall not be required if (i) such Spouse cannot be located or (ii) the Participant is legally separated or has been abandoned (within the meaning of applicable local law), and the Participant has a court order to that effect.

6.3 Absence of Valid Designation. If a Participant fails to designate a Beneficiary as provided in this Article 6, or if the Beneficiary designation is revoked by marriage, divorce, or otherwise without substitution of a new Beneficiary designation, or if every person designated as a Beneficiary predeceases the Participant, then the Administrator shall direct the distribution of such benefits to the Participant’s estate.

6.4 Doubt as to Beneficiary. If the Administrator has any doubt as to the proper Beneficiary to receive payments pursuant to the Plan, the Administrator shall have the right, exercisable at its complete and sole discretion, to cause the Company to either withhold such payments until such matter is resolved to the Administration’s satisfaction, or pay such amount into any court of appropriate jurisdiction, with such court ordered payment completely discharging the liability of the Plan, the Company, each Employer, and the Administrator.

6.5 Discharge of Obligations. The payment of benefits under the Plan to a Beneficiary shall fully and completely discharge the Plan, the Company, each Employer, and the Administrator from all further obligations under the Plan with respect to that Beneficiary.

Article VII—

Administration and Claims Procedures

7.1 Administration. The Plan shall be administered by the Administrator, which shall have the exclusive right and full discretion (a) to interpret the Plan, (b) to decide any and all matters arising hereunder (including, without limitation, the right to remedy possible ambiguities, inconsistencies, or omissions), (c) to make, amend and rescind such rules as it deems necessary for the proper administration of the Plan, (d) consult with counsel, who may be counsel to the Company, and (e) to make all other determinations and resolve all questions of fact necessary or advisable for the administration of the Plan, including determinations regarding eligibility for benefits payable under the Plan; provided, however, that no individual who is serving on behalf of the Administrator shall vote or act on any matter relating solely to himself or herself. Benefits under the Plan will be paid only if the Administrator decides in its discretion that the applicant is entitled to them. All interpretations of the Administrator with respect to any matter hereunder shall be final, conclusive and binding on all persons affected thereby. The Administrator shall not be liable to any Participant or Beneficiary for any determination, decision, or action made in good faith with respect to the Plan. The Company will indemnify and hold harmless the Administrator from and against any and all liabilities, costs, and expenses incurred by such persons as a result of any act, or omission, in connection with the performance of such persons’ duties, responsibilities, and obligations under the Plan, other than such liabilities, costs, and expenses as may result from the gross negligence, bad faith, willful misconduct, or criminal acts of such persons.

7.2 Claims Procedure. Any Participant, former Participant or Beneficiary (or each such individual’s authorized representative) (each a “Claimant”) may file a written claim with the Administrator setting forth the nature of the benefit claimed, the amount thereof, and the basis for claiming entitlement to such benefit. The Administrator shall determine the validity of the claim and shall notify the Claimant of its decision not later than ninety (90) days after receipt of the claim, unless the Administrator determines that special circumstances require an extension of time (up to an additional ninety (90) days) for processing the claim. If the Administrator determines that an extension of time for processing is required, written notice of the extension shall be furnished to the Claimant prior to the expiration of the initial ninety (90)-day period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Administrator expects to render its decision. Every claim for benefits which is denied shall be denied by written notice setting forth in a manner calculated to be understood by the Claimant (a) the specific reason or reasons for the denial, (b) specific reference to any provisions of the Plan on which the denial is based, (c) description of any additional material or information that is necessary for the Claimant to perfect the claim and an explanation of why such material or information is necessary, and (d) an explanation of the procedure for further reviewing the denial of the claim and of the Claimant’s right to bring a civil action under Section 502(a) of ERISA following an adverse determination on review.

7.3 Appeals Procedure. Within sixty (60) days after the receipt of a denial of a claim, a Claimant may file a written appeal requesting a review of such denial. Such review shall be undertaken by the Administrator and shall be a full and fair review in accordance with Section 503 of ERISA, including (a) providing the Claimant the opportunity to submit written comments, documents, records, and other information relating to his or her claim, (b) providing the Claimant, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the Claimant’s claim, and (c) providing a review that takes into account all comments, documents, records, and other information submitted by the Claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination. The Administrator shall notify the Claimant of its decision not later than sixty (60) days after receipt of a request for review from a Claimant, unless the Administrator determines that special circumstances require an extension of time (up to an additional sixty (60) days) for processing the claim. If the Administrator determines that an extension of time for processing is required, written notice of the extension shall be furnished to the Claimant prior to the expiration of the initial sixty (60)-day period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Administrator expects to render the determination on review. The determination on review shall be in writing in a manner calculated to be understood by the Claimant and shall include (i) the specific reason or reasons for the adverse determination, (ii) reference to specific Plan provisions on which the determination is based, (iii) a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the Claimant’s claim for benefits, and (iv) a statement of the Claimant’s right to bring a civil action under Section 502(a) of ERISA following such adverse determination on appeal.

Article VIII—

Conditions Related to Benefits

8.1 Nonassignability. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate, alienate or convey in advance of actual receipt, any amounts payable under the Plan, or any part thereof, which are, and all rights to which are expressly declared to be, non-assignable and non-transferable. Except to the extent required by applicable law, no part of the amounts payable under the Plan shall be subject to execution, seizure, attachment, orders, decrees, levis, garnishment or sequestration for the payment of any debts, judgments, alimony, or separate maintenance owed by the Participant or any other person, or be transferable by operation of law, including, without limitation, a Participant’s or any other person’s bankruptcy or insolvency.

8.2 No Right to Employer Assets. The benefits paid under the Plan shall be paid from the general assets of the Employer, and Participants and their Beneficiaries, heirs, successors and assigns shall be no more than unsecured general creditors of the Employer with no special or prior right, interest, or claim to any assets of the Employer for payment of any obligations hereunder.

8.3 Protective Provisions. Notwithstanding any other provision of the Plan to the contrary, any benefit otherwise payable under the Plan to the Participant (or, in the case of the Participant’s death, his or her Beneficiaries) shall be forfeited if, without the written consent of the Company, a Participant, directly or indirectly (whether as owner, principal, agent, partner, officer, director, employee, consultant, investor, lender or otherwise), for the 12-month period immediately after the Participant’s Retirement, engages in any line of business that is the same as, similar to, or competitive with a material line of business of the Employer (determined by the Administrator, in its complete and sole discretion, as of the date of the Participant’s Retirement) in the cities, counties or other geographic areas anywhere within the United States of America in which the Employer is authorized to conduct such material lines of business during such 12-month period; provided that (a) such restriction shall not prohibit the Participant’s purchase or ownership of less than 5% of the outstanding voting stock of a publicly-held company, and (b) the Participant may be associated with an entity that consists of separate business units, one or more of which engages in a line of business that is the same as, similar to, or competitive with a material line of business of the Employer (determined by the Administrator, in its complete and sole discretion, as of the date of the Participant’s Retirement), as long as the business unit with which the Participant is associated does not engage in a line of business that is the same as, similar to, or competitive with such a material line of business of the Employer and the Participant is not associated in any respect whatsoever with (whether as owner, principal, agent, partner, officer, director, employee, consultant, investor, lender or otherwise, on a paid or unpaid basis) any line of business that is the same as, similar to, or competitive with such a material line of business of the Employer. Any determination made by the Administrator with respect to the foregoing restriction shall be final, conclusive and binding on all persons affected thereby. Further, the Participant shall cooperate with the Employer by furnishing any and all information requested by the Administrator in order to facilitate the payment of benefits hereunder, and by taking such other actions as may be requested by the Administrator with respect to the administration of the Plan. If the Participant refuses to so cooperate, the Employer shall have no further obligation to the Participant under the Plan. For purposes of this Section 8.3, the Employer shall mean the Company and each Participating Company in the aggregate.

8.4 Contractual Obligation. Notwithstanding any provision (other than Sections 5.1, 8.2, and 8.3) of the Plan to the contrary, unless and to the extent otherwise required by applicable law, the Company hereby makes a contractual commitment to pay benefits under and in accordance with the Plan with respect to any Participant, but only to the extent any such Participant is then vested in his or her Account, as determined in accordance Section 3.2.

8.5 Withholding. The Participant shall make appropriate arrangements with the Employer for satisfaction of any federal, state or local income tax withholding requirements, Social Security and other employment tax or other requirements applicable to the granting, crediting, vesting or payment of benefits under the Plan. If no arrangement is made or if such arrangement is insufficient in satisfying such applicable requirements, the Employer may provide, at its complete and sole discretion, for such withholding, tax, and other payments as may be required, including, without limitation, by the reduction of amounts otherwise payable to the Participant. If the Employer pays such amounts on behalf of the Participant or a Beneficiary, the Employer shall be entitled to recover such amounts on demand with interest at the Wall Street Journal Prime Rate compounded monthly.

8.6 Assumptions and Methodology. The Administrator shall establish the assumptions and methodology of calculation used in determining the present or future value of benefits, earnings, payments, fees, expenses or any other amounts required to be calculated under the terms of the Plan. Such assumptions and methodology shall be made available to Participants upon request and may be changed from time to time by the Administrator.

8.7 Adoption by Participating Company. The Administrator may authorize any subsidiary or affiliate within the Company’s controlled group (within the meaning of Code Section 414(b) or 414(c)) to adopt the Plan and become a Participating Company. Except to the extent a subsidiary or affiliate of the Company is specifically identified as a Participating Company in Section 1.20, in order to become a Participating Company, such entity shall deliver to the Administrator a corporate resolution evidencing adoption of the Plan by the Board of Directors of the Participating Company, subject to the consent and approval of the Administrator. Each Participating Company, by adopting the Plan, agrees to comply with any requirements of the Administrator with respect to administration of the Plan and authorizes the Administrator and/or the Company to act as its agent in all transactions in which the Administrator believes such agency will facilitate administration of the Plan, including, without limitation, amendment or termination of the Plan. A Participating Company may independently terminate its participation in the Plan under the same terms and conditions provided in Article 5.

8.8 Trust. The Employer shall be responsible for the payment of all benefits under the Plan. At its discretion, the Company may establish one or more grantor trusts for the purpose of providing for payment of benefits under the Plan. Such trust or trusts may be irrevocable, but the assets thereof shall be subject to the claims of the Employer’s creditors. Benefits paid to the Participant from any such trust or trusts shall be considered paid by the Employer for purposes of meeting the obligations of the Employer under the Plan.

Article IX—

Miscellaneous

9.1 Successors of the Employer. The rights and obligations of the Employer under the Plan shall inure to the benefit of, and shall be binding upon, the successors and assigns of the Employer.

9.2 Employment Not Guaranteed. Nothing contained in the Plan shall give any Participant the right to continued employment with the Employer or affect the right of the Employer to dismiss any Participant. The adoption and maintenance of the Plan will neither constitute a contract of employment between the Employer and any Participant nor constitute consideration for, or an inducement to or condition of, the employment or services of any Participant.

9.3 Gender, Singular and Plural. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, or neuter, as the identity of the person or persons may require. As the context may require, the singular may be read as the plural and the plural as the singular.

9.4 Captions. The captions of the articles, paragraphs and sections of the Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

9.5 Validity. If any provision of the Plan is deemed invalid, illegal, or unenforceable by appropriate authority under the law of any jurisdiction applicable to the Plan, the same shall not affect, in any respect whatsoever, the validity, legality, or enforceability of any other provision of the Plan, and the Plan shall continue, to the fullest extent permitted by law, as if such invalid, illegal, or unenforceable provision were omitted and/or modified by such appropriate authority so as to preserve its validity, legality, or enforceability, unless such omission or modification would substantially impair the rights or benefits under the Plan of any affected Participant or Beneficiary, the Company, the Employer, or the Administrator.

9.6 Waiver of Breach. The waiver by the Employer of any breach of any provision of the Plan shall not operate or be construed as a waiver of any subsequent breach by that Participant or any other Participant.

9.7 Notice. Any notice or filing required or permitted to be given to the Administrator, the Employer, the Participant or his or her Beneficiaries under the Plan shall be sufficient if in writing and either (a) hand-delivered, (b) sent by facsimile or other electronic media, as determined to be acceptable to the Administrator or the Employer, or (c) sent by a private delivery service, U.S. first-class, registered or certified mail, in the case of the Administrator or the Employer, to the principal office of the Company, directed to the attention of the Administrator, and in the case of the Participant or Beneficiary, to the last known address of such Participant or Beneficiary appearing on the employment records of the Employer. Notice to the Administrator or the Employer shall be deemed given as of the date of actual receipt by the Administrator. Notice to the Participant or Beneficiary shall be deemed given: if delivery is made by hand as of the date of hand delivery; if delivery is made by facsimile or other acceptable electronic media, as of the date documented by the transmitting party of successful transmission; if notice is provided by a private delivery service, as of the date documented by the private delivery service of successful delivery; or, if notice is provided by U.S. first-class, registered, or certified mail, as of the date shown on the postmark (including postmark on the receipt for registration or certification).

9.8 Inability to Locate Participant or Beneficiary. It is the responsibility of the Participant and, upon the death of the Participant, his or her Beneficiary to apprise the Administrator of any change in address of the Participant or Beneficiary. Neither the Administrator nor the Company is required to search for or locate any person entitled to benefits under the Plan. If the Administrator attempts to notify a person that he or she is entitled to benefits under the Plan, and such person fails to claim his or her benefits or make his or her whereabouts known to the Administrator within a reasonable period of time after the notification is sent to such person, the benefits payable to such person shall be forfeited; provided that such benefits shall be reinstated if the person entitled thereto subsequently makes a claim for the forfeited benefits.

9.9 Incompetence. If the Administrator determines in its complete and sole discretion that a benefit under the Plan is to be paid to a minor, a person declared legally incompetent or to a person incapable of handing the disposition of that person’s property, the Administrator may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Administrator may require proof of minority, incompetence, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant’s Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount.

9.10 Errors in Benefit Statement or Distributions. In the event an error is made in a benefit statement, such error shall be corrected on the next benefit statement following the date such error is discovered. In the event of an error in a distribution, the Participant’s Account shall, immediately upon the discovery of such error, be adjusted to reflect such under or over payment and, if possible, the next distribution shall be adjusted upward or downward to correct such prior error. If the remaining balance of a Participant’s Account is insufficient to cover an erroneous overpayment, the Company may, at its complete and sole discretion, offset other amounts payable to the Participant from the Employer (including, without limitation, salary, bonuses, expense reimbursements, severance benefits or other employee compensation benefit arrangements, as allowed by law) or bring an action or proceeding against the Participant or Beneficiary to recoup the amount of such overpayment(s).

9.11 ERISA Plan. The Plan is intended to be a plan that is not qualified within the meaning of Code Section 401(a) and that is unfunded and maintained primarily to provide deferred compensation benefits for a select group of “management or highly compensated employees” within the meaning of Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA and therefore to be exempt from Parts 2, 3 and 4 of Title I of ERISA. The Plan shall be administered and interpreted in a manner consistent with such intent.

9.12 Effect on Other Plans. The benefits provided for a Participant and the Participant’s Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program sponsored or maintained by the Employer. The Plan shall supplement and shall not supersede, modify, or amend any other such plan or program, except as may otherwise be expressly provided.

9.13 Applicable Law. The Plan shall be administered and construed in accordance with applicable federal laws and, to the extent not inconsistent therewith or preempted thereby, with the laws of the State of Illinois, determined without regard to the choice of law rules of any jurisdiction. Without limiting the generality and applicability of the foregoing and notwithstanding any provision in the Plan to the contrary, if and to the extent that the payment of any Plan benefits would otherwise violate the requirements of Code Section 409A, (a) such Plan benefits shall be paid under such other conditions determined by the Administrator that cause the payment of such benefits to comply with Code Section 409A and the Plan shall be construed and administered accordingly to achieve that objective, and (b) in the event of any inconsistency between the terms of the Plan and Code Section 409A, the terms of Code Section 409A shall prevail and govern.

9.14 Responsibility for Legal Effect. No representations or warranties, express or implied, are made by any Employer or the Administrator, and neither any Employer nor the Administrator assumes any responsibility concerning the legal, tax, or other implications or effects of the Plan.

EXHIBIT 10.86

NAVISTAR INTERNATIONAL CORPORATION

2004 PERFORMANCE INCENTIVE PLAN

(AMENDED AND RESTATED AS OF MAY 27, 2008)

SECTION I

ESTABLISHMENT OF THE PLAN

The Board of Directors of Navistar International Corporation approved the establishment of the Navistar International Corporation 2004 Performance Incentive Plan (“Plan”) on October 21, 2003, and approved by Stockholders at the Corporation’s annual meeting held on February 17, 2004. The Plan replaces the Navistar 1994 Performance Incentive Plan and the Navistar 1998 Supplemental Stock Plan, each of which terminated December 16, 2003 under the terms of the plans, and the Plan replaces and supersedes the Navistar 1988 Non-Employee Directors Stock Option Plan. The Plan was amended on December 14, 2004 and approved by Stockholders at the Corporation’s annual meeting held on March 23, 2005. The Plan was subsequently amended on December 13, 2005, April 16, 2007 and June 18, 2007. The Plan is hereby further amended and restated as of May 27, 2008.

SECTION II

PURPOSE OF THE PLAN

The purpose of the Plan is to enable the Corporation and its subsidiaries to attract and retain highly qualified Employees, Consultants, and Non-Employee Directors, and additionally to provide key Employees who hold positions of major responsibility the opportunity to earn incentive awards commensurate with the quality of individual performance, the achievement of performance goals and ultimately the increase in shareowner value.

SECTION III

DEFINITIONS

For the purposes of the Plan, the following words and phrases shall have the meanings described below in this Section III unless a different meaning is plainly required by the context.

(1) “Annual Incentive Award” means an award of cash determined by the Committee after the end of the Fiscal Year.

(2) “Award” means an award made under the Plan.

(3) “Award Agreement” means an agreement entered into by the Corporation and a Participant setting forth the terms and provisions applicable to an Award granted to a Participant.

(4) “Board of Directors” means the Board of Directors of Navistar International Corporation.

(5) “Change in Control” shall be deemed to have occurred if (i) any “person” or “group” (as such terms are used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934), other than employee or retiree benefit plans or trusts sponsored or established by the Corporation or International Truck and Engine Corporation, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation’s then outstanding securities, (ii) the following individuals cease for any reason to constitute more than three-fourths of the number of directors then serving on the Board of Directors of the Corporation: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Corporation) whose appointment or election by the Board or nomination for election by the Corporation’s stockholders was approved by the vote of at least two-thirds (2/3) of the directors then still in office or whose appointment, election or nomination was previously so approved or recommended; (iii) any dissolution or liquidation of the Corporation or International Truck and Engine Corporation or sale or disposition of all or substantially all (more than 50%) of the assets of the Corporation or of International Truck and Engine Corporation occurs; or (iv) as the result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets, proxy or consent solicitation, contested election or substantial stock accumulation (a “Control Transaction”), the members of the Board of Directors of the Corporation immediately prior to the first public announcement relating to such Control Transaction shall immediately thereafter, or with two (2) years, cease to constitute a majority of the Board of Directors of the Corporation.

Notwithstanding the foregoing, the sale or disposition of any or all of the assets or stock of Navistar Financial Corporation shall not be deemed a Change in Control.

(6) “Code” or “Internal Revenue Code” means the Internal Revenue Code of 1986, as amended from time to time.

(7) “Committee” means the Committee on Compensation and Governance of the Board of Directors.

(8) “Common Stock” means the common stock of the Corporation.

(9) “Consultant” means a person engaged under a written contract with the Corporation or any subsidiary of the Corporation that was executed by the Corporation’s Chief Executive Officer or Chief Financial Officer to provide consulting or advisory services (other than as an Employee or a Non-Employee Director) to such entity, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Corporation from offering or selling Common Stock to such person pursuant to the Plan in reliance on either the exemption from registration provided by Rule 701 under the Securities Act of 1933, as amended, or, if the Corporation is required to file reports pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, registration on a Form S-8 (Registration Statement Under the Securities Act of 1933).

(10) “Corporation” means Navistar International Corporation.

(11) “Employee” means a person regularly employed by the Corporation or any subsidiary of the Corporation, including its officers.

(12) “Exercise Price” means the amount for which one share of Common Stock may be purchased upon exercise of a Stock Option, as specified in the applicable Award Agreement.

(13) “Fair Market Value” means the average of the high and the low prices of a share of Common Stock on the Grant Date as set forth in the New York Stock Exchange—Composite Transactions listing published in the Midwest Edition of The Wall Street Journal or equivalent financial publication.

(14) “Fiscal Year” means the fiscal year of the Corporation.

(15) “Freestanding SAR” means any SAR that is granted independently of any Stock Option.

(16) “Grant Date” means, as determined by the Board or authorized Committee, (i) the date as of which the Board or such Committee approves an Award, or (ii) such other date as may be specified by the Board or such Committee. The Grant Date of a Stock Option will, unless the Committee expressly determines otherwise, be the business day on which the Committee approves the grant of such Stock Option.

(17) “Incentive Stock Option” means a right, as evidenced by an Award Agreement to purchase a certain number of shares of Common Stock at Fair Market Value for a period of no longer than ten (10) years from the date of grant which options are designed to meet the requirements set out under Section 422 of the Code.

(18) “Non-Employee Director” means as of the Grant Date of an Award an individual who is a director of the Corporation and is neither a Consultant nor an Employee of the Corporation or any of its subsidiaries.

(19) “Nonqualified Stock Option” means a right, as evidenced by an Award Agreement to purchase a certain number of shares of Common Stock at Fair Market Value for a period of not more than ten (10) years which options are stated not to be Incentive Stock Options under the Code.

(20) “Participant” means (a) an Employee selected by the Corporation for participation in the Plan, (b) with respect to Nonqualified Stock Options, SARs, Restricted Stock and Stock Units, a Consultant, and (c) with respect to Nonqualified Stock Options, Restricted Stock and Stock Units, a Non-Employee Director.

(21) “Performance-Based Exception” means the performance-based exception from the tax deductibility limitation imposed by Code Section 162(m) as set forth in Section 162(m)(4)(C).

(22) “Performance Measure” means the performance measurement provided by Section VI.

(23) “Performance Period” means the period during which performance goals must be met for purposes of the Performance Measure.

(24) “Plan” means the Navistar International Corporation 2004 Performance Incentive Plan as set forth herein and as it may be amended hereafter from time to time.

(25) “Qualified Retirement” means with respect to an Employee a termination from employment from the Corporation or any of its subsidiaries that occurs after the Employee attains age 55 and at the time of the termination the Employee has either: (i) 10 or more years of continuous service as a full-time Employee, or (ii) 10 or more years of service that would constitute credited service under the definition contained in the International Truck and Engine Corporation Retirement Plan for Salaried Employees (“RPSE”). Qualified Retirement for a Non-Employee Director means retirement under a retirement policy of the Board for Non-Employee Directors.

(26) “Restoration Stock Option” means a Nonqualified Stock Option granted pursuant to Section VII(7) and which is awarded upon the exercise of a Stock Option earlier awarded under the Plan or any other plan of the Corporation, including an earlier awarded Restoration Stock Option (an “Underlying Option”).

(27) “Restricted Stock” means a right to acquire one or more shares of Common Stock, as evidenced by an Award Agreement, that is restricted as to sale or transfer and, except as otherwise specified in Section XI(3), subject to a substantial risk of forfeiture.

(28) “Stock Appreciation Right” or “SAR” means an Award, granted either alone or in connection with a related Stock Option, pursuant to the terms of Section X of the Plan.

(29) “Stock Option” means either an Incentive Stock Option or a Nonqualified Stock Option.

(30) “Stock Units” mean units for Restricted Stock granted pursuant to Section XI.

(31) “Tandem SAR” means an SAR granted with respect to a share pursuant to Section X hereof in connection with a related Stock Option, under which: (a) the exercise of the SAR with respect to the share shall cancel the right to purchase such share under the related Stock Option, and (b) the purchase of the share under the related Stock Option shall cancel the right to exercise the SAR with respect to such share.

SECTION IV

ELIGIBILITY

Management will, from time to time, select and recommend to the Committee Employees who are to become Participants in the Plan. Such Employees will be selected from those who, in the opinion of management, have substantial responsibility in a managerial or professional capacity. Similarly, management will, from time to time, select and recommend to the Committee Consultants who are to become Participants in the Plan for the purpose of Nonqualified Stock Option Awards, SARs, Restricted Stock and Stock Units. Such Consultants will be selected from those who, in the opinion of management, have substantial responsibility in an advisory or professional capacity. Non-Employee Directors shall also be Participants in the Plan for the purpose of Nonqualified Stock Option Awards, Restricted Stock and Stock Units.

SECTION V

ANNUAL INCENTIVE AWARDS

(1) As soon as practical following the end of the Fiscal Year, the Committee will certify performance achieved against the performance criteria established at the beginning of the Fiscal Year. The performance criteria shall be determined in the discretion of the Committee considering all factors relevant to the management of the Corporation, provided that an Award under this Section that is intended to qualify for the Performance-Based Exception shall satisfy the Performance Measures and the requirements of Section 162(m) of the Internal Revenue Code.

(2) The Committee, in its sole discretion, may reduce or eliminate any Award otherwise earned based on an assessment of individual performance, but in no event may any such reduction result in an increase of the Award. The Committee shall determine the amount of any such reduction by taking into account such factors as it deems relevant including, without limitation: (a) performance against other financial or strategic objectives; (b) its subjective assessment of the Participant’s overall performance for the year; and (c) prevailing levels of total compensation among similar companies.

(3) Performance criteria for Annual Incentive Awards will not be increased or decreased within a Fiscal Year except for extraordinary circumstances approved by the Committee.

(4) Payment of an Annual Incentive Award will be made in cash to the Participant as soon as practicable after an Annual Incentive Award determination has been made by the Committee. A Participant who is not an Employee at the end of a Fiscal Year will not be entitled to an Award for that Fiscal Year unless the Committee determines otherwise.

(5) The Committee may permit the deferral of any Award and may permit payment on deferrals to be made subject to rules and procedures it may establish; provided that in the case of any Nonqualified Stock Option, the Committee may permit a feature that provides for the deferral of compensation, including, but not limited to, a feature that allows a holder of a Nonqualified Stock Option to elect deferred delivery of profit shares, only with respect to any Nonqualified Stock Option that was earned and vested on December 31, 2004, determined pursuant to and in accordance with Code Section 409A, as defined in Section XXII. These rules may include provisions crediting interest on deferred cash accounts.

(6) The Committee shall set the performance criteria for each year’s Annual Incentive Awards no later than the first 90 days of the Fiscal Year.

(7) It shall be presumed unless the Committee determines to the contrary, that all Awards to Employees under this Section are intended to qualify for Performance-Based Exception. If the Committee does not intend an Award to qualify for the Performance-Based Exception the Committee shall reflect its intent in its records in such manner as the Committee determines to be appropriate. For the purpose of complying with the Performance-Based Exception rules of Section 162(m) of the Internal Revenue Code, the maximum Award under this Section of the Plan to any one Employee during any one Fiscal Year shall not exceed $4,000,000.

SECTION VI

PERFORMANCE MEASUREMENT

(1) Unless and until the Corporation’s stockholders approve a change in the general Performance Measures set forth in this Section VI, the attainment of which may determine the degree of payout and/or vesting with respect to Awards that are designed to qualify for the Performance-Based Exception, the Performance Measures to be used for purposes of such Awards may be measured at the Corporation level, at a subsidiary level, or at an operating unit level and shall be chosen from among: (a) income measures (including, but not limited to, gross profits, operation income, earnings before or after taxes, earnings per share, cost reductions); (b) return measures (including, but not limited to, return on assets, capital, investment, equity, or sales); (c) cash flow, cash flow return on investments, which equals net cash flows divided by owners equity; (d) gross revenues from operations; (e) total revenue; (f) cash value added; (g) economic value added; (h) share price (including, but not limited to, growth measures and total shareholder return); (i) sales growth; (j) market share; (k) the achievement of certain quantitatively and objectively determinable non-financial performance measures (including, but not limited to, growth strategies, strategic initiatives, product development, product quality, corporate development, and leadership development); and (l) any combination of, or a specified increase in, any of the foregoing.

(2) The Committee shall set the Performance Measures for each year’s Annual Incentive Awards no later than the first 90 days of the Fiscal Year.

(3) The Committee shall have the discretion to adjust the determination of the degree of attainment of the preestablished goals; provided that the Awards that are designated to qualify for Performance-Based Exception may not be adjusted upward (although the Committee shall retain the discretion to adjust such Awards downward). In no event shall the Performance Period for any performance-based equity Award be less than one year.

(4) In the case of any Award that is granted subject to the condition that a specific Performance Measure be achieved, no payment under such Award shall be made prior to the time the Committee certifies in writing that that the Performance Measure has been achieved. For this purpose, approved minutes of the Committee meeting at which the certification is made shall be treated as a written certification. No such certification is required, however, in the case of an Award that is based solely on an increase in the value of a share of Common Stock from the date the Award is made.

SECTION VII

STOCK OPTIONS FOR EMPLOYEES AND CONSULTANTS

(1) The Committee may grant Nonqualified Stock Options or Incentive Stock Options or a combination of both to Employee Participants in the amount and at the time that the Committee approves. The Committee may grant Nonqualified Stock Options to Consultant Participants in the amount and at the time that the Committee approves. In order to provide a limitation on the number of shares as provided for in Section 162(m) of the Internal Revenue Code and the regulations thereunder, Stock Option grants shall be limited to a maximum of 1,000,000 shares per year for any Employee Participant.

(2) The Committee will document the terms of the Stock Option in an Award Agreement to include the Grant Date and Exercise Price, as well as any other terms that it may desire. The Exercise Price under a Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the Grant Date. Subject to adjustment pursuant to Section XII, the Exercise Price of outstanding Options fixed by the Committee shall not be modified.

(3) Unless otherwise determined by the Committee, a Stock Option granted under the Plan will become exercisable in whole or in part after the commencement of the second year of the term of the Stock Option to the extent of one third of the shares, to the extent of one third of the shares after commencement of the third year, and to the extent of one third of the shares after commencement of the fourth year.

(4) A Stock Option granted under the Plan will be exercisable during such period as the Committee may determine, and will be subject to earlier termination as hereinafter provided. In no event, however, may a Stock Option governed by the Plan be exercised after the expiration of its term. Except as provided herein, no Stock Option granted under this Section of the Plan to an Employee or Consultant may be exercised at any time unless the Participant who holds the Stock Option is then an Employee or Consultant, respectively. The option can be exercised in whole or in part through (i) cashless exercise, (ii) the Corporation withholding from the shares of Common Stock otherwise issuable upon exercise of the Stock Option a number of shares of Common Stock having a fair market value equal, as of the date of exercise, to the Exercise Price of the Stock Option multiplied by the number of shares of Common Stock in respect of which the Stock Option shall have been exercised (“Net-Exercise”), or (iii) other arrangements through agents, including stockbrokers, under arrangements established by the Corporation by paying the amounts required by instructions issued by the Secretary of the Corporation for the exercise of the Stock Options. If an exercise is not covered by instructions issued by the Corporate Secretary, the purchase price is to be paid in full to the Corporation upon the exercise of a Stock Option either (I) by cash including a personal check made payable to the Corporation, (II) by delivering at fair market value on the date of exercise unrestricted Common Stock already owned by the Participant, or (III) by any combination of cash and unrestricted Common Stock, and in either case, by payment to the Corporation of any withholding tax. In no event may successive simultaneous pyramiding be used to exercise a Stock Option. Shares which otherwise would be delivered to the holder of a Stock Option may be delivered, at the election of the holder, to the Corporation in payment of federal, state and/or local withholding taxes payable in connection with an exercise.

(5) The Participant who holds a Stock Option will have none of the rights of a shareowner with respect to the shares subject to a Stock Option until such shares are issued upon the exercise of a Stock Option.

(6) Neither the Corporation nor any subsidiary may directly or indirectly lend money to any Participant for the purpose of assisting the individual to acquire shares of Common Stock issued upon the exercise of Stock Options granted under the Plan.

(7) Provisions for Restoration Stock Options may be contained in the terms of options granted under the Plan. Restoration Stock Options may be granted under the Plan pursuant to the following terms: (a) Restoration Stock Options may be granted if the Participant elects to make a restoration option exercise of an Underlying Option, pays the exercise price by transferring to the Corporation Common Stock of the Corporation held by the Participant, and pays the withholding tax by transferring Common Stock or cash. The number of Restoration Stock Options that will be granted is equal to the number of shares used to pay the exercise price and the number of shares with value equal to the tax liability; (b) The Restoration Stock Options will have a term equal to the remaining term of the Underlying Option, will have an Exercise Price equal to the Fair Market Value of the stock on the date of grant of the Restoration Option, and will become exercisable in six months after grant (or, if sooner, one month before the end of the term of the Underlying Option), and otherwise will have the same general terms and conditions of Nonqualified Stock Options granted by the Corporation; (c) The shares that represent the difference between the Exercise Price of the Underlying Option and the value of the shares on the date of exercise, less withholding taxes, generally cannot be transferred for a period of three (3) years; and (d) To the extent permitted by the Committee under Section V(5), at the election of the Participant delivery of the shares may be deferred.

(8) In the event of the termination of the employment of an Employee who holds an outstanding Stock Option, other than by reason of death, total and permanent disability or a Qualified Retirement, the Employee may (unless the Stock Option shall have been previously terminated) exercise the Stock Option at any time within three (3) months after such termination, but not after the expiration of the term of the grant, to the extent of the number of shares which were exercisable at the date of the termination of employment. In the event of termination of service as a Consultant who holds an outstanding Stock Option, other than by reason of death or total and permanent disability, the Consultant may (unless the Stock Option shall have been previously terminated) exercise the Stock Option at any time within three (3) months after such termination, but not after the expiration of the term of the grant, to the extent of the number of shares which were exercisable at the date of the termination of service. Stock Options granted under this Section of the Plan to an Employee will not be affected by any change of employment so long as the Participant continues to be an Employee. Provided, however, if the Participant is terminated for cause as defined in the International Truck and Engine Corporation Income Protection Plan, or if the Participant is covered by a different severance plan or agreement, then as defined in such plan or agreement, the three-month period provided by this subsection shall not apply and the Stock Option shall cease to be exercisable and shall lapse as of the effective date of the termination of the Employee.

(9) Except as provided in Section VII(12), in the event of a Qualified Retirement an Employee who holds an outstanding Stock Option may exercise the Stock Option to the extent the option is exercisable or becomes exercisable under its terms, at any time during the term of the option grant.

(10) In the event of a total and permanent disability, as defined by the Corporation’s long term disability programs, an Employee or Consultant who holds an outstanding Stock Option may exercise the Stock Option, to the extent the Stock Option is exercisable or becomes exercisable under its terms, at any time within three (3) years after such termination or, if later, the date on which the option becomes exercisable with respect to such shares, but not after the expiration of the term of the option grant.

(11) In the event of the death of an Employee or Consultant who holds an outstanding Stock Option, the Stock Option may be exercised by a legatee, or by the personal representatives or distributees, at any time within a period of two (2) years after death, but not after the expiration of the term of the grant. If death occurs while employed by the Corporation or a subsidiary or performing services as a Consultant, or after a Qualified Retirement, or during the three-year period specified in Section VII(10), Stock Options may be exercised to the extent of the remaining shares covered by Stock Options whether or not such shares were exercisable at the date of death. If death occurs during the three-month period specified in Section VII(8), Stock Options may be exercised to the extent of the number of shares that were exercisable at the date of death.

(12) Notwithstanding the other provisions of Sections VII(9) or VII(11), no Stock Option which is not exercisable at the time of a Qualified Retirement shall become exercisable after such Qualified Retirement if, without the written consent of the Corporation, a Participant engages in a business, whether as owner, partner, officer, employee, or otherwise, which is in competition with the Corporation or one of its affiliates, and if the Participant’s participation in such business is deemed by the Corporation to be detrimental to the best interests of the Corporation. The determination as to whether such business is in competition with the Corporation or any of its affiliates, and whether such participation by such person is detrimental to the best interests of the Corporation, shall be made by the Corporation in its absolute discretion, and the decision of the Corporation with respect thereto, including its determination as to when the participation in such competitive business commenced, shall be conclusive.

(13) Notwithstanding any provision of the Plan to the contrary, (a) the exercise of a Stock Option granted under the Plan at any time on or after April 16, 2007 shall be settled solely in shares of Common Stock, and under no circumstances whatsoever shall a Stock Option be exercisable with respect to any period during which the exercise of such Stock Option would violate Applicable Law, as defined in Section XXII, and (b) in accordance with both the terms of the Prospectus for the Plan and the power and authority reserved to the Committee under Section XIII, and to the fullest extent permitted under Applicable Law, as defined in Section XXII, the exercise of a Stock Option granted under the Plan at any time before April 16, 2007 shall be settled solely in shares of Common Stock, and under no circumstances whatsoever shall a Stock Option be exercisable with respect to any period during which the exercise of such Stock Option would violate Applicable Law, as defined in Section XXII.

SECTION VIII

STOCK OPTIONS NON-EMPLOYEE DIRECTORS

(1) The Committee may grant Nonqualified Stock Options to Non-Employee Directors.

(2) The Committee will document the terms of the Stock Option to include the Grant Date and Exercise Price, as well as any other terms that it may desire. The Exercise Price under a Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the Grant Date. Subject to adjustment pursuant to Section XII, the Exercise Price of outstanding Stock Options fixed by the Committee shall not be modified.

(3) Unless otherwise determined by the Committee, a Stock Option granted under this Section of the Plan will become exercisable in whole or in part after the commencement of the second year of the term of the Stock Option to the extent of one third of the shares, to the extent of one third of the shares after commencement of the third year, and to the extent of one third of the shares after commencement of the fourth year.

(4) A Stock Option granted this Section of the Plan will be exercisable during such period as the Committee may determine, and will be subject to earlier termination as hereinafter provided. In no event, however, may a Stock Option governed by the Plan be exercised after the expiration of its term.

(5) Except as provided herein, no Stock Option granted under this Section of the Plan may be exercised at any time unless the Participant who holds the Stock Option is then a Non-Employee Director.

(6) A Stock Option granted under this Section of the Plan can be exercised in whole or in part through cashless exercise, Net-Exercise, as defined in Section VII(4), or other arrangements through agents, including stockbrokers, under arrangements established by the Corporation by paying the amounts required by instructions issued by the Secretary of the Corporation for the exercise of the options. If an exercise is not covered by instructions issued by the Corporate Secretary, the purchase price is to be paid in full to the Corporation upon the exercise of a Stock Option either (i) by cash including a personal check made payable to the Corporation; (ii) by delivering at fair market value on the date of exercise unrestricted Common Stock already owned by the Participant, or (iii) by any combination of cash and unrestricted Common Stock, and in either case, by payment to the Corporation of any withholding tax. In no event may successive simultaneous pyramiding be used to exercise a Stock Option. Shares which otherwise would be delivered to the holder of a Stock Option may be delivered, at the election of the holder, to the Corporation in payment of federal, state and/or local withholding taxes payable in connection with an exercise.

(7) The Non-Employee Director who holds a Stock Option will have none of the rights of a shareowner with respect to the shares subject to a Stock Option until such shares are issued upon the exercise of a Stock Option.

(8) Neither the Corporation nor any subsidiary may directly or indirectly lend money to any Non-Employee Director for the purpose of assisting the individual to acquire shares of Common Stock issued upon the exercise of Stock Options granted under the Plan.

(9) In the event of the termination of service as a Non-Employee Director, other than by reason of death, total and permanent disability or a Qualified Retirement, a Non-Employee Director who holds an outstanding Stock Option may (unless the Stock Option shall have been previously terminated) exercise the Stock Option at any time within three (3) months after such termination, but not after the expiration of the term of the grant, to the extent of the number of shares which were exercisable at the date of the termination of service.

(10) Except as provided in Section VII(13), in the event of Qualified Retirement a Non-Employee Director who holds an outstanding Stock Option may exercise the Stock Option to the extent the Stock Option is exercisable or becomes exercisable under its terms, at any time during the term of the option grant.

(11) In the event of a total and permanent disability, as determined by the Committee, a Non-Employee Director who holds an outstanding Stock Option may exercise the Stock Option, to the extent the option is exercisable or becomes exercisable under its terms, at any time within three (3) years after such termination or, if later, the date on which the Stock Option becomes exercisable with respect to such shares, but not after the expiration of the term of the option grant.

(12) In the event of the death of a Non-Employee Director who holds an outstanding Stock Option, the Stock Option may be exercised by a legatee, or by the personal representatives or distributees, at any time within a period of two (2) years after death, but not after the expiration of the term of the grant. If death occurs while the Participant is serving as a Non-Employee Director, or after a Qualified Retirement, or during the three-year period specified in Section VIII(11), Stock Options may be exercised to the extent of the remaining shares covered by the Stock Options whether or not such shares were exercisable at the date of death. If death occurs during the three-month period specified in Section VIII(9), Stock Options may be exercised to the extent of the number of shares that were exercisable at the date of death.

(13) Notwithstanding the other provisions of Sections VIII(10) or VIII(12), no option which is not exercisable at the time of a Qualified Retirement shall become exercisable after such Qualified Retirement if, without the written consent of the Corporation, a Non-Employee Director engages in a business, whether as owner, partner, officer, employee, or otherwise, or serves as a director for such business, which is in competition with the Corporation or one of its affiliates, and if the Non-Employee Director’s participation in such business is deemed by the Corporation to be detrimental to the best interests of the Corporation. The determination as to whether such business is in competition with the Corporation or any of its affiliates, and whether such participation by such person is detrimental to the best interests of the Corporation, shall be made by the Corporation in its absolute discretion, and the decision of the Corporation with respect thereto, including its determination as to when the participation in such competitive business commenced, shall be conclusive.

SECTION IX

PROHIBITION ON REPRICING AND DISCOUNTED OPTIONS

Notwithstanding any other provision in the Plan, no Stock Option issued under the Plan may be amended or modified in any way that changes the Exercise Price of the Stock Option, and no Stock Option may be issued with an Exercise Price that is less than the Fair Market Value of one share of Common Stock on the Grant Date of the Stock Option or in any other way discounted. This provision shall not limit any adjustments provided by Section XII relating to adjustments upon changes in capitalization.

SECTION X

STOCK APPRECIATION RIGHTS AND OTHER AWARDS

(1) Subject to the terms of the Plan, the Committee may grant any types of Awards other than Stock Options provided for in Sections VII and VIII, and Restricted Stock provided for in Section XI, including but not limited to SARs. The Committee shall determine the terms and conditions of such Awards.

(2) The Committee may, subject to the terms of the Plan, grant SARs to Employee and Consultant Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination thereof. The Committee shall have complete discretion in determining the number of SARs, subject to the terms of the Plan, and to determine the terms of the SARs. The grant price of a Freestanding SAR shall equal the Fair Market Value of one share of Common Stock on the Grant Date. The Exercise Price of Tandem SARs shall equal the Exercise Price of the related Stock Option.

(3) Tandem SARs may be exercised for all or part of the shares subject to the related Stock Option upon the surrender of the right to exercise the equivalent portion of the related Stock Option. A related Stock Option is then exercisable.

(4) Notwithstanding any other provision of the Plan to the contrary, with respect to a Tandem SAR granted in connection with an Incentive Stock Option: (a) The Tandem SAR shall expire no later than the expiration than the expiration of the Incentive Stock Option; (b) The value of the payout with respect to the Tandem SAR shall not exceed the excess of the fair market value of the shares subject to Incentive Stock Option at the time the Tandem SAR is exercised over the Exercise Price under the Incentive Stock Option; and (c) The Tandem SAR may be exercised only when the fair market value on the date of exercise of the shares subject to the Incentive Stock Option exceed the Exercise Price of the Incentive Stock Option.

(5) Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its discretion, impose upon them, subject, however, to the terms of the Plan.

(6) The term of SARs shall be determined by the Committee, in its discretion; provided that such term shall not exceed 10 years.

(7) Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Corporation in an amount determined by multiplying: (a) the excess of fair market value of one share of Common Stock on the date of exercise over the Exercise Price, by (b) the number of shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment upon exercise of a SAR may be in cash, in share equivalent fair market value, or in a combination thereof.

(8) It shall be presumed unless the Company determines to the contrary, that all awards to Employees under this Section are intended to qualify for Performance-Based Exception. If the Committee does not intend an Award to an Employee to qualify for the Performance-Based Exception the Committee shall reflect its intent in its records in such manner as the Committee determines to be appropriate. For the purpose of complying with the Performance-Based Exception rule of Section 162(m) of the Internal Revenue Code, the number of SARs that can be granted to any one Employee in any Fiscal Year shall not exceed 1,000,000 shares, less the number of stock options grant to such Employee during the year. Any Award the value of which is not solely dependent on value of the stock on which the award is based shall not exceed $4,000,000 for any Employee for the year.

SECTION XI

RESTRICTED STOCK

(1) Restricted Stock, or Stock Units, may be granted during a Fiscal Year or at any time thereafter. Awards under the Plan may be granted in the form of Restricted Stock, in the form of Stock Units, or in any combination of both. Restricted Stock or Stock Units may also be awarded in combination with Stock Options, and such an Award may provide that the Restricted Shares or Stock Units will be forfeited in the event that the terms of the Award Agreement are not fulfilled.

(2) Awards of Restricted Stock or Stock Units may be made under the Plan to Participants for meeting the stock ownership requirements as described in the Navistar Executive Stock Ownership Program, as may be amended from time to time by the Board of Directors, in their sole discretion, or for any other purpose.

(3) Each Award of Restricted Stock or Stock Units shall become vested, in full or in installments, upon satisfaction of the conditions specified in the Award Agreement. In no event will an Award of Restricted Stock or Stock Units granted under the Plan vest in full prior to the commencement of the third year anniversary of the Grant Date, except that any Award (or portion thereof) of Restricted Stock or Restricted Stock Units granted under the Plan representing a Non-Employee Director’s first quarterly retainer shall be immediately vested upon the Grant Date.

(4) The Participant will be entitled to all dividends paid with respect to all Restricted Stock awarded under the Plan during the period of restriction and will not be required to return any such dividends to the Corporation in the event of the forfeiture of the Restricted Stock. The Participant also will be entitled to vote Restricted Stock during the period of restriction.

(5) All Restricted Stock certificates awarded under the Plan are to be delivered to the Participant with an appropriate legend imprinted on the certificate.

(6) In the event a Participant dies while employed by the Corporation or a subsidiary, performing services as a Consultant, or serving as a Non-Employee-Director of the Corporation, or following a Qualified Retirement or total or permanent disability, the Restricted Stock or Stock Units will vest as of the date of death and all restrictions shall lapse and the Restricted Stock or Stock Units will be immediately transferable to the named beneficiary or to the Participant’s estate. Any Restricted Stock or Stock Units that becomes payable after the Participant’s death shall be distributed to the Participant’s beneficiary or beneficiaries. A beneficiary designation may be changed by filing the prescribed form with the Secretary of the Corporation at any time before the Participant’s death. If no beneficiary was designated or if no designated beneficiary survives the Participant, then any Restricted Stock or Stock Units that becomes payable after the Participant’s death shall be distributed to the Participant’s estate.

(7) In the event a Participant who holds unvested Restricted Stock or Stock Units, terminates employment or service as a Non-Employee Director with the Corporation by reason of Qualified Retirement or total and permanent disability, the Restricted Stock or Stock Units will continue to vest according to the terms of the Restricted Stock. In the event a Participant who holds unvested Restricted Stock or Stock Units, terminates service as a Consultant by reason of total and permanent disability, the Restricted Stock or Stock Units will continue to vest according to the terms of the Restricted Stock.

(8) In the event a Participant otherwise terminates employment or service as a Consultant or Non-Employee Director, any Restricted Stock or Stock Units that is not vested forfeits to the Corporation.

(9) Its shall be presumed unless the Committee determines to the contrary, that all awards to Employees under this Section of the Plan are intended to qualify for Performance-Based Exception. If the Committee does not intend an Award to an Employee to qualify for the Performance-Based Exception the Committee shall reflect its intent in its records in such manner as the Committee determines to be appropriate. For the purpose of complying with the Performance-Based Exception rules of Section 162(m) of the Internal Revenue Code, the maximum Award under this Section of the Plan to any one Employee during any one Fiscal Year shall not exceed 1,000,000 shares.

SECTION XII

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

Notwithstanding any other provision of the Plan, the Award Agreements may contain such provisions as the Committee determines to be appropriate for the adjustment of the number and class of shares, subject to each outstanding Stock Option or SAR, the exercise prices in the event of changes in, or distributions with respect to, the outstanding Common Stock by reason of stock dividends, recapitalizations, mergers, consolidations, split-ups, combinations or exchanges of shares, spinoffs and the like, and, in the event of any such changes in, or distribution with respect to, the outstanding Common Stock, the aggregate number and class of shares available under the Plan and the limits applicable to Awards under the Plan, in each case, shall be appropriately adjusted by the Committee, whose determination shall be conclusive.

SECTION XIII

ADMINISTRATION OF THE PLAN

Full power and authority to construe, interpret and administer the Plan is vested in the Committee. Decisions of the Committee will be final, conclusive and binding upon all parties, including the Corporation, shareowners, Employee, Consultants, and Non-Employee Directors. The foregoing will include, but will not be limited to, all determinations by the Committee as to (a) the approval of Employees, Consultants, and Non-Employee Directors for participation in the Plan, (b) the amount of the Awards, (c) the performance levels at which different percentages of the Awards would be earned and all subsequent adjustments to such levels and (d) the determination of all Awards. Any person who accepts any Award hereunder agrees to accept as final, conclusive and binding all determinations of the Committee. The Committee will have the right, in the case of Employees or Consultants who are employed or engaged to perform services, respectively, outside the United States, or Non-Employee Directors not resident in the United States, to vary from the provision of the Plan to the extent the Committee deems appropriate in order to preserve the incentive features of the Plan.

SECTION XIV

NON-ASSIGNMENT

Awards under the Plan may not be assigned or alienated. In case of a Participant’s death, the amounts distributable to the deceased Participant under the Plan with respect to which a designation of beneficiary has been made (to the extent it is valid and enforceable under applicable law) shall be distributed in accordance with the Plan to the designated beneficiary or beneficiaries. The amount distributable to a Participant upon death and not subject to such a designation shall be distributed to the Participant’s estate. If there is any question as to the right of any beneficiary to receive a distribution under the Plan, the amount in question may be paid to the estate of the Participant, in which event the Corporation will have no further liability to anyone with respect to such amount.

SECTION XV

WITHHOLDING TAXES

A Participant may elect, subject to the provisions of the applicable Sections of the Plan and the terms of the Award, to pay any withholding tax due in connection with the exercise of any Stock Option or SAR or upon the vesting of Restricted Stock or the settlement of any other Award either (i) by cash including a personal check made payable to the Corporation or (ii) by delivering at fair market value, on the date that the amount of tax to be withheld is determined, unrestricted Common Stock already owned by the Participant, or (iii) by any combination of cash or unrestricted Common Stock. In addition, the Committee may permit, in the Award Agreement or otherwise, that in the event that a Participant is required to pay to the Corporation any amount to be withheld in connection with the exercise, vesting or settlement of an Award denominated in shares, the Participant may satisfy such obligation (in whole or in part) by electing to have the Corporation withhold a portion of the shares of Common Stock otherwise to be issued upon exercise, vesting or settlement of such Award equal in value to the minimum amount required to be withheld. The value of the shares to be withheld shall be the fair market value on the date that the amount of tax to be withheld is determined.

SECTION XVI

RIGHTS OF PARTICIPANT

To the extent that any Participant, beneficiary or estate acquires a right to receive payments or distributions under the Plan, such right will be no greater than the right of a general unsecured creditor of the Corporation. All payments and distributions to be made hereunder will be paid from the general assets of the Corporation. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create any contracted right or trust of any kind or fiduciary relationship between the Corporation and any Participant, beneficiary or estate.

SECTION XVII

MODIFICATION, AMENDMENT OR TERMINATION

The Committee may modify, amend, or terminate the Plan at any time, provided that, unless the requisite approval of stockholders is obtained, no amendment shall be made to the Plan if such amendment would (i) increase the number of shares of Common Stock available for issuance under the Plan or increase the limits applicable to Awards under the Plan, in each case, except as provided in Section XII; (ii) lower the Exercise Price of the Stock Option or SAR grant value below 100% of the Fair Market Value of one share of Common Stock on the Grant Date, except as provided in Section XII; (iii) remove the repricing restriction set forth in Section IX; or (iv) require stockholder approval as a matter of law or under rules of the New York Stock Exchange. No Plan amendment shall, without the affected Participant’s consent, terminate or adversely affect any right or obligation under any Stock Option or other Award previously granted under the Plan. Without limiting the generality of the preceding sentence, in no event shall the Plan or any Award Agreement be amended to eliminate or otherwise adversely affect the election rights provided to a Participant pursuant to Section XX of the Plan without the written consent of the affected Participant.

SECTION XVIII

RESERVATION OF SHARES

(1) The total number of shares of Common Stock reserved and available for delivery pursuant to this Plan is 3,250,000 shares of Common Stock. The number of shares authorized and available shall be increased by shares of Common Stock subject to an option or award under this Plan or any other plan, including the Navistar 1994 Performance Incentive Plan, the Navistar 1998 Supplemental Stock Plan, or the 1998 Non-Employee Director Stock Option Plan, that is cancelled, expired, forfeited, settled in cash or otherwise terminated without a delivery of shares to the Participant of the plan, including shares used to pay the option exercise price of an option issued under the Plan or any other plan or to pay taxes with respect to such an option.

(2) In order to provide a limitation on the number of shares that may be issued as Incentive Stock Options as provided by the Code, no more than 1,000,000 shares of Common Stock, or if less the number of shares that may be issued under the Plan, shall be granted as Incentive Stock Options in any calendar year. Such shares may be in whole or in part, as the Board of Directors shall from time to time determine, authorized and unissued shares of Common Stock or issued shares of Common Stock which shall have been reacquired by the Corporation.

(3) In order to provide a limitation on the number of shares that may be issued as Restricted Stock, Stock Units, SARs, and Awards other than Stock Options, no more than 1,000,000 shares of Common Stock that may be issued under the Plan shall be granted as Restricted Stock, Stock Units, SARs, or Awards other than Stock Options.

SECTION XIX

RIGHTS OF EMPLOYEES

Status as an Employee shall not be construed as a commitment that any one or more Awards will be made under this Plan to an Employee or to Employees generally. Status as a Participant shall not entitle the Participant to any additional future Awards. Nothing in the Plan will confer on any Employee or Participant any right to continue in the employ of the Corporation or any of its subsidiaries or interfere with or prevent in any way the right of the Corporation or any of its subsidiaries to terminate an Employee or Participant’s employment at any time for any reason.

SECTION XX

CHANGE IN CONTROL

Notwithstanding any provision contained herein to the contrary, in the event of a Change in Control, all awarded Restricted Stock and Stock Units will immediately be free of all restrictions and performance contingencies and will be deemed fully earned and not subject to forfeiture and all outstanding Stock Options governed by the Plan will be immediately exercisable and shall continue to be exercisable for a period of three (3) years from the date of the Change in Control regardless of the original term or employment status, except that the term of any Incentive Stock Option shall not be extended beyond ten (10) years from the date of grant. Notwithstanding any provision of the Plan to the contrary, in the event of a Change in Control, each Participant may elect, in a form and manner determined by the Corporation, that any Stock Option held by the Participant at the time of the Change in Control whose exercise in accordance with the terms of the Plan is prohibited at the time of the Change in Control by reason of the application of Federal or state securities laws shall be canceled effective as of the Change in Control in exchange for a cash payment from the Corporation equal to (i) (a) the excess (if any) of the value per share of Common Stock provided to stockholders of the Corporation generally in connection with the Change in Control (or, if none, the fair market value of a share of Common Stock on the date of the Change in Control or, if not a trading day, on the last trading day preceding the date of the Change in Control) over the Exercise Price under the Stock Option multiplied by (b) the number of shares of Common Stock subject to the Stock Option, less (ii) the statutory minimum withholding tax that may be due by reason of such payment, provided that this election will apply in respect of an Incentive Stock Option outstanding as of June 18, 2007 only if the holder of the Incentive Stock Option consents, during a period of less than 30 days following June 18, 2007, to its application to the Incentive Stock Option.

SECTION XXI

LIMITATION OF ACTIONS

Every right of action by or on behalf of the Corporation or any shareowner against any past, present or future member of the Board of Directors, officer or Employee arising out of or in connection with the Plan will, irrespective of the place where action may be brought and irrespective of the place of residence of any such director, officer or Employee, cease and be barred by the expiration of three (3) years from whichever is the later of (a) the date of the act or omission in respect of which such right of action arises or (b) the first date upon which there has been made generally available to shareowners an annual report of the Corporation and a proxy statement for the annual meeting of shareowners following the issuance of such annual report, which annual report and proxy statement alone or together set forth, for the related period, the aggregate amount of Awards under the Plan during such period; and any and all right of action by an Employee, Consultant, or Non-Employee Director (past, present or future) against the Corporation arising out of or in connection with the Plan shall, irrespective of the place where action may be brought, cease and be barred by the expiration of three (3) years from the date of the act or omission in respect of which such right of action arises.

SECTION XXII

GOVERNING LAW

The Plan will be governed by and construed in accordance with applicable Federal laws and, to the extent not inconsistent therewith or pre-empted thereby, with the laws of the State of Delaware (without regard to the conflicts of laws provisions of that State or any other jurisdiction), including applicable regulations, rules, and such other applicable authorities thereunder (“Applicable Law”). Accordingly, for the avoidance of doubt, the receipt, exercise, issuance, and disposition, as appropriate, of any Award, Common Stock, Stock Option, or other incentive or award under the Plan is expressly conditioned upon and subject to any and all limitations, restrictions, prohibitions, or such other conditions imposed by Applicable Law, including, but not limited to, applicable Federal and state securities law. Without limiting the generality and applicability of the foregoing and notwithstanding any provision of the Plan to the contrary, if and to the extent any amounts payable or benefits provided under this Plan are subject to, and would otherwise violate, the requirements of Section 409A of the Internal Revenue Code, including applicable regulations, rules, and such other applicable authorities thereunder (“Code Section 409A”), such amounts or benefits shall be paid or provided under such other conditions, determined by the Committee in its sole discretion, that cause the provision of such amounts or benefits to comply with, or not to be subject to, Code Section 409A and this Plan shall be construed and administered accordingly to achieve that objective.

SECTION XXIII

EFFECTIVE DATE

The effective date of the Plan shall be February 17, 2004 (the “Effective Date”), subject to approval by the stockholders at the Corporation’s Annual Meeting to be held on February 17, 2004, or any adjournment thereof. The Plan shall continue in effect for ten (10) years from the Effective Date, expiring February 16, 2014. No Awards may be granted under the Plan subsequent to February 16, 2014, but Awards theretofore granted may extend beyond that date in accordance with their terms.

EXHIBIT 10.87

NAVISTAR INTERNATIONAL CORPORATION

INCENTIVE STOCK OPTION AWARD AGREEMENT

NAVISTAR INTERNATIONAL CORPORATION

2004 PERFORMANCE INCENTIVE PLAN

OPTIONEE:

ADDRESS:

SOCIAL SECURITY NUMBER:

NUMBER OF SHARES:

EXERCISE PRICE PER SHARE:

DATE OF GRANT:

NUMBER OF SHARES:	EXERCISABLE ON OR AFTER [one year]
NUMBER OF SHARES:	EXERCISABLE ON OR AFTER [after two years]
NUMBER OF SHARES:	EXERCISABLE ON OR AFTER [three years]

EXPIRATION DATE: [ten years]

This is an award agreement (the “Award Agreement”) between Navistar International Corporation, a Delaware corporation (the “Corporation”), and the individual named above (the “Employee” or “Optionee”). The Corporation hereby grants to the Optionee the right and option (this “Option”) to purchase all or any part of an aggregate of the above-stated number of shares of Common Stock of the Corporation on the terms and conditions contained in the Corporation’s 2004 Performance Incentive Plan approved by the shareholders February 17, 2004, as amended from time to time (the “Plan”) and, further subject to the Incentive Stock Option Agreement Supplement which is attached hereto.

Subject to the terms and conditions of this Award Agreement, this Option is exercisable on or after the date set forth above; provided, however, that this Option shall expire on the Expiration Date set forth above and must be exercised, if at all, on or before the Expiration Date.

The Corporation and the Optionee hereby agree to the terms and conditions of this Award Agreement and have executed it as of the Date of Grant set forth above.

NAVISTAR INTERNATIONAL CORPORATION

By:
Daniel C. Ustian
Chairman, President and Chief
Executive Officer

Attest:

Curt A. Kramer
Corporate Secretary
Optionee

EXHIBIT 10.88

NAVISTAR INTERNATIONAL CORPORATION

INCENTIVE STOCK OPTION AGREEMENT SUPPLEMENT

1. This option shall be treated as an Incentive Stock Option. The option is granted under the terms of the Navistar International Corporation 2004 Performance Incentive Plan as may be amended from time to time (the “Plan”), as indicated in the Incentive Stock Option Award Agreement (the “Award Agreement”). The term of the option shall be for a period of ten (10) years from the date of grant, or such shorter period as is prescribed in paragraphs 3, 4, and 5 hereof; provided, however, that in the event of a Qualified Retirement in connection with which an employee receives a termination payment under an Executive Severance Agreement entered into between the employee and the Corporation or any of its subsidiaries (other than in connection with a Change in Control of the Corporation), the term of the option shall expire three (3) months after such termination of employment, but not after ten (10) years from the date hereof. The option shall be exercisable to the extent of the number of shares specified in the Award Agreement as exercisable one year after the date of grant, to the extent of the number of shares specified in the Award Agreement as exercisable two years after the date of grant, and to the extent of the number of shares specified in the Award Agreement as exercisable three years after the date of grant. The option may be exercised, at any time or from time to time during said term, as to all full shares that have become so purchasable. Except as provided in paragraphs 3, 4, and 6 hereof, the option may not be exercised unless the optionee shall, at the time of exercise, be an employee of the Navistar International Corporation (the “Corporation”) or a subsidiary thereof. The optionee shall have none of the rights of a shareowner with respect to any of the shares of Common Stock subject to the option until such shares shall be issued upon the exercise of the option.

2. The option shall not be transferable otherwise than by will or the laws of descent and distribution, and the option shall be exercisable, during the lifetime of the optionee, only by the optionee. Without limiting the generality of the foregoing, the option may not be assigned, transferred (except as aforesaid), pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the option contrary to the provisions hereof, and the levy of any execution, attachment, or similar process upon the option shall be null and void and without effect.

3. In the event of the termination of the employment of the optionee otherwise than by reason of death, total and permanent disability or a Qualified Retirement as set forth in paragraph 4 hereof, the optionee may (subject to the provisions of paragraph 5 hereof) exercise the option to the extent that the optionee was entitled to do so pursuant to the provisions of paragraph 1 hereof at the time of such termination, at any time within three (3) months after such termination, but not after ten (10) years from the date hereof. The option shall not be affected by any change of employment so long as the optionee continues to be an employee of the Corporation or of a subsidiary thereof or by any temporary leave of absence approved, if for a period of not more than ninety (90) days, by an officer of the Corporation or the subsidiary thereof, as the case may be, by which the optionee is employed or, if for a period longer than ninety (90) days, approved by the Committee on Compensation and Governance of the Board of Directors of the Corporation (the “Committee”); provided, however, if the optionee is terminated for cause as defined in the International Truck and Engine Corporation Income Protection Plan or any successor plan thereto, as each may be amended from time to time, or if the optionee is covered by a different severance plan or agreement, then as defined in such plan or agreement, the three-month period provided by this subsection shall not apply and the option shall cease to be exercisable and shall lapse as of the effective date of the termination of the optionee. Nothing herein contained shall confer on the optionee any right to continue in the employ of the Corporation or any subsidiary or interfere in any way with the right of the Corporation or any subsidiary thereof to terminate the employment of the optionee at any time.

4. Except as provided in the last two sentences of this Section 4, in the event of a Qualified Retirement, which means with respect to an employee a termination from employment from the Corporation or any of its subsidiaries that occurs after the employee attains age 55 and at the time of the termination the employee has either: (i) 10 or more years of continuous service as a full-time employee, or (ii) 10 or more years of service that would constitute credited service under the definition contained in the International Truck and Engine Corporation Retirement Plan for Salaried Employees, as may be amended from time to time (the “RPSE”), (a “Qualified Retirement”), the optionee may exercise the option to the extent the option is exercisable or becomes exercisable under its terms at any time during the term of the option grant. In the event of termination for total and permanent disability as defined in the Corporation’s long term disability programs, the optionee may exercise the option, to the extent the option is exercisable or becomes exercisable under its terms, at any time within three (3) years after termination for total and permanent disability, or, if later, within three (3) years after the date on which the option becomes exercisable with respect to such shares, but not after the term of the option. In the event of the death of the optionee while the option is outstanding, the option may be exercised by a legatee or legatees of the optionee under the optionee’s last Will, or by the personal representatives or distributees of the optionee, at any time within a period of two (2) years after the death of the optionee, but not after the term of the grant. If death occurs while employed by the Corporation or a subsidiary thereof, or after a Qualified Retirement, or during the three-year period following termination for total and permanent disability, the option may be exercised to the extent of the remaining shares covered by option whether or not such shares were exercisable at the date of death. If death occurs during the three-month period provided by Paragraph 3 following termination for other than death, total and permanent disability or Qualified Retirement, the option subject to such three-month period may be exercised to the extent of the number of shares that were exercisable at the date of death. Notwithstanding the other provisions of this Paragraph 4, no option which is not exercisable at the time of a Qualified Retirement shall become exercisable after such Qualified Retirement if, without the written consent of the Corporation, the optionee engages in a business, whether as owner, partner, officer, employee or otherwise, which is in competition with the Corporation or one of its affiliates, and if the optionee’s participation in such business is deemed by the Corporation to be detrimental to the best interests of the Corporation. The determination as to whether such business is in competition with the Corporation or any of its affiliates, and whether such participation by such person is detrimental to the best interests of the Corporation, shall be made by the Corporation in its absolute discretion, and the decision of the Corporation with respect thereto, including its determination as to when the participation in such competitive business commenced, shall be conclusive.

5. Any option which did not become exercisable and which cannot become exercisable under the terms of the option, and any option that ceased to be exercisable and cannot again become exercisable under the terms of the option shall terminate.

6. In the event of a Change in Control, all outstanding options will immediately become exercisable and shall be exercisable for a period of three (3) years from the date of Change in Control regardless of the original term or employment status, except the term of option that is an Incentive Stock Option as defined in the Plan shall not extend beyond ten (10) years from the date of grant. A Change in Control shall be deemed to have occurred if (i) any “person” or “group” (as such terms are used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934), other than employee or retiree benefit plans or trusts sponsored or established by the Corporation or Navistar, Inc. (formerly known as International Truck and Engine Corporation), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation’s then outstanding securities, (ii) the following individuals cease for any reason to constitute more than three-fourths of the number of directors then serving on the Board of Directors of the Corporation: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Corporation) whose appointment or election by the Board or nomination for election by the Corporation’s stockholders was approved by the vote of at least two-thirds (2/3) of the directors then still in office or whose appointment, election or nomination was previously so approved or recommended; (iii) any dissolution or liquidation of the Corporation or Navistar, Inc. (formerly known as International Truck and Engine Corporation) or sale or disposition of all or substantially all (more than 50%) of the assets of the Corporation or of Navistar, Inc. (formerly known as International Truck and Engine Corporation) occurs; or (iv) as the result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets, proxy or consent solicitation, contested election or substantial stock accumulation (each, a “Control Transaction”), the members of the Board of Directors of the Corporation immediately prior to the first public announcement relating to such Control Transaction shall immediately thereafter, or within two (2) years, cease to constitute a majority of the Board of Directors of the Corporation. Notwithstanding the foregoing, the sale or disposition of any or all of the assets or stock of Navistar Financial Corporation shall not be deemed a Change in Control. Further, in the event of a Change in Control, the optionee may elect, in a form and manner determined by the Corporation, that any option held by the optionee at the time of the Change in Control whose exercise in accordance with the terms of the Plan is prohibited at the time of the Change in Control by reason of the application of federal or state securities laws shall be canceled effective as of the Change in Control in exchange for a cash payment from the Corporation equal to (i) (a) the excess (if any) of the value per share of Common Stock provided to stockholders of the Corporation generally in connection with the Change in Control (or, if none, the fair market value of a share of Common Stock on the date of the Change in Control or, if not a trading day, on the last trading day preceding the date of the Change in Control) over the exercise price under the option multiplied by (b) the number of shares of Common Stock subject to the option, less (ii) the statutory minimum withholding tax that may be due by reason of such payment.

7. If all or any portion of the option is exercised subsequent to any stock dividend, stock split, recapitalization, combination or exchange of shares, reorganization (including, but not limited to, merger or consolidation), liquidation or other event occurring after the date hereof, as a result of which any shares or other securities of the Corporation or any other entity (including, but not limited to, any subsidiary of the Corporation) shall be issued in respect of the outstanding shares of Common Stock, or shares of Common Stock shall be changed into the same or a different number of shares or other securities of the same or any other class or classes, the person or persons so exercising the option shall receive, for the aggregate price paid upon such exercise, the class and aggregate number of shares or other securities which, if shares of Common Stock (as authorized at the date hereof) had been purchased on the date hereof for the same aggregate price (on the basis of the price per share) and had not been disposed of, such person or persons would be holding at the time of such exercise as a result of such purchase any and all such stock dividends, stock splits, recapitalizations, combinations or exchanges of shares, reorganizations, liquidations or other events. In the event of any corporate reorganization, separation or division (including, but not limited to, split-up, split off, spin-off or sale of assets) as a result of which any cash or shares or other securities of any entity other than the Corporation (including, but not limited to, any subsidiary of the Corporation), shall be distributed in respect of the outstanding shares of Common Stock, a committee of the Board shall make such adjustments in the terms of the option (including, but not limited to, the number of shares covered and the purchase price of such shares) as it may deem appropriate to provide equitably for the optionee’s interest in the option. Upon any adjustment as aforesaid, the minimum number of full shares that may be purchased upon any exercise of the option as specified in paragraph 1 shall be adjusted proportionately. No fractional shares shall be issued upon any exercise of the option, and the aggregate price paid shall be appropriately reduced on account of any fractional share not issued.

8. Subject to the terms and conditions contained herein, in the Award Agreement and the Plan, the option may be exercised by giving notice as provided in instructions issued by the Secretary for the exercise of options generally, which instructions may provide for the use of agents, including stock brokers, to effect exercise of options, or in the absence of such instructions, by written notice to the Secretary of the Corporation at the location of its principal office at the time of exercise, which is currently located at 4201 Winfield Road, Warrenville, Illinois 60555. Such notice shall state the election to exercise the option and the number of shares in respect of which it is being exercised, shall be signed by the person or persons so exercising the option and shall be accompanied by instructions to the Secretary to exercise, in whole or in part, through a cashless exercise, net-exercise (as defined in the Plan), or other arrangements through agents, including stockbrokers, under arrangements established by the Corporation for the exercise of the option, or, if not covered by such instructions, for payment of the full purchase price of said shares by cash, including a personal check made payable to the Corporation, or by delivering at fair market value on the date of exercise unrestricted Common Stock already owned by the optionee, or by any combination of cash and Common Stock, and in either case, by payment to the Corporation of any withholding tax. Shares which otherwise would be delivered to the holder of an option may be delivered, at the election of the holder, to the Corporation in payment of Federal, state and/or local withholding taxes due in connection with an exercise. In no event may successive simultaneous pyramiding be used to exercise an option. A certificate or certificates representing said shares shall be delivered as soon as practicable after the notice shall be received by the Corporation. The certificate or certificates for the shares as to which the option shall have been so exercised shall be registered in the name of the person or persons so exercising the option and shall be delivered as aforesaid to or upon the written order of the person or persons exercising the option. In the event that the option shall be exercised, pursuant to paragraph 4 hereof, by any person or persons other than the optionee, such notice shall be accompanied by appropriate proof of the right of such person or the persons to exercise the option. The date of exercise of the option shall be the date on which the aforesaid written notice, properly executed and accompanied as aforesaid, is received under the Secretary’s instructions or by the Secretary. The payment due to the optionee upon exercise of the option will be settled solely in Common Stock. All shares that shall be purchased upon the exercise of the option as provided herein shall be fully paid and non-assessable.

9. [Reserved]

10. The Corporation shall at all times during the term of the option reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements contained herein, in the Award Agreement and in the Plan, shall pay all original issue and/or transfer taxes with respect to the issue and/or transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Corporation in connection therewith and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Corporation, shall be applicable thereto. If the Plan pursuant to which the option is exercised provides that only treasury stock will be used to satisfy the requirements of options, only treasury stock that has been listed on the exchange will be used.

11. As used herein, the term “subsidiary” shall mean any present and future subsidiary of the Corporation, and the term “Common Stock” shall mean the class of stock designated “Common Stock” in the Restated Certificate of Incorporation of the Corporation.

12. The terms and conditions contained herein and in the Award Agreement shall be subject to and governed by the terms of the Plan, a copy of which is being delivered herewith to the optionee. Optionee acknowledges that the Plan may be amended, prospectively or retroactively in order to comply with the requirements of the Internal Revenue Code governing deferred compensation, and optionee agrees to comply with the terms of the Plan as so amended from time to time.

EXHIBIT 10.89

NAVISTAR INTERNATIONAL CORPORATION

NON-QUALIFIED STOCK OPTION AWARD AGREEMENT

NAVISTAR INTERNATIONAL CORPORATION

2004 PERFORMANCE INCENTIVE PLAN

OPTIONEE:

ADDRESS:

SOCIAL SECURITY NUMBER:

NUMBER OF SHARES:

EXERCISE PRICE PER SHARE:

DATE OF GRANT:

NUMBER OF SHARES: [1/3rd]	EXERCISABLE ON OR AFTER [one year]
NUMBER OF SHARES: [1/3rd]	EXERCISABLE ON OR AFTER [two years]
NUMBER OF SHARES: [1/3rd]	EXERCISABLE ON OR AFTER [three years]

EXPIRATION DATE: [ten years]

This is an award agreement (the “Award Agreement”) between Navistar International Corporation, a Delaware corporation (the “Corporation”), and the individual named above (the “Employee” or “Optionee”). The Corporation hereby grants to the Optionee the right and option (this “Option”) to purchase all or any part of an aggregate of the above-stated number of shares of Common Stock of the Corporation on the terms and conditions of the Corporation’s 2004 Performance Incentive Plan approved by the shareholder February 17, 2004, as amended from time to time (the “Plan”) and, further subject to the Non-Qualified Stock Option Agreement Supplement which is attached hereto.

Subject to the terms and conditions of this Award Agreement, this Option is exercisable on or after the date set forth above; provided, however, that this Option shall expire on the Expiration Date set forth above and must be exercised, if at all, on or before the Expiration Date except as provided in paragraphs 6 and 9 of the supplement.

The Corporation and the Optionee hereby agree to the terms and conditions of this Award Agreement and have executed it as of the Date of Grant set forth above.

NAVISTAR INTERNATIONAL CORPORATION

By:
Daniel C. Ustian
Chairman, President and Chief
Executive Officer

Attest:

Curt A. Kramer
Corporate Secretary
Optionee

EXHIBIT 10.90

NAVISTAR INTERNATIONAL CORPORATION

NON-QUALIFIED STOCK OPTION AGREEMENT SUPPLEMENT

1. This option shall be treated as a Nonqualified Stock Option. The option is granted under the terms of the Navistar International Corporation 2004 Performance Incentive Plan, as may be amended from time to time (the “Plan”), as indicated in the Non-Qualified Stock Option Award Agreement (the “Award Agreement”). The term of the option shall be for a period of ten (10) years from the date of grant, or such shorter period as is prescribed in paragraphs 3, 4, and 5 hereof; provided, however, that in the event of a Qualified Retirement in connection with which an employee receives a termination payment under an Executive Severance Agreement entered into between the employee and the Corporation or any of its subsidiaries (other than in connection with a Change in Control of the Corporation), the term of the option shall expire three (3) months after such termination of employment, but not after ten (10) years from the date hereof. The option shall be exercisable to the extent of the number of shares specified in the Award Agreement as exercisable one year after the date of grant, to the extent of the number of shares specified in the Award Agreement as exercisable two years after the date of grant, and to the extent of the number of shares specified in the Award Agreement as exercisable three years after the date of grant. The option may be exercised, at any time or from time to time during said term, as to all full shares that have become so purchasable. Except as provided in paragraphs 3, 4, and 6 hereof, the option may not be exercised unless the optionee, at the time of exercise, remains an employee, consultant, or non-employee director, respectively, of Navistar International Corporation (the “Corporation”) or a subsidiary thereof. The optionee shall have none of the rights of a shareowner with respect to any of the shares of Common Stock subject to the option until such shares shall be issued upon the exercise of the option.

2. The option shall not be transferable otherwise than by will or the laws of descent and distribution, and the option shall be exercisable, during the lifetime of the optionee, only by the optionee. Without limiting the generality of the foregoing, the option may not be assigned, transferred (except as aforesaid), pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the option contrary to the provisions hereof, and the levy of any execution, attachment, or similar process upon the option shall be null and void and without effect.

3. In the event of the termination of the employment or service of the optionee otherwise than by reason of death, total and permanent disability or a Qualified Retirement as set forth in paragraph 4 hereof, the optionee may (subject to the provisions of paragraph 5 hereof) exercise the option to the extent that the optionee was entitled to do so pursuant to the provisions of paragraph 1 hereof at the time of such termination, at any time within three (3) months after such termination, but not after ten (10) years from the date hereof. The option shall not be affected by any change of an optionee’s employment so long as the optionee continues to be an employee of the Corporation or of a subsidiary thereof or by any temporary leave of absence approved, if for a period of not more than ninety (90) days, by an officer of the Corporation or the subsidiary, as the case may be, by which the optionee is employed or, if for a period longer than ninety (90) days, approved by the Committee on Compensation and Governance of the Board of Directors of the Corporation (the “Committee”); provided, however, that if the optionee is terminated for cause as defined in the International Truck and Engine Corporation Income Protection Plan or any successor plan thereto, as each may be amended from time to time, or if the optionee is covered by a different severance plan or agreement, then as defined in such plan or agreement, the three-month period provided by this subsection shall not apply and the option shall cease to be exercisable and shall lapse as of the effective date of the termination of the optionee. Nothing herein contained shall confer on the optionee any right to continue in the employ of the Corporation or any subsidiary thereof or interfere in any way with the right of the Corporation or any subsidiary thereof to terminate the employment or service of the optionee at any time.

4. Except as provided in the last two sentences of this Section 4, in the event of a Qualified Retirement, which means with respect to an employee a termination from employment from the Corporation or any of its subsidiaries that occurs after the employee attains age 55 and at the time of the termination the employee has either: (i) 10 or more years of continuous service as a full-time employee, or (ii) 10 or more years of service that would constitute credited service under the definition contained in the International Truck and Engine Corporation Retirement Plan for Salaried Employees, as may be amended from time to time (the “RPSE”), (a “Qualified Retirement”), the optionee may exercise the option to the extent the option is exercisable or becomes exercisable under its terms at any time during the term of the option grant. In the event of termination for total and permanent disability as defined in the Corporation’s long term disability programs, the optionee may exercise the option, to the extent the option is exercisable or becomes exercisable under its terms, at any time within three (3) years after termination for total and permanent disability, or, if later, within three (3) years after the date on which the option becomes exercisable with respect to such shares, but not after the term of the option. In the event of the death of the optionee while the option is outstanding, the option may be exercised by a legatee or legatees of the optionee under the optionee’s last Will, or by the personal representatives or distributees of the optionee, at any time within a period of two (2) years after the death of the optionee, but not after the term of the grant. If death occurs while employed by or performing services for the Corporation or a subsidiary thereof, or after a Qualified Retirement, or during the three-year period following termination for total and permanent disability, the option may be exercised to the extent of the remaining shares covered by the option, whether or not such shares were exercisable at the date of death. If death occurs during the three-month period provided by Paragraph 3 following termination for other than death, total and permanent disability or Qualified Retirement, the option subject to such three-month period may be exercised to the extent of the number of shares that were exercisable at the date of death. Notwithstanding the other provisions of this Paragraph 4, no option which is not exercisable at the time of a Qualified Retirement shall become exercisable after such Qualified Retirement if, without the written consent of the Corporation, the optionee engages in a business, whether as owner, partner, officer, employee or otherwise, which is in competition with the Corporation or one of its affiliates, and if the optionee’s participation in such business is deemed by the Corporation to be detrimental to the best interests of the Corporation. The determination as to whether such business is in competition with the Corporation or any of its affiliates, and whether such participation by such person is detrimental to the best interests of the Corporation, shall be made by the Corporation in its absolute discretion, and the decision of the Corporation with respect thereto, including its determination as to when the participation in such competitive business commenced, shall be conclusive.

5. Any option which did not become exercisable and which cannot become exercisable under the terms of the option, and any option that ceased to be exercisable and cannot again become exercisable under the terms of the option shall terminate.

6. In the event of a Change in Control, all outstanding options will immediately become exercisable and shall be exercisable for a period of three (3) years from the date of Change in Control regardless of the original term or employment status, except the term of option that is an Incentive Stock Option as defined in the Plan shall not extend beyond ten (10) years from the date of grant. A Change in Control shall be deemed to have occurred if (i) any “person” or “group” (as such terms are used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934), other than employee or retiree benefit plans or trusts sponsored or established by the Corporation or Navistar, Inc. (formerly known as International Truck and Engine Corporation), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation’s then outstanding securities, (ii) the following individuals cease for any reason to constitute more than three-fourths of the number of directors then serving on the Board of Directors of the Corporation: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Corporation) whose appointment or election by the Board or nomination for election by the Corporation’s stockholders was approved by the vote of at least two-thirds (2/3) of the directors then still in office or whose appointment, election or nomination was previously so approved or recommended; (iii) any dissolution or liquidation of the Corporation or Navistar, Inc. (formerly known as International Truck and Engine Corporation) or sale or disposition of all or substantially all (more than 50%) of the assets of the Corporation or of Navistar, Inc. (formerly known as International Truck and Engine Corporation) occurs; or (iv) as the result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets, proxy or consent solicitation, contested election or substantial stock accumulation (each, a “Control Transaction”), the members of the Board of Directors of the Corporation immediately prior to the first public announcement relating to such Control Transaction shall immediately thereafter, or within two (2) years, cease to constitute a majority of the Board of Directors of the Corporation. Notwithstanding the foregoing, the sale or disposition of any or all of the assets or stock of Navistar Financial Corporation shall not be deemed a Change in Control. Further, in the event of a Change in Control, the optionee may elect, in a form and manner determined by the Corporation, that any option held by the optionee at the time of the Change in Control whose exercise in accordance with the terms of the Plan is prohibited at the time of the Change in Control by reason of the application of federal or state securities laws shall be canceled effective as of the Change in Control in exchange for a cash payment from the Corporation equal to (i) (a) the excess (if any) of the value per share of Common Stock provided to stockholders of the Corporation generally in connection with the Change in Control (or, if none, the fair market value of a share of Common Stock on the date of the Change in Control or, if not a trading day, on the last trading day preceding the date of the Change in Control) over the exercise price under the option multiplied by (b) the number of shares of Common Stock subject to the option, less (ii) the statutory minimum withholding tax that may be due by reason of such payment.

7. If all or any portion of the option is exercised subsequent to any stock dividend, stock split, recapitalization, combination or exchange of shares, reorganization (including, but not limited to, merger or consolidation), liquidation or other event occurring after the date hereof, as a result of which any shares or other securities of the Corporation or any other entity (including, but not limited to, any subsidiary of the Corporation) shall be issued in respect of the outstanding shares of Common Stock, or shares of Common Stock shall be changed into the same or a different number of shares or other securities of the same or any other class or classes, the person or persons so exercising the option shall receive, for the aggregate price paid upon such exercise, the class and aggregate number of shares or other securities which, if shares of Common Stock (as authorized at the date hereof) had been purchased on the date hereof for the same aggregate price (on the basis of the price per share) and had not been disposed of, such person or persons would be holding at the time of such exercise as a result of such purchase any and all such stock dividends, stock splits, recapitalizations, combinations or exchanges of shares, reorganizations, liquidations or other events. In the event of any corporate reorganization, separation or division (including, but not limited to, split-up, split off, spin-off or sale of assets) as a result of which any cash or shares or other securities of any entity other than the Corporation (including, but not limited to, any subsidiary of the Corporation), shall be distributed in respect of the outstanding shares of Common Stock, a committee of the Board shall make such adjustments in the terms of the option (including, but not limited to, the number of shares covered and the purchase price of such shares) as it may deem appropriate to provide equitably for the optionee’s interest in the option. Upon any adjustment as aforesaid, the minimum number of full shares that may be purchased upon any exercise of the option as specified in paragraph 1 shall be adjusted proportionately. No fractional shares shall be issued upon any exercise of the option, and the aggregate price paid shall be appropriately reduced on account of any fractional share not issued.

8. Subject to the terms and conditions contained herein, in the Award Agreement and the Plan, the option may be exercised by giving notice as provided in instructions issued by the Secretary of the Corporation for the exercise of options generally, which instructions may provide for the use of agents, including stock brokers, to effect exercise of options, or in the absence of such instructions, by written notice to the Secretary of the Corporation at the location of its principal office at the time of exercise, which is currently located at 4201 Winfield Road, Warrenville, Illinois 60555. Such notice shall state the election to exercise the option and the number of shares in respect of which it is being exercised, shall be signed by the person or persons so exercising the option and shall be accompanied by instructions to the Secretary to exercise, in whole or in part, through a cashless exercise, net-exercise (as defined in the Plan), or other arrangements through agents, including stockbrokers, under arrangements established by the Corporation for the exercise of the option, or, if not covered by such instructions, for payment of the full purchase price of said shares by cash, including a personal check made payable to the Corporation, or by delivering at fair market value on the date of exercise unrestricted Common Stock already owned by the optionee, or by any combination of cash and Common Stock, and in either case, by payment to the Corporation of any withholding tax. Shares which otherwise would be delivered to the holder of an option may be delivered, at the election of the holder, to the Corporation in payment of Federal, state and/or local withholding taxes due in connection with an exercise. In no event may successive simultaneous pyramiding be used to exercise an option. A certificate or certificates representing said shares shall be delivered as soon as practicable after the notice shall be received by the Corporation. The certificate or certificates for the shares as to which the option shall have been so exercised shall be registered in the name of the person or persons so exercising the option and shall be delivered as aforesaid to or upon the written order of the person or persons exercising the option. In the event the option shall be exercised, pursuant to paragraph 4 hereof, by any person or persons other than the optionee, such notice shall be accompanied by appropriate proof of the right of such person or the persons to exercise the option. The date of exercise of the option shall be the date on which the aforesaid written notice, properly executed and accompanied as aforesaid, is received under the Secretary’s instructions or by the Secretary. The payment due to the optionee upon exercise of the option will be settled solely in Common Stock. All shares that shall be purchased upon the exercise of the option as provided herein shall be fully paid and non-assessable.

9. [Reserved]

10. The Corporation shall at all times during the term of the option reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements contained herein, in the Award Agreement and in the Plan, shall pay all original issue and/or transfer taxes with respect to the issue and/or transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Corporation in connection therewith and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Corporation, shall be applicable thereto. If the Plan pursuant to which the Option is exercised provides that only treasury stock will be used to satisfy the requirements of options, only treasury stock that has been listed on the exchange will be used.

11. As used herein, the term “subsidiary” shall mean any present and future subsidiary of the Corporation, and the term “Common Stock” shall mean the class of stock designated “Common Stock” in the Restated Certificate of Incorporation of the Corporation.

12. The terms and conditions contained herein and in the Award Agreement shall be subject to and governed by the terms of the Plan, a copy of which is being delivered herewith to the optionee. Optionee acknowledges that the Plan may be amended, prospectively or retroactively in order to comply with the requirements of the Internal Revenue Code governing deferred compensation, and optionee agrees to comply with the terms of the Plan as so amended from time to time.

EXHIBIT 10.91

NAVISTAR INTERNATIONAL CORPORATION

RESTORATION STOCK OPTION AWARD AGREEMENT

NAVISTAR INTERNATIONAL CORPORATION

2004 PERFORMANCE INCENTIVE PLAN

OPTIONEE:

ADDRESS:

SOCIAL SECURITY NUMBER:

ORIGINAL OPTION

GRANT DATE:

SHARES EXERCISED:

SHARES RESTRICTED:

RESTRICTION ENDS:

RESTORATION OPTION

EXERCISE PRICE PER SHARE:

DATE OF GRANT:

NUMBER OF OPTIONS:

EXERCISABLE ON:      [six months or if sooner one month before expiration of original term]

EXPIRATION DATE:    [term of original option]

This is an award agreement (the “Award Agreement”) between Navistar International Corporation, a Delaware corporation (the “Corporation”), and the individual named above (the “Employee” or “Optionee”). The Corporation hereby grants to the Optionee the right and option (this “Option”) to purchase all or any part of an aggregate of the above-stated number of shares of Common Stock of the Corporation on the terms and conditions of the Corporation’s 2004 Performance Incentive Plan approved by the shareholders February 17, 2004, as amended from time to time (the “Plan”) and, further subject to the Restoration Stock Option Agreement Supplement which is attached to hereto.

Subject to the terms and conditions of this Award Agreement, this Option is exercisable on or after the date set forth above; provided, however, that this Option shall expire on the Expiration Date set forth above and must be exercised, if at all, on or before the Expiration Date except as provided in paragraphs 6 and 9 of the supplement.

The Corporation and the Optionee hereby agree to the terms and conditions of this Award Agreement and have executed it as of the Date of Grant set forth above.

NAVISTAR INTERNATIONAL CORPORATION

By:
Daniel C. Ustian
Chairman, President and CEO

Attest:

Curt A. Kramer
Corporate Secretary
Optionee

EXHIBIT 10.92

NAVISTAR INTERNATIONAL CORPORATION

RESTORATION STOCK OPTION AGREEMENT SUPPLEMENT

1. This option shall be treated as a Nonqualified Stock Option. The option is granted under the terms of the Navistar International Corporation 2004 Performance Incentive Plan, as may be amended from time to time (the “Plan”), as indicated in the Restoration Stock Option Award Agreement (the “Award Agreement”). This restoration option is granted with respect to the exercise of another option held by the optionee that was previously granted under the Plan (other than an option that is a restoration option granted with respect to a non-restoration option granted before June 21, 2000 or an option that is an Incentive Stock Option), or granted under another plan of Navistar International Corporation (the “Corporation”), for which the optionee has agreed to make a restoration exercise (the “Original Option”). This restoration option relates to the number of shares for which the Original Option was exercised that represent: i) the purchase price paid on exercise of the option, and, ii) the amount of withholding tax (at the minimum applicable rates) for all taxes other than the Social Security (OASDI) portion of FICA (including withholding tax that will be due on a deferred exercise). The optionee will make such an agreement to make a restoration option exercise by notifying the Secretary of his intention to make a restoration option exercise of a designated option, paying the option price by the transfer of shares of common stock of the Corporation as provided by the Secretary, and paying the withholding tax by cash, by the Corporation withholding shares, or by the transfer of shares of common stock of the Corporation as provided by the Secretary, providing such additional information as requested by the Secretary, and by executing the Award Agreement.

The term of the option shall be the remaining term of the Original Option, or such shorter period as is prescribed in paragraphs 3, 4, and 5 hereof; provided, however, that in the event of a Qualified Retirement in connection with which an employee receives a termination payment under an Executive Severance Agreement entered into between the employee and the Corporation or any of its subsidiaries (other than in connection with a Change in Control of the Corporation), the term of the option shall expire three (3) months after such termination of employment, but not after the remaining term of the Original Option. The option shall be exercisable at the earlier of: i) six months from the date of grant, or, ii) one month prior to the expiration of the Original Option. The option may be exercised, at any time or from time to time during said term, as to all full shares that have become so purchasable. Except as provided in paragraphs 3, 4, and 6 hereof, the option may not be exercised unless the optionee shall, at the time of exercise, remain an employee or consultant respectively, of the Corporation or a subsidiary thereof. The optionee shall have none of the rights of a shareowner with respect to any of the shares of Common Stock subject to the option until such shares shall be issued upon the exercise of the option and delivered to the optionee.

2. The option shall not be transferable otherwise than by will or the laws of descent and distribution, and the option shall be exercisable, during the lifetime of the optionee, only by the optionee. Without limiting the generality of the foregoing, the option may not be assigned, transferred (except as aforesaid), pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the option contrary to the provisions hereof, and the levy of any execution, attachment, or similar process upon the option shall be null and void and without effect.

3. In the event of the termination of the employment or service of the optionee otherwise than by reason of death, total and permanent disability or a Qualified Retirement as set forth in paragraph 4 hereof, the optionee may (subject to the provisions of paragraph 5 hereof) exercise the option to the extent that the optionee was entitled to do so pursuant to the provisions of paragraph 1 hereof at the time of such termination, at any time within three (3) months after such termination, but not after ten (10) years from the date hereof. The option shall not be affected by any change of an optionee’s employment so long as the optionee continues to be an employee of the Corporation or of a subsidiary thereof or by any temporary leave of absence approved, if for a period of not more than ninety (90) days, by an officer of the Corporation or the subsidiary, as the case may be, by which the optionee is employed or, if for a period longer than ninety (90) days, approved by the Committee on Compensation and Governance of the Board of Directors of the Corporation (the “Committee”); provided, however, that if the optionee is terminated for cause as defined in the International Truck and Engine Corporation Income Protection Plan or any successor plan thereto, as each may be amended from time to time, or if the optionee is covered by a different severance plan or agreement, then as defined in such plan or agreement, the three-month period provided by this subsection shall not apply and the option shall cease to be exercisable and shall lapse as of the effective date of the termination of the optionee. Nothing herein contained shall confer on the optionee any right to continue in the employ of the Corporation or any subsidiary or interfere in any way with the right of the Corporation or any subsidiary thereof to terminate the employment or service of the optionee at any time.

4. Except as provided in the last two sentences of this Section 4, in the event of a Qualified Retirement, which means with respect to an employee a termination from employment from the Corporation or any of its subsidiaries that occurs after the employee attains age 55 and at the time of the termination the employee has either: (i) 10 or more years of continuous service as a full-time employee, or (ii) 10 or more years of service that would constitute credited service under the definition contained in the International Truck and Engine Corporation Retirement Plan for Salaried Employees, as may be amended from time to time (the “RPSE”), (a “Qualified Retirement”), the optionee may exercise the option to the extent the option is exercisable or becomes exercisable under its terms at any time during the term of the option grant. In the event of termination for total and permanent disability as defined in the Corporation’s long term disability programs, the optionee may exercise the option, to the extent the option is exercisable or becomes exercisable under its terms, at any time within three (3) years after termination for total and permanent disability, or, if later, within three (3) years after the date on which the option becomes exercisable with respect to such shares, but not after the term of the option. In the event of the death of the optionee while the option is outstanding, the option may be exercised by a legatee or legatees of the optionee under the optionee’s last Will, or by the personal representatives or distributees of the optionee, at any time within a period of two (2) years after the death of the optionee, but not after the term of the grant. If death occurs while employed by the Corporation or a subsidiary thereof, or after a Qualified Retirement, or during the three-year period following termination for total and permanent disability, the option may be exercised to the extent of the remaining shares covered by the option whether or not such shares were exercisable at the date of death. If death occurs during the three-month period provided by Paragraph 3 following termination for other than death, total and permanent disability or Qualified Retirement, the option subject to such three-month period may be exercised to the extent of the number of shares that were exercisable at the date of death. Notwithstanding the other provisions of this Paragraph 4, no option which is not exercisable at the time of a Qualified Retirement shall become exercisable after such Qualified Retirement if, without the written consent of the Corporation, the optionee engages in a business, whether as owner, partner, officer, employee or otherwise, which is in competition with the Corporation or one of its affiliates, and if the optionee’s participation in such business is deemed by the Corporation to be detrimental to the best interests of the Corporation. The determination as to whether such business is in competition with the Corporation or any of its affiliates, and whether such participation by such person is detrimental to the best interests of the Corporation, shall be made by the Corporation in its absolute discretion, and the decision of the Corporation with respect thereto, including its determination as to when the participation in such competitive business commenced, shall be conclusive.

5. The optionee agrees that he will not transfer the profit shares received on exercise of the Original Option for a period of three (3) years form date of exercise of the Original Option. However, this restriction on transfer will terminate if the optionee terminates employment or service by reason of death, total and permanent disability, or a Qualified Retirement. The optionee acknowledges and agrees that as additional means to enforce this transfer restriction the Corporation may legend such stock to advise holders of this restriction, hold the stock in the Corporation’s offices, or otherwise take action it deems appropriate to enforce the transfer restriction. The transfer restriction established by this paragraph shall not prevent the transfer of the shares to the Corporation in payment of the option price on another option, if such transfer is permissible under the other option. The transfer restriction shall not prevent the restricted shares obtained through a restoration option exercise from being considered toward fulfillment of any stock ownership requirement under the Corporation’s Executive Stock Ownership Program as permitted by the Corporation. Subject to the provisions of paragraph 3, the option will terminate if the optionee terminates employment or service with the Corporation, including its subsidiaries, otherwise than by reason of death, total and permanent disability or a Qualified Retirement. Any option which did not become exercisable and which cannot become exercisable under the terms of the option, and any option that ceased to be exercisable and cannot again become exercisable under the terms of the option shall terminate.

6. In the event of a Change in Control, all outstanding options will immediately become exercisable and shall be exercisable for a period of three (3) years from the date of Change in Control regardless of the original term or employment status, except the term of option that is an Incentive Stock Option as defined in the Plan shall not extend beyond ten (10) years from the date of grant. A Change in Control shall be deemed to have occurred if (i) any “person” or “group” (as such terms are used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934), other than employee or retiree benefit plans or trusts sponsored or established by the Corporation or Navistar, Inc. (formerly known as International Truck and Engine Corporation), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation’s then outstanding securities, (ii) the following individuals cease for any reason to constitute more than three-fourths of the number of directors then serving on the Board of Directors of the Corporation: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Corporation) whose appointment or election by the Board or nomination for election by the Corporation’s stockholders was approved by the vote of at least two-thirds (2/3) of the directors then still in office or whose appointment, election or nomination was previously so approved or recommended; (iii) any dissolution or liquidation of the Corporation or Navistar, Inc. (formerly known as International Truck and Engine Corporation) or sale or disposition of all or substantially all (more than 50%) of the assets of the Corporation or of Navistar, Inc. (formerly known as International Truck and Engine Corporation) occurs; or (iv) as the result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets, proxy or consent solicitation, contested election or substantial stock accumulation (each, a “Control Transaction”), the members of the Board of Directors of the Corporation immediately prior to the first public announcement relating to such Control Transaction shall immediately thereafter, or within two (2) years, cease to constitute a majority of the Board of Directors of the Corporation. Notwithstanding the foregoing, the sale or disposition of any or all of the assets or stock of Navistar Financial Corporation shall not be deemed a Change in Control. Further, in the event of a Change in Control, the optionee may elect, in a form and manner determined by the Corporation, that any option held by the optionee at the time of the Change in Control whose exercise in accordance with the terms of the Plan is prohibited at the time of the Change in Control by reason of the application of federal or state securities laws shall be canceled effective as of the Change in Control in exchange for a cash payment from the Corporation equal to (i) (a) the excess (if any) of the value per share of Common Stock provided to stockholders of the Corporation generally in connection with the Change in Control (or, if none, the fair market value of a share of Common Stock on the date of the Change in Control or, if not a trading day, on the last trading day preceding the date of the Change in Control) over the exercise price under the option multiplied by (b) the number of shares of Common Stock subject to the option, less (ii) the statutory minimum withholding tax that may be due by reason of such payment.

7. If all or any portion of the option is exercised subsequent to any stock dividend, stock split, recapitalization, combination or exchange of shares, reorganization (including, but not limited to, merger or consolidation), liquidation or other event occurring after the date hereof, as a result of which any shares or other securities of the Corporation or any other entity (including, but not limited to, any subsidiary of the Corporation) shall be issued in respect of the outstanding shares of Common Stock, or shares of Common Stock shall be changed into the same or a different number of shares or other securities of the same or any other class or classes, the person or persons so exercising the option shall receive, for the aggregate price paid upon such exercise, the class and aggregate number of shares or other securities which, if shares of Common Stock (as authorized at the date hereof) had been purchased on the date hereof for the same aggregate price (on the basis of the price per share) and had not been disposed of, such person or persons would be holding at the time of such exercise as a result of such purchase any and all such stock dividends, stock splits, recapitalizations, combinations or exchanges of shares, reorganizations, liquidations or other events. In the event of any corporate reorganization, separation or division (including, but not limited to, split-up, split off, spin-off or sale of assets) as a result of which any cash or shares or other securities of any entity other than the Corporation (including, but not limited to, any subsidiary of the Corporation), shall be distributed in respect of the outstanding shares of Common Stock, a committee of the Board shall make such adjustments in the terms of the option (including, but not limited to, the number of shares covered and the purchase price of such shares) as it may deem appropriate to provide equitably for the optionee’s interest in the option. Upon any adjustment as aforesaid, the minimum number of full shares that may be purchased upon any exercise of the option as specified in paragraph 1 shall be adjusted proportionately. No fractional shares shall be issued upon any exercise of the option, and the aggregate price paid shall be appropriately reduced on account of any fractional share not issued.

8. Subject to the terms and conditions contained herein, in the Award Agreement and the Plan, the option may be exercised by giving notice as provided in instructions issued by the Secretary for the exercise of options generally, which instructions may provide for the use of agents, including stock brokers, to effect exercise of options, or in the absence of such instructions, by written notice to the Secretary of the Corporation at the location of its principal office at the time of exercise, which is currently located at 4201 Winfield Road, Warrenville, Illinois 60555. Such notice shall state the election to exercise the option and the number of shares in respect of which it is being exercised, shall be signed by the person or persons so exercising the option and shall be accompanied by instructions to the Secretary to exercise, in whole or in part, through a cashless exercise, net-exercise (as defined in the Plan), or other arrangements through agents, including stockbrokers, under arrangements established by the Corporation for the exercise of the option, or, if not covered by such instructions, for payment of the full purchase price of said shares by cash, including a personal check made payable to the Corporation, or by delivering at fair market value on the date of exercise unrestricted Common Stock already owned by the optionee, or by any combination of cash and Common Stock, and in either case, by payment to the Corporation of any withholding tax. Shares which otherwise would be delivered to the holder of an option may be delivered, at the election of the holder, to the Corporation in payment of Federal, state and/or local withholding taxes due in connection with an exercise. In no event may successive simultaneous pyramiding be used to exercise an option. A certificate or certificates representing said shares shall be delivered as soon as practicable after the notice shall be received by the Corporation. The certificate or certificates for the shares as to which the option shall have been so exercised shall be registered in the name of the person or persons so exercising the option and shall be delivered as aforesaid to or upon the written order of the person or persons exercising the option. In the event the option shall be exercised, pursuant to paragraph 4 hereof, by any person or persons other than the optionee, such notice shall be accompanied by appropriate proof of the right of such person or the persons to exercise the option. The date of exercise of the option shall be the date on which the aforesaid written notice, properly executed and accompanied as aforesaid, is received under the Secretary’s instructions or by the Secretary. The payment due to the optionee upon exercise of the option will be settled solely in Common Stock. All shares that shall be purchased upon the exercise of the option as provided herein shall be fully paid and non-assessable.

9. [Reserved]

10. The Corporation shall at all times during the term of the option reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements contained herein, in the Award Agreement and in the Plan, shall pay all original issue and/or transfer taxes with respect to the issue and/or transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Corporation in connection therewith and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Corporation, shall be applicable thereto. If the Plan pursuant to which the option is exercised provides that only treasury stock will be used to satisfy the requirements of the option, only treasury stock that has been listed on the exchange will be used.

11. As used herein, the term “subsidiary” shall mean any present and future subsidiary of the Corporation, and the term “Common Stock” shall mean the class of stock designated “Common Stock” in the Certificate of Incorporation of the Corporation.

12. The terms and conditions contained herein and in the Award Agreement shall be subject to and governed by the terms of the Plan, a copy of which is being delivered herewith to the optionee. Optionee acknowledges that the Plan may be amended, prospectively or retroactively in order to comply with the requirements of the Internal Revenue Code governing deferred compensation, and optionee agrees to comply with the terms of the Plan as so amended from time to time.

EXHIBIT 10.93

NAVISTAR INTERNATIONAL CORPORATION

NON-EMPLOYEE DIRECTOR STOCK OPTION AWARD AGREEMENT

NAVISTAR INTERNATIONAL CORPORATION

2004 PERFORMANCE INCENTIVE PLAN

OPTIONEE:

ADDRESS:

SOCIAL SECURITY NUMBER:

NUMBER OF SHARES:

EXERCISE PRICE PER SHARE:

DATE OF GRANT:

NUMBER OF SHARES: [1/3rd]	EXERCISABLE ON OR AFTER [one year]
NUMBER OF SHARES: [1/3rd]	EXERCISABLE ON OR AFTER [two years]
NUMBER OF SHARES: [1/3rd]	EXERCISABLE ON OR AFTER [three years]

EXPIRATION DATE: [ten years]

This is an award agreement (the “Award Agreement”) between Navistar International Corporation, a Delaware corporation (the “Corporation”), and the Non-Employee Director named above (the “Director” or “Optionee”). The Corporation hereby grants to the Optionee the right and option (this “Option”) to purchase all or any part of an aggregate of the above-stated number of shares of Common Stock of the Corporation on the terms and conditions of the Corporation’s 2004 Performance Incentive Plan approved by the shareholders February 17, 2004, as amended from time to time, (the “Plan”) and, further subject to the Non-Employee Director Stock Option Agreement Supplement which is attached hereto (the “Supplement”).

Subject to the terms and conditions of this Award Agreement, this Option is exercisable on or after the date set forth above; provided, however, that this Option shall expire on the Expiration Date set forth above and must be exercised, if at all, on or before the Expiration Date except as otherwise provided in the Supplement.

The Corporation and the Optionee hereby agree to the terms and conditions of this Award Agreement and have executed it as of the Date of Grant set forth above.

NAVISTAR INTERNATIONAL CORPORATION

By:
Daniel C. Ustian
Chairman, President and Chief
Executive Officer

Attest:

Curt A. Kramer
Corporate Secretary
Optionee

EXHIBIT 10.94

NAVISTAR INTERNATIONAL CORPORATION

NON-EMPLOYEE DIRECTOR STOCK OPTION AGREEMENT SUPPLEMENT

1. This option shall be treated as a Nonqualified Stock Option. This option is granted under the terms of the Navistar International Corporation 2004 Performance Incentive Plan, as may be amended from time to time (the “Plan”), as indicated in the Non-Employee Director Stock Option Award Agreement (the “Award Agreement”). The term of the option shall be for a period of ten years from the date of grant, or such shorter period as is prescribed in paragraphs 3, 4, and 5 hereof. The option shall be exercisable to the extent of the number of shares specified in the Award Agreement as exercisable one year after the date of grant, to the extent of the number of shares specified in the Award Agreement as exercisable two years after the date of grant, and to the extent of the number of shares specified in the Award Agreement as exercisable three years after the date of grant. The option may be exercised, at any time or from time to time during said term, as to all full shares that have become so purchasable. Except as provided in paragraphs 3, 4, and 6 hereof, the option may not be exercised unless the optionee shall, at the time of exercise, be a Non-Employee Director (the “Director” or “Optionee”) of the Corporation or a subsidiary. The Optionee shall have none of the rights of a shareowner with respect to any of the shares of Common Stock subject to the option until such shares shall be issued upon the exercise of the option.

2. The option shall not be transferable otherwise than by will or the laws of descent and distribution, and the option shall be exercisable, during the lifetime of the Optionee, only by the Optionee. Without limiting the generality of the foregoing, the option may not be assigned, transferred (except as aforesaid), pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the option contrary to the provisions hereof, and the levy of any execution, attachment, or similar process upon the option shall be null and void and without effect.

3. In the event of the termination of service of the Optionee otherwise than by reason of death, total and permanent disability or a Qualified Retirement as set forth in paragraph 4 hereof, the Optionee may (subject to the provisions of paragraph 5 hereof) exercise the option to the extent that the Optionee was entitled to do so pursuant to the provisions of paragraph 1 hereof at the time of such termination, at any time within three (3) months after such termination, but not after ten (10) years from the date hereof.

4. Except as provided in the last two sentences of this paragraph, in the event of a Qualified Retirement, which means a retirement under a retirement policy of the Board for Non-Employee Directors (a “Qualified Retirement”), the Optionee may exercise the option to the extent the option is exercisable or becomes exercisable under its terms at any time during the term of the option grant. In the event of termination for total and permanent disability as defined in Navistar International Corporation’s (the “Corporation”) long term disability programs, the Optionee may exercise the option, to the extent the option is exercisable or becomes exercisable under its terms, at any time within three (3) years after termination for total and permanent disability, or, if later, within three (3) years after the date on which the option becomes exercisable with respect to such shares, but not after the term of the option. In the event of the death of the Optionee while the option is outstanding, the option may be exercised by a legatee or legatees of the Optionee under the Optionee’s last Will, or by the personal representatives or distributees of the Optionee, at any time within a period of two (2) years after the death of the Optionee, but not after the term of the grant. If death occurs while the Optionee is performing services for the Corporation, or after a Qualified Retirement, or during the three-year period following termination for total and permanent disability, the option may be exercised to the extent of the remaining shares covered by the option, whether or not such shares were exercisable at the date of death. If death occurs during the three-month period provided by paragraph 3 following termination for other than death, total and permanent disability or Qualified Retirement, the option subject to such three-month period may be exercised to the extent of the number of shares that were exercisable at the date of death. Notwithstanding the other provisions of this paragraph 4, no option which is not exercisable at the time of a Qualified Retirement shall become exercisable after such Qualified

Retirement if, without the written consent of the Corporation, the Optionee engages in a business, whether as owner, partner, officer, employee or otherwise, which is in competition with the Corporation or one of its affiliates, and if the Optionee’s participation in such business is deemed by the Corporation to be detrimental to the best interests of the Corporation. The determination as to whether such business is in competition with the Corporation or any of its affiliates, and whether such participation by such person is detrimental to the best interests of the Corporation, shall be made by the Corporation in its absolute discretion, and the decision of the Corporation with respect thereto, including its determination as to when the participation in such competitive business commenced, shall be conclusive.

5. Any option which did not become exercisable and which cannot become exercisable under the terms of the option, and any option that ceased to be exercisable and cannot again become exercisable under the terms of the option shall terminate.

6. In the event of a Change in Control, all outstanding options will immediately become exercisable and shall be exercisable for a period of three (3) years from the date of Change in Control regardless of the original term or service status of the Optionee. Change in Control shall be deemed to have occurred if (i) any “person” or “group” (as such terms are used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934), other than employee or retiree benefit plans or trusts sponsored or established by the Corporation or Navistar, Inc. (formerly known as International Truck and Engine Corporation), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation’s then outstanding securities, (ii) the following individuals cease for any reason to constitute more than three-fourths of the number of directors then serving on the Board of Directors of the Corporation: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Corporation) whose appointment or election by the Board or nomination for election by the Corporation’s stockholders was approved by the vote of at least two-thirds (2/3) of the directors then still in office or whose appointment, election or nomination was previously so approved or recommended; (iii) any dissolution or liquidation of the Corporation or Navistar, Inc. (formerly known as International Truck and Engine Corporation) or sale or disposition of all or substantially all (more than 50%) of the assets of the Corporation or of Navistar, Inc. (formerly known as International Truck and Engine Corporation) occurs; or (iv) as the result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets, proxy or consent solicitation, contested election or substantial stock accumulation (each a “Control Transaction”), the members of the Board of Directors of the Corporation immediately prior to the first public announcement relating to such Control Transaction shall immediately thereafter, or within two (2) years, cease to constitute a majority of the Board of Directors of the Corporation. Notwithstanding the foregoing, the sale or disposition of any or all of the assets or stock of Navistar Financial Corporation shall not be deemed a Change in Control. Further, in the event of a Change in Control, the Optionee may elect, in a form and manner determined by the Corporation, that any option held by the Optionee at the time of the Change in Control whose exercise in accordance with the terms of the Plan is prohibited at the time of the Change in Control by reason of the application of federal or state securities laws shall be canceled effective as of the Change in Control in exchange for a cash payment from the Corporation equal to (i) (a) the excess (if any) of the value per share of Common Stock provided to stockholders of the Corporation generally in connection with the Change in Control (or, if none, the fair market value of a share of Common Stock on the date of the Change in Control or, if not a trading day, on the last trading day preceding the date of the Change in Control) over the exercise price under the option multiplied by (b) the number of shares of Common Stock subject to the option, less (ii) the statutory minimum withholding tax that may be due by reason of such payment.

7. If all or any portion of the option is exercised subsequent to any stock dividend, stock split, recapitalization, combination or exchange of shares, reorganization (including, but not limited to, merger or consolidation), liquidation or other event occurring after the date hereof, as a result of which any shares or other securities of the Corporation or any other entity (including, but not limited to, any subsidiary of the Corporation)

shall be issued in respect of the outstanding shares of Common Stock, or shares of Common Stock shall be changed into the same or a different number of shares or other securities of the same or any other class or classes, the person or persons so exercising the option shall receive, for the aggregate price paid upon such exercise, the class and aggregate number of shares or other securities which, if shares of Common Stock (as authorized at the date hereof) had been purchased on the date hereof for the same aggregate price (on the basis of the price per share) and had not been disposed of, such person or persons would be holding at the time of such exercise as a result of such purchase any and all such stock dividends, stock splits, recapitalizations, combinations or exchanges of shares, reorganizations, liquidations or other events. In the event of any corporate reorganization, separation or division (including, but not limited to, split-up, split off, spin-off or sale of assets) as a result of which any cash or shares or other securities of any entity other than the Corporation (including, but not limited to, any subsidiary of the Corporation), shall be distributed in respect of the outstanding shares of Common Stock, a committee of the Board shall make such adjustments in the terms of the option (including, but not limited to, the number of shares covered and the purchase price of such shares) as it may deem appropriate to provide equitably for the Optionee’s interest in the option. Upon any adjustment as aforesaid, the minimum number of full shares that may be purchased upon any exercise of the option as specified in paragraph 1 shall be adjusted proportionately. No fractional shares shall be issued upon any exercise of the option, and the aggregate price paid shall be appropriately reduced on account of any fractional share not issued.

8. Subject to the terms and conditions contained herein, in the Award Agreement and the Plan, the option may be exercised by giving notice as provided in instructions issued by the Secretary for the exercise of options, which instructions may provide for the use of agents, including stock brokers, to effect exercise of options, or in the absence of such instructions, by written notice to the Secretary of the Corporation at the location of its principal office at the time of exercise, which is currently located at 4201 Winfield Road, Warrenville, Illinois 60555. Such notice shall state the election to exercise the option and the number of shares in respect of which it is being exercised, shall be signed by the person or persons so exercising the option and shall be accompanied by instructions to the Secretary to exercise, in whole or in part, through a cashless exercise, net-exercise (as defined in the Plan), or other arrangements through agents, including stockbrokers, under arrangements established by the Corporation for the exercise of the option, or, if not covered by such instructions, for payment of the full purchase price of said shares by cash, including a personal check made payable to the Corporation, or by delivering at fair market value on the date of exercise unrestricted Common Stock already owned by the Optionee, or by any combination of cash and Common Stock, and in either case, by payment to the Corporation of any withholding tax due with respect to any Optionee who is a citizen or resident of a foreign country or is otherwise then imposed effective as of the date of exercise by then applicable law. Shares which otherwise would be delivered to the holder of an option may be delivered, at the election of the holder, to the Corporation in payment of any such withholding taxes due in connection with an exercise. In no event may successive simultaneous pyramiding be used to exercise an option. A certificate or certificates representing said shares shall be delivered as soon as practicable after the notice shall be received by the Corporation. The certificate or certificates for the shares as to which the option shall have been so exercised shall be registered in the name of the person or persons so exercising the option and shall be delivered as aforesaid to or upon the written order of the person or persons exercising the option. In the event the option shall be exercised, pursuant to paragraph 4 hereof, by any person or persons other than the Optionee, such notice shall be accompanied by appropriate proof of the right of such person or the persons to exercise the option. The date of exercise of the option shall be the date on which the aforesaid written notice, properly executed and accompanied as aforesaid, is received under the Secretary’s instructions or by the Secretary. The payment due to the Optionee upon exercise of the option will be settled solely in Common Stock. All shares that shall be purchased upon the exercise of the option as provided herein shall be fully paid and non-assessable.

9. [Reserved]

10. The Corporation shall at all times during the term of the option reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements contained herein, in the Award Agreement and in the Plan, shall pay all original issue and/or transfer taxes with respect to the issue and/or transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Corporation in connection therewith and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Corporation, shall be applicable thereto. If the Plan pursuant to which the option is exercised provides that only treasury stock will be used to satisfy the requirements of the option, only treasury stock that has been listed on the exchange will be used.

11. As used herein, the term “Common Stock” shall mean the class of stock designated “Common Stock” in the Restated Certificate of Incorporation of the Corporation.

12. The terms and conditions contained herein and in the Award Agreement shall be subject to and governed by the terms of the Plan, a copy of which is being delivered herewith to the Optionee. Optionee acknowledges that the Plan may be amended, prospectively or retroactively in order to comply with the requirements of the Internal Revenue Code governing deferred compensation, and Optionee agrees to comply with the terms of the Plan as so amended from time to time.

EXHIBIT 10.95

NAVISTAR INTERNATIONAL CORPORATION

RESTRICTED STOCK AWARD AGREEMENT

NAVISTAR INTERNATIONAL CORPORATION

2004 PERFORMANCE INCENTIVE PLAN

GRANTEE:

ADDRESS:

SOCIAL SECURITY NUMBER:

NUMBER OF SHARES OF RESTRICTED STOCK:

DATE OF GRANT:

This is an award agreement (the “Award Agreement”) between Navistar International Corporation, a Delaware corporation (the “Corporation”) and the individual named above (the “Employee” or “Grantee”). The Corporation hereby grants to the Grantee an aggregate of the above-stated number of shares of Common Stock of the Corporation on the terms and conditions contained herein and in the Corporation’s 2004 Performance Incentive Plan approved by the shareholders February 17, 2004 (the “Plan”). Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in the Plan.

1. Vesting of Restricted Stock. Subject to the terms and conditions of this Award Agreement and the Plan, the Restricted Stock shall vest as follows:

[ENTER EITHER SPECIFIC VESTING REQUIREMENTS WHICH MUST BE OVER NO LESS THAN A THREE YEAR PERIOD OR A STRICT THREE YEAR PERIOD VESTING SCHEDULE AS FOLLOWS:

NUMBER OF SHARES:                     VESTED ON OR AFTER [one year]

NUMBER OF SHARES:                     VESTED ON OR AFTER [after two years]

NUMBER OF SHARES:                     VESTED ON OR AFTER [three years]]

2. Stock Certificates. Certificates for the Restricted Stock shall be issued by the Corporation in the name of the Grantee and delivered to the Grantee at the time of grant. The certificate bear the following legend evidencing its restrictive nature as follows:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, FORFEITURE AND VESTING AS SET FORTH IN THE RESTRICTED STOCK AWARD AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SECURITIES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER.

3. Effect of Termination of Employment. If the Grantee (i) quits, is involuntarily separated from the Corporation or otherwise terminates employment, then any Restricted Stock not vested as of such date will be forfeited to the Corporation, (ii) becomes totally and permanently disability or retires from the Corporation pursuant to a Qualified Retirement, such Restricted Stock will continue to vest according to the terms of grant, or (iii) dies while serving the Corporation or following a total and permanent disabled or Qualified Retirement, any such previously granted Restricted Stock shall vest as of the date of such Grantee’s death and all restrictions thereon shall lapse and the Restricted Stock shall be immediately transferable to the name beneficiary or to such Grantee’s estate.

4. Tax Withholding Obligations. The Grantee shall be required to deposit with the Corporation either (i) an amount of cash equal to the amount determined by the Corporation to be required with respect to any withholding taxes, FICA contributions, or the like under any federal, state or local statute, ordinance, rule or regulation in connection with the grant or vesting of the Restricted Stock or (ii) a number of shares of the Corporation’s Common Stock otherwise deliverable having a Fair Market Value sufficient to satisfy the statutory minimum of all or part of the Grantee’s estimated total federal, state and local tax obligations associated with the grant or vesting of the Restricted Stock. The Corporation shall not deliver any of the shares of the Corporation’s Common Stock until and unless the Grantee has made the deposit required herein or proper provision for required withholding has been made.

5. Rights as Shareholder. The Grantee shall have all rights of a shareholder prior to the vesting of the Restricted Stock, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

6. Transferability. The Restricted Stock may not be transferred, assigned or made subject to any encumbrance, pledge or charge until such Restricted Stock has vested and any other restrictions or conditions on such Restricted Stock are removed, have been satisfied or expire.

7. No Employment Rights. Nothing in this Agreement will confer upon the Grantee any right to continue in the employ or service of the Corporation or any of its subsidiaries or affect the right of the Corporation to terminate the employment of the Grantee at any time with or without cause.

8. Change in Control of the Corporation. In the event of a Change in Control, all awarded Restricted Stock will immediately be free of all restrictions and performance contingencies and will be deemed fully earned and not subject to forfeiture.

9. Amendment. This Award Agreement may be amended only by a writing executed by the Corporation and the Grantee that specifically states that it is amending this Award Agreement. Notwithstanding the foregoing, this Award Agreement may be amended solely by the Committee by a writing which specifically states that it is amending this Award Agreement, so long as a copy of such amendment is delivered to the Grantee, and provided that no such amendment adversely affecting the rights of the Grantee hereunder may be made without the Grantee’s written consent. Without limiting the foregoing, the Committee reserves the right to change, by written notice to the Grantee, the provisions of the Restricted Stock or this Award Agreement in any way it may deem necessary or advisable to carry out the purpose of the grant as a result of any change in applicable laws or regulations or any future law, regulation, ruling or judicial decisions, provided that any such change shall be applicable only to shares of Restricted Stock which are then subject to restrictions as provided herein.

10. Severability. If all or any part of this Award Agreement is declared by any court or government authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of this Award Agreement not declared to be unlawful or invalid. Any Section of this Award Agreement so declared to be unlawful or invalid shall, if possible, be construed in a manner that will give effect to the terms of such Section to the fullest extent possible while remaining lawful and valid.

11. Construction. The Restricted Stock is being issued pursuant to Section XI of the Plan and is subject to the terms of the Plan. A copy of the Plan has been given to the Grantee and additional copies of the Plan are available upon request during normal business hours at the principal executive officers of the Corporation. To the extent that any provisions of this Award Agreement violates or is inconsistent with an express provisions of the Plan, the Plan provision shall govern and any inconsistent provision in this Award Agreement shall be of no force or effect.

12. Binding Effect and Benefit. This Award Agreement shall be binding upon and, subject to the conditions hereof, inure to the benefit of the Corporation, its successors and assigns, and the Grantee and his successors and assigns.

13. Entire Understanding. This Award Agreement embodies the entire understanding and agreement of the parties in relation to the subject matter hereof, and no promise, condition, representation or warranty, expressed or implied, not herein stated, shall bind either party hereto.

14. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Illinois.

The Corporation and the Grantee hereby agree to the terms and conditions of this Award Agreement and have executed it as of the Date of Grant set forth above.

NAVISTAR INTERNATIONAL CORPORATION

By:
Daniel C. Ustian
Chairman, President and CEO

Attest:

Curt A. Kramer
Corporate Secretary

Grantee

EXHIBIT 10.96

PREMIUM SHARE UNIT CERTIFICATE NAVISTAR EXECUTIVE STOCK OWNERSHIP PROGRAM ADOPTED AS OF FEBRUARY 17, 2004

GRANTEE:

ADDRESS:

SOCIAL SECURITY NUMBER:

TOTAL OF PREMIUM SHARE UNITS: DATE OF GRANT:	TRANCHE VESTING

DATE EARNED:

DATE UNITS VEST:                         NUMBER OF UNITS VESTED:

This is an award agreement (the “Award Agreement”) between Navistar International Corporation, a Delaware corporation (the “Corporation”), and the individual named above (the “Employee” or “Grantee”). The Corporation hereby credits to the Grantee’s account, the above-stated number of Premium Share Units, which are issuable as Common Stock of the Corporation in accordance with the terms and conditions of the Corporation’s 2004 Performance Incentive Plan approved by the shareholders February 17, 2004, as amended from time to time, (the “Plan”).

The Premium Share Units awarded hereunder are further subject to the terms and conditions of the Corporation’s Executive Stock Ownership Program, as amended and restated September 1, 2004, as amended from time to time (the “Program”), a copy of which is attached. Subject to the terms and conditions of the Program and the Plan, including the provisions regarding forfeiture of the shares and restrictions on transferability, these Premium Share Units will vest on the dates set forth above. Premium Share Units which have been fully vested will convert to the Corporation’s Common Stock and be distributed to the Grantee upon termination of employment or such other mutually agreed upon date if such termination of employment is through qualified retirement. These Premium Share Units shall have the same rights as Common Stock of the Corporation except the units shall be non-voting.

The Corporation and the Grantee hereby agree to the terms and conditions of this Award Agreement and have executed it as of the date set forth above.

NAVISTAR INTERNATIONAL CORPORATION

By:
James M. Moran
Vice President & Treasurer

Attest:

Curt A. Kramer
Corporate Secretary

Grantee

EXHIBIT 10.97

DEFERRED SHARE UNIT CERTIFICATE

NAVISTAR EXECUTIVE STOCK OWNERSHIP PROGRAM

ADOPTED AS OF FEBRUARY 17, 2004

GRANTEE:

ADDRESS:

SOCIAL SECURITY NUMBER:

TOTAL OF DEFERRED SHARES:

DATE OF GRANT:

DATE VESTED:

This is an award agreement (the “Award Agreement”) between Navistar International Corporation, a Delaware corporation (the “Corporation”), and the individual named above (the “Employee” or “Grantee”). The Corporation hereby credits to the Grantee’s account, the above-stated number of Deferred Share Units, which are issuable as Common Stock of the Corporation in accordance with the terms and conditions of the Corporation’s 2004 Performance Incentive Plan approved by the shareholders February 17, 2004, as amended from time to time, (the “Plan”).

The Deferred Share Units awarded hereunder are further subject to the terms and conditions of the Corporation’s Executive Stock Ownership Program, as amended and restated September 1, 2004, as amended from time to time (the “Program”), a copy of which is attached. Subject to the terms and conditions of the Program and the Plan, including the provisions regarding forfeiture of the shares and restrictions on transferability, these Deferred Share Units will vest on the dates set forth above. Deferred Share Units which have been fully vested will convert to the Corporation’s Common Stock and be distributed to the Grantee upon termination of employment or such other mutually agreed upon date if such termination of employment is through qualified retirement. These Deferred Share Units shall have the same rights as Common Stock of the Corporation except the units shall be non-voting.

The Corporation and the Grantee hereby agree to the terms and conditions of this Award Agreement and have executed it as of the date set forth above.

NAVISTAR INTERNATIONAL CORPORATION

By:
James M. Moran
Vice President & Treasurer
Attest:

Curt A. Kramer
Corporate Secretary

Grantee

EXHIBIT 10.98

Board of Director Resolutions

1998 Non-Employee Director Stock Option Plan

RESOLVED, that the Board of Directors hereby approves the following amendment to the Corporation’s 1998 Non-Employee Director Stock Option Plan substantially in the form presented below, together with any other amendments to such plan that any of the officers of the Corporation may, in their sole judgment, deem necessary, proper or advisable to conform such stock option plans to the amendments set forth below.

1998 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

WHEREAS, the Corporation maintains the Navistar 1998 Non-Employee Director Stock Option Plan, as it may be amended from time to time (the “1998 Directors Plan”); and

WHEREAS, the 1998 Directors Plan, in relevant part, generally reserves to the Board the right to modify the 1998 Directors Plan at any time, subject to limitations not applicable here.

NOW, THEREFORE, BE IT RESOLVED, that the Board hereby amends, effective as of the date of these resolutions, Section 7 of the 1998 Directors Plan by substituting the following text for the sixth sentence thereof:

“The option can be exercised in whole or in part through (i) cashless exercise, (ii) the Corporation withholding from the shares of Common Stock otherwise issuable upon exercise of the option a number of shares of Common Stock having a fair market value equal, as of the date of exercise, to the exercise price of the option multiplied by the number of shares of Common Stock in respect of which the option shall have been exercised (“Net-Exercise”), or (iii) other arrangements through agents, including stockbrokers, under arrangements established by the Corporation by paying the amounts required by instructions issued by the Secretary of the Corporation for the exercise of the options. If an exercise is not covered by instructions issued by the Corporate Secretary, the purchase price is to be paid in full to the Corporation upon the exercise of the option either (I) by cash including a personal check made payable to the Corporation, (II) by delivering at fair market value on the date of exercise unrestricted Common Stock already owned by the option holder, or (III) by any combination of cash and unrestricted Common Stock, and in either case, by payment to the Corporation of any withholding tax.”

EXHIBIT 10.99

Compensation Committee Resolutions

Equity Plan Amendments

RESOLVED, that the Committee of the Board hereby approves the following amendments to the Corporation’s stock option plans substantially in the form presented below, together with any other amendments to such plans that any of the officers of the Corporation, or any of them, may in their judgment deem necessary, proper or advisable to conform such stock option plans to the amendments set forth below.

1994 PERFORMANCE INCENTIVE PLAN

WHEREAS, the Corporation maintains the Navistar 1994 Performance Incentive Plan, as it may be amended from time to time (the “1994 Plan”); and

WHEREAS, the 1994 Plan, in relevant part, generally reserves to the Committee the right to modify the 1994 Plan at any time, subject to limitations not applicable here.

NOW, THEREFORE, BE IT RESOLVED, that the Committee hereby amends, effective as of the date of these resolutions, Paragraph (2) of Section VII of the 1994 Plan by substituting the following text for the fourth and fifth sentences thereof, to read as follows:

“The Stock Option can be exercised in whole or in part through (i) cashless exercise, (ii) the Corporation withholding from the shares of Common Stock otherwise issuable upon exercise of the Stock Option a number of shares of Common Stock having a fair market value equal, as of the date of exercise, to the exercise price of the Stock Option multiplied by the number of shares of Common Stock in respect of which the Stock Option shall have been exercised (“Net-Exercise”), or (iii) other arrangements through agents, including stockbrokers, under arrangements established by the Corporation by paying the amounts required by instructions issued by the Secretary of the Corporation for the exercise of the Stock Options. If an exercise is not covered by instructions issued by the Corporate Secretary, the purchase price is to be paid in full to the Corporation upon the exercise of a Stock Option either (I) by cash including a personal check made payable to the Corporation; (II) by delivering at fair market value on the date of exercise unrestricted Common Stock already owned by the Participant, or (III) by any combination of cash and unrestricted Common Stock, and in either case, by payment to the Corporation of any withholding tax.”

1998 INTERIM STOCK PLAN

WHEREAS, the Corporation maintains the Navistar International Corporation 1998 Interim Stock Plan, as it may be amended from time to time (the “1998 Interim Plan”); and

WHEREAS, the 1998 Interim Plan, in relevant part, generally reserves to the Committee the right to modify the 1998 Interim Plan at any time, subject to limitations not applicable here.

NOW, THEREFORE, BE IT RESOLVED, that the Committee hereby amends, effective as of the date of these resolutions, Section IV of the 1998 Interim Plan by adding the following text to the end thereof, to read as follows:

“The Nonqualified Stock Option can be exercised in whole or in part through (i) cashless exercise, (ii) Navistar International Corporation withholding from the shares of Common Stock otherwise issuable upon exercise of the Nonqualified Stock Option a number of shares of Common Stock having a fair market value equal, as of the date of exercise, to the exercise price of the Nonqualified Stock Option multiplied by the number of shares of Common Stock in respect of which the Nonqualified Stock Option shall have been exercised (“Net-Exercise”), or (iii) other arrangements through agents, including stockbrokers, under arrangements established by Navistar International Corporation by paying the amounts required by instructions issued by its Secretary for the exercise of the Nonqualified Stock Options. If an exercise is not covered by instructions issued by the Corporate Secretary, the purchase price is to be paid in full to Navistar International Corporation upon the exercise of a Nonqualified Stock Option either (I) by cash including a personal check made payable to Navistar International Corporation; (II) by delivering at fair market value on the date of exercise unrestricted Common Stock already owned by the Participant, or (III) by any combination of cash and unrestricted Common Stock, and in either case, by payment to Navistar International Corporation of any withholding tax.”

1998 SUPPLEMENTAL STOCK PLAN

WHEREAS, the Corporation maintains the Navistar 1998 Supplemental Stock Plan, as it may be amended from time to time (the “1998 Supplemental Plan”); and

WHEREAS, the 1998 Supplemental Plan, in relevant part, generally reserves to the Committee the right to modify the 1998 Supplemental Plan at any time, subject to limitations not applicable here.

NOW, THEREFORE, BE IT RESOLVED, that the Committee hereby amends the 1998 Supplemental Plan, effective as of the date of these resolutions, as follows:

1. Section IV of the 1998 Supplemental Plan is hereby amended by adding the following text to the end thereof, to read as follows:

“The Nonqualified Stock Option can be exercised in whole or in part through (i) cashless exercise, (ii) Navistar International Corporation withholding from the shares of Common Stock otherwise issuable upon exercise of the Nonqualified Stock Option a number of shares of Common Stock having a fair market value equal, as of the date of exercise, to the exercise price of the Nonqualified Stock Option multiplied by the number of shares of Common Stock in respect of which the Nonqualified Stock Option shall have been exercised (“Net-Exercise”), or (iii) other arrangements through agents, including stockbrokers, under arrangements established by Navistar International Corporation by paying the amounts required by instructions issued by its Secretary for the exercise of the Nonqualified Stock Options. If an exercise is not covered by instructions issued by the Corporate Secretary, the purchase price is to be paid in full to Navistar International Corporation upon the exercise of a Nonqualified Stock Option either (I) by cash including a personal check made payable to Navistar International Corporation; (II) by delivering at fair market value on the date of exercise unrestricted Common Stock already owned by the Participant, or (III) by any combination of cash and unrestricted Common Stock, and in either case, by payment to Navistar International Corporation of any withholding tax.”

2. The terms of the Restoration Stock Option Program under the 1998 Supplemental Plan are hereby amended by deleting any and all references therein to the requirement that any share of stock acquired by the option holder from the Corporation, which are transferred to the Corporation in connection with an option exercise, to either cover, in whole or in part, the cost of exercise or tax withholding, be held by the option holder for at least six months.

2004 PERFORMANCE INCENTIVE PLAN

WHEREAS, the Corporation maintains the Navistar International Corporation 2004 Performance Incentive Plan, as it may be amended from time to time (the “2004 Plan”); and

WHEREAS, the 2004 Plan, in relevant part, generally reserves to the Committee the right to modify the 2004 Plan at any time, subject to limitations not applicable here.

NOW, THEREFORE, BE IT RESOLVED, that the Committee hereby approves, effective as of the date of these resolutions, the proposed amendments to the 2004 PIP as shown in bold text in the amended and restated 2004 PIP attached hereto as Exhibit A.

1998 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

RESOLVED, that the Committee hereby recommends that the Board approve the following preamble and resolutions:

“WHEREAS, the Corporation maintains the Navistar 1998 Non-Employee Director Stock Option Plan, as it may be amended from time to time (the “1998 Directors Plan”); and

WHEREAS, the 1998 Directors Plan, in relevant part, generally reserves to the Board the right to modify the 1998 Directors Plan at any time, subject to limitations not applicable here.

NOW, THEREFORE, BE IT RESOLVED, that the Board hereby amends, effective as of the date of these resolutions, Section 7 of the 1998 Directors Plan by substituting the following text for the sixth sentence thereof, to read as follows:

“The option can be exercised in whole or in part through (i) cashless exercise, (ii) the Corporation withholding from the shares of Common Stock otherwise issuable upon exercise of the option a number of shares of Common Stock having a fair market value equal, as of the date of exercise, to the exercise price of the option multiplied by the number of shares of Common Stock in respect of which the option shall have been exercised (“Net-Exercise”), or (iii) other arrangements through agents, including stockbrokers, under arrangements established by the Corporation by paying the amounts required by instructions issued by the Secretary of the Corporation for the exercise of the options. If an exercise is not covered by instructions issued by the Corporate Secretary, the purchase price is to be paid in full to the Corporation upon the exercise of the option either (I) by cash including a personal check made payable to the Corporation, (II) by delivering at fair market value on the date of exercise unrestricted Common Stock already owned by the option holder, or (III) by any combination of cash and unrestricted Common Stock, and in either case, by payment to the Corporation of any withholding tax.”

EXHIBIT 10.100

AMENDMENT

OF

EXECUTIVE SEVERANCE AGREEMENT

This agreement between and among Navistar International Corporation, a Delaware corporation (the “Company”), Navistar, Inc. (formerly known as International Truck and Engine Corporation), a Delaware corporation (“NAVISTAR, INC.”), and William A. Caton (the “Executive”) (each a “Party” and collectively, the “Parties”), hereby amends the Executive Severance Agreement entered into by the Parties and effective as of December 31, 2007 (the “ESA”). Subject to the amendment of the ESA expressly contained herein, each Party understands and agrees that the ESA shall continue in full force and effect in accordance with the terms and conditions specified therein.

WITNESSETH

WHEREAS, immediately prior to June 17, 2008, the Executive was employed with the Company and served as its Executive Vice President and Chief Financial Officer;

WHEREAS, effective as of June 17, 2008, the Executive remained employed with the Company, but at the request of the Company, ceased to serve as its Executive Vice President and Chief Financial Officer, and instead began to serve as its Executive Vice President and Chief Risk Officer (the “Transition”);

WHEREAS, within 10 days of the Transition, the Executive notified the Company that the Transition constituted a “Good Reason” event or condition within the meaning of the ESA; and

WHEREAS, the Company and NAVISTAR, INC. desire to retain the services of the Executive following the Transition and, to achieve that objective, further desire to amend the ESA to provide the Executive up to 24 months following the Transition to determine whether he wishes to either remain employed in his new position or voluntarily terminate employment due to Good Reason.

NOW, THEREFORE, pursuant to and in accordance with paragraph 13 of the ESA, the Company, NAVISTAR, INC., and the Executive mutually agree to amend the ESA as follows, effective as of the dates specified herein.

1. By substituting “Navistar, Inc.” for “International Truck and Engine Corporation” in each instance where the latter phrase appears in the ESA, effective February 27, 2008.

2. By substituting “NAVISTAR, INC.” for “INTERNATIONAL TRUCK AND ENGINE CORPORATION” in each instance where the latter phrase appears in the ESA, effective February 27, 2008.

3. By substituting “NIC” for “INTERNATIONAL” in each instance where the latter phrase appears in the ESA, effective February 27, 2008.

4. By amending in its entirety paragraph 4(a) of the ESA, effective June 17, 2008, to read as follows:

“(a) For purposes of this Agreement, subject to remaining provisions of this paragraph 4, a Termination under this paragraph 4(a) shall occur if, during the Agreement Period and either before the date on which a Change in Control occurs or more than 36 months after the date of the then-most recent Change in Control, (i) the Executive’s employment is involuntarily terminated by NIC for any reason other than Cause or (ii) a Good Reason occurs and the Executive both provides notice to the Company or NAVISTAR, INC. of the existence of the Good Reason within ten (10) days of its initial existence and, to the extent the Company or NAVISTAR, INC. either does not remedy such Good Reason within thirty (30) days of receiving such notice from the Executive of the initial existence of such Good Reason (for purposes of this paragraph 4(a), the ‘Cure Period’) or notifies the Executive in writing prior to the expiration of the Cure Period of its unwillingness to remedy such event or condition, voluntarily terminates his or her employment with NIC within ten (10) days after either the expiration of such Cure Period or such earlier date prior to the expiration of the Cure Period on which the Executive was so notified in writing (or, solely with respect to the Good Reason that initially occurred on June 17, 2008 in connection with the Executive ceasing to serve as Executive Vice President and Chief Financial Officer, of the Company and instead, at the request of the Company, beginning to serve as its Executive Vice President and Chief Risk Officer, voluntarily terminates his or her employment with NIC within the 24-month period immediately following the initial occurrence of such Good Reason, except to the extent the Company or NAVISTAR, INC. otherwise remedies such Good Reason before the date on which the Executive so voluntarily terminates his or her employment with NIC), as the case may be. For purposes of this Agreement, ‘Good Reason’ means the occurrence, during the Agreement Period and either before the date on which a Change in Control occurs or more than 36 months after the date of the then-most recent Change in Control, of any of the following events or conditions: (A) NIC reduces the Executive’s base salary by ten percent (10%) or more (either upon one reduction or during a series of reductions over a period of time), provided that such reduction neither comprises a part of a general reduction for the Executive’s then-current peers as a group (determined as of the date immediately before the date on which the Executive becomes subject to such material reduction) nor results from a deferral of the Executive’s base salary, or (B) a material diminution in the Executive’s authority (including, but not limited to, the budget over which the Executive retains authority), duties, or responsibilities within NIC, except in connection with the involuntary termination of the Executive’s employment for Cause. In the event of a Termination under this paragraph 4(a), the Executive shall be paid the separation payments and benefits set forth in paragraph 5(a) below. For purposes of this Agreement, the term ‘Cause’ means that the reason for the Executive’s involuntary termination of employment was (I) willful misconduct involving an offense of a serious nature that is demonstrably and materially injurious to NIC, monetarily or otherwise, (II) conviction of, or entry of a plea of guilty or nolo contendere to, a felony as defined by the laws of the United States of America or by the laws of the State or other jurisdiction in which the Executive is so convicted, or (III) continued intentional failure to substantially perform required duties for NIC after written demand to so perform by NIC (other than a failure due to physical or mental disability). For purposes of determining whether ‘Cause’ exists, no act, or failure to act, on the Executive’s part will be deemed ‘willful’ unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the Executive’s act, or failure to act, was in the best interest of NIC. If the Executive’s involuntary termination of employment is for Cause, no separation payments or benefits shall be due or owing by the Company or NAVISTAR, INC. under paragraph 5(a) below.”

4. By amending in its entirety clause (A) of paragraph 5(a)(ii) of the ESA, effective June 17, 2008, to read as follows:

“(A) Continued healthcare coverage for the 12-month period (or, solely with respect to the Good Reason that initially occurred on June 17, 2008, as described in paragraph 4(a) of this Agreement, for the 36-month period) immediately after the date of Termination, with the same coverage option as in effect immediately before the date of Termination (or substantially similar coverage option in the event such prior coverage option is eliminated or unavailable) and under the same terms and conditions such coverage is otherwise made available to active employees of NIC after the Executive’s Termination, with such coverage being provided in lieu of any post-termination healthcare continuation coverage which the Executive and his or her covered spouse and dependents would otherwise have been entitled to receive on account of said Termination under applicable federal and state law (“COBRA Coverage”) and, further, with the period of such coverage in excess of the applicable period of COBRA Coverage (if any, determined as if the Executive elected such COBRA Coverage and paid the applicable premiums) being paid by the Executive on an after-tax basis;”

* * *

IN WITNESS WHEREOF, on the date or dates indicated below, the Executive has hereunto set his hand and, pursuant to the authorization from its respective Board of Directors, the Company and NAVISTAR, INC. have each caused this Amendment to be executed in its name on its behalf, effective as of the dates specified herein.

NAVISTAR INTERNATIONAL CORPORATION

By:	/s/ Daniel C. Ustian
Chairman, President and
Chief Executive Officer

Date Signed:

NAVISTAR, INC.

By:	/s/ Daniel C. Ustian
Chairman, President and
Chief Executive Officer

Date Signed:

EXECUTIVE

By:	/s/ William A. Caton
Executive

Date Signed:	7/8/08

EXHIBIT 10.101

NAVISTAR INTERNATIONAL CORPORATION

RESTRICTED STOCK UNIT AWARD NOTICE AND AGREEMENT

NAVISTAR INTERNATIONAL CORPORATION

2004 PERFORMANCE INCENTIVE PLAN

GRANTEE:

ADDRESS:

NUMBER OF RESTRICTED STOCK UNITS:

DATE OF GRANT:

Navistar International Corporation, a Delaware corporation (the “Corporation”), is pleased to confirm that you (the “Grantee”) have been granted a Restricted Stock Unit Award (this “Award”), effective as of the Date of Grant set forth above (the “Grant Date”). This Award is subject to the terms and conditions of this Restricted Stock Unit Award Notice and Agreement (this “Agreement”) and is made under the Corporation’s 2004 Performance Incentive Plan, as may be amended from time to time (the “Plan”), which is incorporated into and made a part of this Agreement. Any capitalized terms used in this Agreement that are otherwise not defined herein shall have the same meaning prescribed under the Plan.

1. Acceptance of Terms and Conditions. By accepting this Award, the Grantee agrees to be bound by the terms and conditions of this Agreement, the Plan, and any and all conditions established by the Corporation in connection with Awards issued under the Plan, and understands that this Award does not confer any legal or equitable right (other than those constituting the Award itself) against the Corporation or any of its subsidiaries (collectively, the “Navistar Companies”), directly or indirectly, or give rise to any cause of action at law or in equity against the Navistar Companies.

2. Grant of Restricted Stock Units. Subject to the restrictions, limitations, terms and conditions specified in the Plan, the Prospectus for the Plan (the “Prospectus”), and this Agreement, the Corporation hereby grants this Award to the Grantee as of the Grant Date equal to the above-stated number of Restricted Stock Units (each, an “RSU” and collectively, the “RSUs”), with each such RSU representing the right to receive one share of the Corporation’s Common Stock, $0.10 par value per share (“Common Stock”).

3. Vesting of Restricted Stock Units. Subject to the terms and conditions of this Agreement, the Prospectus, and the Plan, the RSUs shall vest as follows:

[ENTER EITHER SPECIFIC VESTING REQUIREMENTS WHICH MUST BE OVER NO LESS THAN A THREE YEAR PERIOD OR A STRICT THREE YEAR PERIOD VESTING SCHEDULE AS FOLLOWS:

NUMBER OF SHARES:                         VESTED ON OR AFTER [one year]

NUMBER OF SHARES:                         VESTED ON OR AFTER [after two years]

NUMBER OF SHARES:                         VESTED ON OR AFTER [three years]]

4. No Dividends or Dividend Equivalents. The Grantee shall not receive dividends or dividend equivalents on the RSUs.

5. Conversion of Vested Restricted Stock Units; Issuance of Common Stock. To the extent, if any, the RSUs are vested pursuant to the terms of this Agreement or the Plan, shares of Common Stock shall be issued to or in respect of the Grantee on the earliest of the following dates: (a) the [INSERT THIRD ANNIVERSARY OF GRANT DATE FROM SECTION 3], (b) in the event all of the RSUs become vested upon the Grantee’s death pursuant to Section XI(6) of the Plan, the date of the Grantee’s death, or (c) in the event the Grantee terminates employment or service before [INSERT THIRD ANNIVERSARY OF GRANT DATE FROM SECTION 3] and would otherwise forfeit a portion of the RSUs pursuant to Section XI(8) of the Plan, the date of the Grantee’s termination of employment or service with the Navistar Companies, but only if such termination would otherwise be deemed a “separation from service” within the meaning of Treasury Regulation §1.409A-1(h) (using a percentage of 80% to determine the controlled group of corporations and businesses under common control); provided, however, that in no event shall shares of Common Stock be issued before the date on which all other restrictions, limitations, or conditions on such RSUs are removed, have been satisfied, or lapse. On the date shares of Common Stock are to be so issued to or in respect of the Grantee, subject to Section 7 of this Agreement, the Corporation shall promptly cause to be issued in book-entry form, registered in the Grantee’s name, the appropriate number of shares of Common Stock in payment of such vested and unrestricted RSUs. If, however, the Grantee elects to defer payment of any such shares of Common Stock, if and to the extent permitted to so elect under Section 6 of this Agreement, such shares of Common Stock shall be issued pursuant to and in accordance with the deferral election agreement entered into between the Corporation and the Grantee. The value of whole RSUs shall be settled solely in shares of Common Stock. The value of any fractional RSUs shall be paid in cash at such time shares of Common Stock are delivered to the Grantee in payment of the RSUs.

6. Deferral Election. If and to the extent permitted by the Committee, and subject to any rules and procedures it may establish, the Grantee may elect to defer delivery of the shares of Common Stock that would otherwise be due under the terms of this Agreement. If the Grantee wishes to so elect to defer delivery of the shares of Common Stock, the Grantee must contact the Office of the Secretary for the proper deferral election form and further directions. To the extent the delivery of the shares of Common Stock that would otherwise be due under the terms of this Agreement is subject to U.S. tax law, any election to defer delivery of such shares shall comply with the requirements of U.S. tax law, including, without limitation, the requirements of Section 409A of the United States Internal Revenue Code of 1986, as amended, and applicable regulations and other applicable authorities issued thereunder.

7. Tax Withholding Obligations. The Grantee shall be required to deposit with the Corporation either (i) an amount of cash equal to the amount determined by the Corporation to be required with respect to any withholding taxes, FICA contributions, or the like under any federal, state or local statute, ordinance, rule or regulation in connection with the grant or vesting of the RSUs (the “Taxes”) or (ii) a number of shares of Common Stock otherwise deliverable hereunder having a fair market value sufficient to satisfy the statutory minimum of all or part of the Grantee’s estimated Taxes. The Corporation shall not deliver any of the shares of Common Stock until and unless the Grantee has made the deposit required herein or proper provision for required withholding has been made.

8. Rights as Shareholder. Subject to Section 4 of this Agreement, the Grantee shall have the same rights as a shareholder of the Corporation in respect to the RSUs, except that the RSUs shall not include the right to vote until and unless the RSUs have vested and ownership of shares of Common Stock represented by the RSUs have been transferred to (or on behalf of) the Grantee.

9. Transferability. Except to the extent provided in the Plan in the case of the Grantee’s death, the RSUs may neither be made subject to any encumbrance nor transferred by means of sale, assignment, exchange, pledge, or otherwise.

10. Extraordinary Item; Coordination with Local Law. By voluntarily acknowledging and accepting this Award, the Grantee acknowledges and understands that (a) the RSUs are an extraordinary item relating to compensation for future services to the Navistar Companies and are not under any circumstances to be considered compensation for past services; (b) the RSUs are not part of normal or expected compensation or salary for any purposes, including, without limitation, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, service-based awards, pension or retirement benefits or similar payments; and (c) notwithstanding any terms or conditions of the Plan or this Agreement to the contrary, in the event of the Grantee’s involuntary termination of employment with the Navistar Companies, the Grantee’s right to receive future Restricted Stock Units under the Plan and to vest in the RSUs shall terminate as of the date that the Grantee is no longer actively employed and will not be extended by any notice period under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); provided, however, that to the extent the Grantee retains any right to continue to vest in the RSUs pursuant to and in accordance with the Plan and this Agreement following such termination, the right to so vest shall be measured from the date the Grantee terminates active employment with the Navistar Companies and shall not be extended by any notice period under local law.

11. Confidentiality. The Grantee agrees to not disclose the existence or terms of this Agreement to any other employees of the Navistar Companies or third parties with the exception of the Grantee’s accountants, attorneys, or spouse, and shall ensure that none of them discloses such existence or terms to any other person, except as required to comply with legal process.

12. Consent to Transfer Personal Data. By accepting this Award, the Grantee voluntarily acknowledges and consents to the collection, use, processing and transfer of personal data as described in this Section 12. The Grantee is not obliged to consent to such collection, use, processing and transfer of personal data. However, failure to provide the consent may affect the Grantee’s ability to participate in the Plan. The Corporation holds certain personal information about the Grantee, which may include the Grantee’s name, home address and telephone number, facsimile number, e-mail address, family size, marital status, sex, beneficiary information, emergency contacts, passport/visa information, age, language skills, drivers license information, date of birth, birth certificate, social security number or other employee identification number, nationality, C.V. (or resume), wage history, employment references, job title, employment or severance contract, current wage and benefit information, personal bank account number, tax related information, plan or benefit enrollment forms and elections, option or benefit statements, any shares of stock or directorships in the Corporation, details of all options or any other entitlements to shares of stock awarded, canceled, purchased, vested, unvested or outstanding in the Grantee’s favor, for the purpose of managing and administering the Plan (“Data”). The Navistar Companies will transfer Data amongst themselves as necessary for the purpose of implementation, administration and management of the Grantee’s participation in the Plan, and the Corporation may further transfer Data to any third parties assisting the Corporation in the implementation, administration and management of the Plan. These recipients may be located throughout the world, including the United States of America. The Grantee authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Grantee’s participation in the Plan, including any requisite transfer of such Data as may be required for the administration of the Plan and/or the subsequent holding of shares of Common Stock on the Grantee’s behalf to a broker or other third party with whom the Grantee may elect to deposit any shares of Common Stock acquired pursuant to the Plan. The Grantee may, at any time, review Data, require any necessary amendments to it or withdraw the consents herein in writing by contacting the Corporate Secretary for the Corporation; however, withdrawing the Grantee’s consent may affect the Grantee’s ability to participate in the Plan.

13. Amendment. Except as otherwise specified in this Agreement, this Agreement may be amended only by a writing executed by the Corporation and the Grantee that specifically states that it is so amending this Agreement. Notwithstanding the foregoing, this Agreement may be amended by the Committee, without the consent of the Grantee, by a writing that specifically states that it is so amending this Agreement, so long as a copy of such amendment is delivered to the Grantee, and provided that no such amendment that eliminates or adversely affects any right or obligation of the Grantee hereunder may be made without the Grantee’s consent. Without limiting the foregoing, the Committee reserves the right to change, by written notice to the Grantee, the provisions of the RSUs or this Agreement in any way it may deem necessary or advisable to carry out the purpose of the Award as a result of a mistake of fact or any change in applicable laws or regulations or any future law, regulation, ruling or judicial decisions, provided that any such change shall be applicable only to the RSUs that are then subject to terms or conditions of this Agreement.

14. Severability. If any provision of this Agreement is held to be invalid, illegal, or unenforceable by appropriate authority under the law of any jurisdiction applicable to this Agreement, the same shall not affect, in any respect whatsoever, the validity, legality, or enforceability of any other provision of this Agreement, and this

Agreement shall continue, to the fullest extent permitted by law, as if such invalid, illegal, or unenforceable provision were omitted and/or modified by such appropriate authority so as to preserve its validity, legality, or enforceability, unless such omission or modification would substantially impair the rights or benefits under this Agreement of the Grantee or the Corporation.

15. Construction. The RSUs are being issued pursuant to Section XI of the Plan and are subject to the terms of the Plan. A copy of the Plan has been given to the Grantee and additional copies of the Plan are available upon request during normal business hours at the principal executive offices of the Corporation or can be requested in writing sent to the Corporate Secretary, Navistar International Corporation, 4201 Winfield Road, Warrenville, Illinois 60555. To the extent that any provisions of this Agreement violates or is inconsistent with any provisions of the Plan, the Plan provision shall govern and any inconsistent provision in this Agreement shall be of no force or effect.

16. Interpretations. Any dispute, disagreement or question which arises under, or as a result of, or in any way relates to the interpretation, construction or application of the terms of this Agreement, the Plan, or the Prospectus will be determined and resolved by the Committee or its authorized delegate. Such determination or resolution by the Committee or its authorized delegate will be final, binding and conclusive on all persons for all purposes.

17. Successors and Assigns. This Agreement shall be binding upon and, subject to the conditions hereof, inure to the benefit of the Corporation, its successors and assigns, and the Grantee and his successors and assigns.

18. Entire Understanding. This Agreement embodies the entire understanding and agreement of the parties in relation to the subject matter hereof, and no promise, condition, representation or warranty, expressed or implied, not herein stated, shall bind either party hereto.

19. Governing Law. Subject to the terms of the Plan, all matters arising under this Agreement including matters of validity, construction and interpretation, shall be governed by the internal laws of the State of Illinois, without regard to the conflicts of law provisions of that State or any other jurisdiction. The Grantee and the Corporation agree that all claims in respect of any action or proceeding arising out of or relating to this Agreement shall be heard or determined in any state or federal court sitting in Illinois, and the Grantee agrees to submit to the jurisdiction of such courts, to bring all such actions or proceedings in such courts and to waive any defense of inconvenient forum to such actions or proceedings. A final judgment in any action or proceeding so brought shall be conclusive and may be enforced in any manner provided by law.

* * *

The Corporation and the Grantee hereby agree to the terms and conditions of this Agreement and have executed it as of the Grant Date.

NAVISTAR INTERNATIONAL CORPORATION

By:
Daniel C. Ustian
Chairman, President and CEO

GRANTEE

Attest:

Curt A. Kramer
Corporate Secretary